UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

July 31, 2013

Columbia Large Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Federal Income Tax Information	43
Trustees and Officers	44
Board Consideration and Approval of Advisory Agreement	47
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Growth Fund (the Fund) Class A shares returned 22.09% excluding sales charges for the 12-month period that ended July 31, 2013.

>  In an environment of generally rising stock prices, the Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 21.64% for the same 12-month period.

>  Stock selection generally accounted for the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		22.09	7.19	6.96
Including sales charges		15.09	5.93	6.33
Class B	11/01/98
Excluding sales charges		21.14	6.39	6.15
Including sales charges		16.14	6.07	6.15
Class C	11/18/02
Excluding sales charges		21.12	6.39	6.15
Including sales charges		20.12	6.39	6.15
Class E*	09/22/06
Excluding sales charges		21.93	7.08	6.85
Including sales charges		16.43	6.10	6.36
Class F*	09/22/06
Excluding sales charges		21.14	6.40	6.16
Including sales charges		16.14	6.08	6.16
Class I*	09/27/10	22.60	7.58	7.29
Class K* (formerly Class R4)	03/07/11	22.25	7.35	7.11
Class R*	09/27/10	21.75	6.89	6.64
Class R4*	11/08/12	22.35	7.45	7.22
Class R5*	03/07/11	22.59	7.55	7.27
Class T	12/14/90
Excluding sales charges		22.01	7.14	6.91
Including sales charges		14.97	5.88	6.27
Class W*	09/27/10	22.12	7.23	7.00
Class Y*	07/15/09	22.64	7.62	7.31
Class Z	12/14/90	22.34	7.45	7.22
Russell 1000 Growth Index		21.64	9.01	7.69

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class E are shown with and without the maximum initial sales charge of 4.50%. Returns for Class B and Class F are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 – July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Large Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund's Class A shares returned 22.09%, excluding sales charges. The Fund's benchmark, the Russell 1000 Growth Index, returned 21.64% over the same 12-month period. Stock selection in health care, consumer discretionary and financials, as well as an overweight in health care, aided the Fund's results relative to its benchmark.

U.S. Economy in Slow Recovery

Europe's general economic woes, concerns about the impact of tax increases and enforced federal spending cuts and a modest slowdown in manufacturing activity weighed on the U.S. economy during the 12-month period ended July 31, 2013. However, a pickup in job growth and a solid rebound in the housing market helped keep growth afloat. Pent-up demand, low mortgage rates and an improving labor market have all worked to lift home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Gross domestic product has expanded by a mere 1.4% over the past year. Household income has expanded only slightly, and household spending has been maintained primarily by a dip in the savings rate. Yet, investors have bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. Small- and mid-cap stocks outperformed large-cap stocks, and value outperformed growth, with the exception of small-cap stocks, where growth edged out value.

Health Care, Consumer Discretionary and Financials Aided Relative Results

In the health care sector, Gilead Sciences and Vertex Pharmaceuticals made significant contributions to the Fund's gains, and overweights in both securities aided relative performance. Shares of Gilead Sciences were driven higher on improved confidence in the biotech company's new product aimed at treating hepatitis C. Biotechnology company Vertex Pharmaceuticals, with treatments for both hepatitis C and cystic fibrosis, advanced strongly on reports of positive results from a new cystic fibrosis treatment. Also in the health care sector, an investment in Thermo Fisher, a leading manufacturer of instruments and tools that serve biotechnology and other related fields, paid off nicely. Good revenues and earnings prospects, as well as an improved backdrop for industry spending, benefited the company during the period. The stock is not in the benchmark. During the period, we pruned some health care exposure as the sector was such a strong performer. In retrospect, had we not trimmed health care positions a little on the early side, performance might have been even better.

Within the consumer discretionary sector casino operator Las Vegas Sands was a notable contributor as the company continued to benefit from the growth in its China-based Macau properties. Overall, the media industry was an area of strength for the market and the Fund's positions in DISH Network and Discovery Communications were standout performers relative to the benchmark.

In the financials sector, an overweight in BlackRock, a leading money manager, benefited relative performance. A rising market resulted in improved prospects for flows into equities, exchange-traded funds and mutual funds, which drove the company's share price higher. We also did well to underweight real estate investment trusts, which were subpar performers during the period.

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2013)
Google, Inc., Class A	4.3
Apple, Inc.	3.1
Gilead Sciences, Inc.	3.1
PepsiCo, Inc.	2.8
Mastercard, Inc., Class A	2.6
Honeywell International, Inc.	2.4
EMC Corp.	2.4
Express Scripts Holding Co.	2.2
QUALCOMM, Inc.	2.2
Union Pacific Corp.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Energy Stocks Led Disappointments

Stock selection among energy stocks detracted from relative returns, especially in the equipment and services industry. Positions in Cameron International and Ensco were detractors from relative performance.

Looking Ahead

In an environment of increased volatility and modest economic growth, we believe that good stock selection is more important than ever. We will continue to look for reasonably valued, high quality growth companies with competitive strengths across multiple geographic regions, and with leading market share, strong management teams and solid balance sheets. We continue to believe there are companies that could improve their competitive positions in an environment of relatively slow but steady economic growth, and we believe our investment process is well suited to identifying those with the greatest potential.

Portfolio Breakdown (%) (at July 31, 2013)
Common Stocks	98.7
Consumer Discretionary	17.7
Consumer Staples	8.9
Energy	4.7
Financials	5.8
Health Care	16.2
Industrials	12.7
Information Technology	28.4
Materials	2.6
Telecommunication Services	1.7
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments.

Annual Report 2013
5

Columbia Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,103.50	1,019.04	6.05	5.81	1.16
Class B	1,000.00	1,000.00	1,099.20	1,015.32	9.94	9.54	1.91
Class C	1,000.00	1,000.00	1,099.10	1,015.32	9.94	9.54	1.91
Class E	1,000.00	1,000.00	1,102.90	1,018.55	6.57	6.31	1.26
Class F	1,000.00	1,000.00	1,099.20	1,015.27	9.99	9.59	1.92
Class I	1,000.00	1,000.00	1,105.70	1,021.32	3.65	3.51	0.70
Class K (formerly Class R4)	1,000.00	1,000.00	1,104.00	1,019.74	5.32	5.11	1.02
Class R	1,000.00	1,000.00	1,101.80	1,017.80	7.35	7.05	1.41
Class R4	1,000.00	1,000.00	1,104.80	1,020.23	4.80	4.61	0.92
Class R5	1,000.00	1,000.00	1,105.70	1,021.08	3.92	3.76	0.75
Class T	1,000.00	1,000.00	1,103.00	1,018.79	6.31	6.06	1.21
Class W	1,000.00	1,000.00	1,103.40	1,019.19	5.89	5.66	1.13
Class Y	1,000.00	1,000.00	1,105.60	1,021.32	3.65	3.51	0.70
Class Z	1,000.00	1,000.00	1,104.60	1,020.28	4.75	4.56	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Large Cap Growth Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.2%

Issuer	Shares	Value ($)
Consumer Discretionary 17.6%
Auto Components 1.1%
Delphi Automotive PLC	577,900	31,044,788
Hotels, Restaurants & Leisure 2.6%
Las Vegas Sands Corp.	670,000	37,231,900
Starwood Hotels & Resorts Worldwide, Inc.	541,700	35,833,455
Total		73,065,355
Household Durables 0.7%
Mohawk Industries, Inc.(a)	172,500	20,525,775
Internet & Catalog Retail 3.8%
Amazon.com, Inc.(a)	131,185	39,515,546
Netflix, Inc.(a)	57,800	14,115,916
priceline.com, Inc.(a)	59,300	51,927,231
Total		105,558,693
Media 3.3%
Comcast Corp., Class A	289,600	13,055,168
DISH Network Corp., Class A	956,500	42,707,725
Walt Disney Co. (The)	583,600	37,729,740
Total		93,492,633
Specialty Retail 4.8%
Gap, Inc. (The)	913,200	41,915,880
Lowe's Companies, Inc.	942,100	41,998,818
O'Reilly Automotive, Inc.(a)	258,000	32,317,080
Williams-Sonoma, Inc.	299,000	17,599,140
Total		133,830,918
Textiles, Apparel & Luxury Goods 1.3%
Nike, Inc., Class B	573,200	36,065,744
Total Consumer Discretionary		493,583,906
Consumer Staples 8.9%
Beverages 2.7%
PepsiCo, Inc.	915,900	76,514,286
Food & Staples Retailing 1.7%
Walgreen Co.	911,900	45,822,975
Food Products 1.1%
ConAgra Foods, Inc.	850,800	30,807,468
Household Products 1.4%
Procter & Gamble Co. (The)	490,800	39,411,240

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 1.3%
Estee Lauder Companies, Inc. (The), Class A	552,100	36,245,365
Tobacco 0.7%
Philip Morris International, Inc.	216,105	19,272,244
Total Consumer Staples		248,073,578
Energy 4.6%
Energy Equipment & Services 3.3%
Cameron International Corp.(a)	599,100	35,526,630
Halliburton Co.	1,279,600	57,825,124
Total		93,351,754
Oil, Gas & Consumable Fuels 1.3%
Anadarko Petroleum Corp.	417,500	36,957,100
Kinder Morgan Management LLC(b)(c)	—	34
Total		36,957,134
Total Energy		130,308,888
Financials 5.8%
Capital Markets 2.1%
BlackRock, Inc.	138,200	38,966,872
Invesco Ltd.	642,300	20,675,637
Total		59,642,509
Commercial Banks 1.7%
Fifth Third Bancorp	1,078,100	20,731,863
Wells Fargo & Co.	602,000	26,187,000
Total		46,918,863
Diversified Financial Services 1.4%
Citigroup, Inc.	731,000	38,114,340
Real Estate Investment Trusts (REITs) 0.6%
Simon Property Group, Inc.	110,000	17,606,600
Total Financials		162,282,312
Health Care 16.2%
Biotechnology 5.8%
Ariad Pharmaceuticals, Inc.(a)	302,400	5,618,592
Celgene Corp.(a)	302,000	44,351,720
Gilead Sciences, Inc.(a)	1,370,000	84,186,500
Vertex Pharmaceuticals, Inc.(a)	331,500	26,453,700
Total		160,610,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.8%
Abbott Laboratories	783,600	28,703,268
St. Jude Medical, Inc.	750,400	39,313,456
Zimmer Holdings, Inc.	466,400	38,935,072
Total		106,951,796
Health Care Providers & Services 3.3%
Aetna, Inc.	500,800	32,136,336
Express Scripts Holding Co.(a)	920,500	60,338,775
Total		92,475,111
Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.	186,600	17,001,126
Pharmaceuticals 2.7%
AbbVie, Inc.	959,300	43,628,964
Johnson & Johnson	340,400	31,827,400
Total		75,456,364
Total Health Care		452,494,909
Industrials 12.6%
Aerospace & Defense 4.0%
Honeywell International, Inc.	795,900	66,043,782
Precision Castparts Corp.	203,700	45,164,364
Total		111,208,146
Commercial Services & Supplies 2.1%
Tyco International Ltd.	1,661,000	57,819,410
Electrical Equipment 2.9%
Eaton Corp. PLC	702,700	48,451,165
Rockwell Automation, Inc.	335,300	32,473,805
Total		80,924,970
Machinery 0.6%
Pall Corp.	234,800	16,426,608
Road & Rail 3.0%
JB Hunt Transport Services, Inc.	353,100	26,457,783
Union Pacific Corp.	373,600	59,249,224
Total		85,707,007
Total Industrials		352,086,141
Information Technology 28.2%
Communications Equipment 3.8%
Cisco Systems, Inc.	1,839,700	47,004,335
QUALCOMM, Inc.	925,680	59,752,644
Total		106,756,979

Common Stocks (continued)

Issuer	Shares	Value ($)
Computers & Peripherals 6.8%
Apple, Inc.	186,666	84,466,365
EMC Corp.	2,494,410	65,228,821
NCR Corp.(a)	1,143,900	41,180,400
Total		190,875,586
Internet Software & Services 7.7%
eBay, Inc.(a)	944,700	48,831,543
Facebook, Inc., Class A(a)	613,500	22,595,205
Google, Inc., Class A(a)	132,456	117,567,946
LinkedIn Corp., Class A(a)	136,800	27,878,472
Total		216,873,166
IT Services 3.8%
Accenture PLC, Class A	481,900	35,569,039
Mastercard, Inc., Class A	115,600	70,586,516
Total		106,155,555
Semiconductors & Semiconductor Equipment 1.8%
KLA-Tencor Corp.	595,200	34,896,576
NXP Semiconductor NV(a)	459,674	15,008,356
Total		49,904,932
Software 4.3%
Microsoft Corp.	1,260,100	40,108,983
Oracle Corp.	670,400	21,687,440
QLIK Technologies, Inc.(a)	635,000	19,888,200
Salesforce.com, Inc.(a)	884,800	38,710,000
Total		120,394,623
Total Information Technology		790,960,841
Materials 2.6%
Chemicals 2.6%
LyondellBasell Industries NV, Class A	368,500	25,319,635
Monsanto Co.	481,100	47,523,058
Total		72,842,693
Total Materials		72,842,693
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	971,400	48,064,872
Total Telecommunication Services		48,064,872
Total Common Stocks (Cost: $2,143,817,808)		2,750,698,140

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2013

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.191%(d)(e)	35,610,735	35,610,735
Total Money Market Funds (Cost: $35,610,735)		35,610,735
Total Investments (Cost: $2,179,428,543)		2,786,308,875
Other Assets & Liabilities, Net		12,923,087
Net Assets		2,799,231,962

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2013 was $34, representing less than 0.01% of net assets. Information concerning such security holdings at July 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Kinder Morgan Management LLC	12/18/02 - 01/18/05	10

(c)  Represents fractional shares.

(d)  The rate shown is the seven-day current annualized yield at July 31, 2013.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	45,679,584	967,947,792	(978,016,641)	35,610,735	80,089	35,610,735

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	493,583,906	—	—	493,583,906
Consumer Staples	248,073,578	—	—	248,073,578
Energy	130,308,854	34	—	130,308,888
Financials	162,282,312	—	—	162,282,312
Health Care	452,494,909	—	—	452,494,909
Industrials	352,086,141	—	—	352,086,141
Information Technology	790,960,841	—	—	790,960,841
Materials	72,842,693	—	—	72,842,693
Telecommunication Services	48,064,872	—	—	48,064,872
Total Equity Securities	2,750,698,106	34	—	2,750,698,140
Mutual Funds
Money Market Funds	35,610,735	—	—	35,610,735
Total Mutual Funds	35,610,735	—	—	35,610,735
Total	2,786,308,841	34	—	2,786,308,875

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,143,817,808)	$2,750,698,140
Affiliated issuers (identified cost $35,610,735)	35,610,735
Total investments (identified cost $2,179,428,543)	2,786,308,875
Receivable for:
Investments sold	11,818,010
Capital shares sold	222,278
Dividends	2,317,193
Prepaid expenses	43,187
Trustees' deferred compensation plan	188,286
Other assets	44,319
Total assets	2,800,942,148
Liabilities
Payable for:
Capital shares purchased	900,333
Investment management fees	47,621
Distribution and/or service fees	13,891
Transfer agent fees	256,802
Administration fees	4,040
Plan administration fees	1
Compensation of board members	6,212
Chief compliance officer expenses	427
Other expenses	292,573
Trustees' deferred compensation plan	188,286
Total liabilities	1,710,186
Net assets applicable to outstanding capital stock	$2,799,231,962
Represented by
Paid-in capital	$2,233,519,313
Undistributed net investment income	4,917,789
Accumulated net realized loss	(46,085,472)
Unrealized appreciation (depreciation) on:
Investments	606,880,332
Total — representing net assets applicable to outstanding capital stock	$2,799,231,962

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A
Net assets	$1,459,892,868
Shares outstanding	46,717,794
Net asset value per share	$31.25
Maximum offering price per share(a)	$33.16
Class B
Net assets	$34,085,407
Shares outstanding	1,206,383
Net asset value per share	$28.25
Class C
Net assets	$52,884,604
Shares outstanding	1,870,456
Net asset value per share	$28.27
Class E
Net assets	$14,852,800
Shares outstanding	476,173
Net asset value per share	$31.19
Maximum offering price per share(b)	$32.66
Class F
Net assets	$858,939
Shares outstanding	30,406
Net asset value per share	$28.25
Class I
Net assets	$220,421,277
Shares outstanding	6,882,841
Net asset value per share	$32.02
Class K(c)
Net assets	$191,493
Shares outstanding	5,996
Net asset value per share	$31.94
Class R
Net assets	$1,642,637
Shares outstanding	52,675
Net asset value per share	$31.18
Class R4
Net assets	$33,235
Shares outstanding	1,023
Net asset value per share(d)	$32.48
Class R5
Net assets	$36,332
Shares outstanding	1,135
Net asset value per share(d)	$32.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class T
Net assets	$160,462,095
Shares outstanding	5,168,433
Net asset value per share	$31.05
Maximum offering price per share(a)	$32.94
Class W
Net assets	$3,779
Shares outstanding	121
Net asset value per share(d)	$31.26
Class Y
Net assets	$3,825,535
Shares outstanding	119,437
Net asset value per share	$32.03
Class Z
Net assets	$850,040,961
Shares outstanding	26,551,661
Net asset value per share	$32.01

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.50%.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Large Cap Growth Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$41,836,709
Dividends — affiliated issuers	80,089
Interest	775
Income from securities lending — net	252,509
Foreign taxes withheld	(297,526)
Total income	41,872,556
Expenses:
Investment management fees	16,526,481
Distribution and/or service fees
Class A	3,436,436
Class B	385,272
Class C	453,527
Class E	49,206
Class F	7,490
Class R	5,962
Class T	456,290
Class W	9
Transfer agent fees
Class A	3,037,630
Class B	85,302
Class C	100,009
Class E	31,096
Class F	1,653
Class K(a)	95
Class R	2,622
Class R4(b)	7
Class R5	27
Class T	336,480
Class W	7
Class Y	7
Class Z	1,771,107
Administration fees	1,399,749
Plan administration fees
Class K(a)	1,928
Compensation of board members	73,020
Custodian fees	25,471
Printing and postage fees	530,481
Registration fees	136,752
Professional fees	96,703
Chief compliance officer expenses	2,057
Other	100,318
Total expenses	29,053,194
Expense reductions	(77,460)
Total net expenses	28,975,734
Net investment income	12,896,822

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Large Cap Growth Fund

Statement of Operations (continued)

Year Ended July 31, 2013

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$317,148,199
Foreign currency translations	5,098
Net realized gain	317,153,297
Net change in unrealized appreciation (depreciation) on:
Investments	199,408,019
Foreign currency translations	(17)
Net change in unrealized appreciation (depreciation)	199,408,002
Net realized and unrealized gain	516,561,299
Net increase in net assets resulting from operations	$529,458,121

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012(b)	Year Ended September 30, 2011(c)
Operations
Net investment income	$12,896,822	$3,874,134	$2,557,312
Net realized gain	317,153,297	189,991,407	257,131,777
Net change in unrealized appreciation (depreciation)	199,408,002	344,606,699	(470,468,946)
Net increase (decrease) in net assets resulting from operations	529,458,121	538,472,240	(210,779,857)
Distributions to shareholders
Net investment income
Class A	(2,771,619)	(1,496,905)	(311,186)
Class E	(15,269)	—	(14,099)
Class I	(1,344,449)	(1,331,613)	(877,728)
Class K(d)	(707)	(143,866)	—
Class R4	(10)	—	—
Class R5	(207)	(2,411)	—
Class T	(237,709)	—	(228,135)
Class W	(8)	(3)	(5)
Class Y	(70,654)	(86,293)	(122,643)
Class Z	(3,361,625)	(1,853,696)	(3,736,650)
Total distributions to shareholders	(7,802,257)	(4,914,787)	(5,290,446)
Increase (decrease) in net assets from capital stock activity	(236,627,866)	(463,576,461)	1,440,730,125
Proceeds from regulatory settlements (Note 7)	—	342,877	—
Total increase in net assets	285,027,998	70,323,869	1,224,659,822
Net assets at beginning of year	2,514,203,964	2,443,880,095	1,219,220,273
Net assets at end of year	$2,799,231,962	$2,514,203,964	$2,443,880,095
Undistributed (excess of distributions over) net investment income	$4,917,789	$(230,946)	$208,880

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b) For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(c) Class K and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012(b)		Year Ended September 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	2,414,373	68,351,193	1,943,514	47,653,784	2,313,786	55,673,483
Fund merger	—	—	—	—	53,028,074	1,311,851,037
Distributions reinvested	97,454	2,595,207	60,171	1,385,141	11,737	267,376
Redemptions	(7,099,434)	(199,146,343)	(7,687,336)	(186,039,214)	(5,558,459)	(131,794,423)
Net increase (decrease)	(4,587,607)	(128,199,943)	(5,683,651)	(137,000,289)	49,795,138	1,235,997,473
Class B shares
Subscriptions	37,690	954,545	29,835	660,289	40,478	891,252
Fund merger	—	—	—	—	3,263,755	73,976,373
Redemptions(d)	(505,605)	(13,331,889)	(943,911)	(21,142,995)	(1,481,641)	(32,997,626)
Net increase (decrease)	(467,915)	(12,377,344)	(914,076)	(20,482,706)	1,822,592	41,869,999
Class C shares
Subscriptions	484,937	12,433,418	225,432	4,931,317	123,630	2,680,451
Fund merger	—	—	—	—	1,277,699	28,980,204
Redemptions	(308,877)	(7,862,603)	(465,444)	(10,087,759)	(309,429)	(6,672,856)
Net increase (decrease)	176,060	4,570,815	(240,012)	(5,156,442)	1,091,900	24,987,799
Class E shares
Subscriptions	784	21,520	631	14,828	939	22,476
Distributions reinvested	573	15,248	—	—	619	14,084
Redemptions	(49,897)	(1,405,873)	(42,545)	(1,024,302)	(56,363)	(1,310,393)
Net decrease	(48,540)	(1,369,105)	(41,914)	(1,009,474)	(54,805)	(1,273,833)
Class F shares
Subscriptions	2,314	60,100	2,660	60,100	3,005	65,250
Net increase	2,314	60,100	2,660	60,100	3,005	65,250
Class I shares
Subscriptions	134,218	3,681,806	251,689	6,255,459	10,666,365	242,247,523
Fund merger	—	—	—	—	10,806,161	273,675,545
Distributions reinvested	49,406	1,344,350	56,613	1,331,541	37,702	877,713
Redemptions	(1,055,617)	(30,793,864)	(5,633,011)	(134,702,134)	(8,430,803)	(203,045,301)
Net increase (decrease)	(871,993)	(25,767,708)	(5,324,709)	(127,115,134)	13,079,425	313,755,480
Class K shares(e)
Subscriptions	1,303	36,092	252,102	6,114,814	255,555	6,101,704
Fund merger	—	—	—	—	2,096,295	52,967,855
Distributions reinvested	23	630	6,112	143,821	—	—
Redemptions	(158,086)	(4,468,117)	(2,284,808)	(60,118,917)	(162,500)	(3,959,051)
Net increase (decrease)	(156,760)	(4,431,395)	(2,026,594)	(53,860,282)	2,189,350	55,110,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012(b)		Year Ended September 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R shares
Subscriptions	46,971	1,324,547	7,719	184,854	13,585	323,017
Fund merger	—	—	—	—	99,267	2,457,836
Redemptions	(22,658)	(641,584)	(75,428)	(1,782,086)	(16,902)	(411,371)
Net increase (decrease)	24,313	682,963	(67,709)	(1,597,232)	95,950	2,369,482
Class R4 shares
Subscriptions	1,023	32,500	—	—	—	—
Net increase	1,023	32,500	—	—	—	—
Class R5 shares
Subscriptions	4,849	142,540	—	—	101	2,502
Fund merger	—	—	—	—	18,952	479,425
Distributions reinvested	6	156	5	127	—	—
Redemptions	(22,616)	(643,352)	(162)	(3,924)	—	—
Net increase (decrease)	(17,761)	(500,656)	(157)	(3,797)	19,053	481,927
Class T shares
Subscriptions	40,994	1,151,770	34,752	831,365	64,181	1,505,541
Distributions reinvested	6,609	174,938	—	—	7,267	164,449
Redemptions	(615,320)	(17,152,625)	(585,160)	(14,067,972)	(800,963)	(18,656,781)
Net decrease	(567,717)	(15,825,917)	(550,408)	(13,236,607)	(729,515)	(16,986,791)
Class W shares
Subscriptions	—	—	—	—	7	149
Redemptions	—	—	—	—	(7)	(153)
Net decrease	—	—	—	—	—	(4)
Class Y shares
Subscriptions	6,683	182,128	9,284	235,993	6,003	131,059
Distributions reinvested	—	—	3	73	3	71
Redemptions	(436,718)	(12,423,891)	(176,477)	(4,397,670)	(343,024)	(8,075,378)
Net decrease	(430,035)	(12,241,763)	(167,190)	(4,161,604)	(337,018)	(7,944,248)
Class Z shares
Subscriptions	3,810,483	109,525,927	1,292,265	31,910,875	1,562,376	37,620,290
Distributions reinvested	77,634	2,114,748	47,428	1,116,457	92,637	2,156,590
Redemptions	(5,318,433)	(152,901,088)	(5,406,923)	(133,040,326)	(10,365,849)	(247,479,797)
Net decrease	(1,430,316)	(41,260,413)	(4,067,230)	(100,012,994)	(8,710,836)	(207,702,917)
Total net increase (decrease)	(8,374,934)	(236,627,866)	(19,080,990)	(463,576,461)	58,264,239	1,440,730,125

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b) For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(c) Class K and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(d) Includes conversions of Class B shares to Class A shares, if any.

(e) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.65		$20.84		$20.64		$18.77		$19.57		$26.76
Income from investment operations:
Net investment income (loss)	0.11		0.02		(0.01)		0.04		0.07		0.01
Net realized and unrealized gain (loss)	5.55		4.82		0.25	(b)	1.92		(0.86)		(5.40)
Total from investment operations	5.66		4.84		0.24		1.96		(0.79)		(5.39)
Less distributions to shareholders:
Net investment income	(0.06)		(0.03)		(0.04)		(0.09)		(0.02)		—
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	(0.06)		(0.03)		(0.04)		(0.09)		(0.02)		(1.81)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.01		0.01
Net asset value, end of period	$31.25		$25.65		$20.84		$20.64		$18.77		$19.57
Total return	22.09%		23.22%		1.16%		10.48%		(3.97%)		(21.73%)
Ratios to average net assets(d)(e)
Total gross expenses	1.18%		1.16	%(f)	1.15	%(g)	1.10	%(g)	1.13	%(g)	1.03%
Total net expenses(h)	1.18	%(i)	1.16	%(f)(i)	1.14	%(g)(j)	1.10	%(g)(i)	1.13	%(g)(i)	1.02	%(j)
Net investment income (loss)	0.40%		0.10	%(f)	(0.06%)		0.19%		0.43%		0.01%
Supplemental data
Net assets, end of period (in thousands)	$1,459,893		$1,316,211		$1,187,715		$148,455		$145,825		$156,585
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$23.32		$19.04		$18.97		$17.30		$18.15		$25.12
Income from investment operations:
Net investment loss	(0.09)		(0.12)		(0.18)		(0.10)		(0.04)		(0.17)
Net realized and unrealized gain (loss)	5.02		4.40		0.25	(b)	1.77		(0.82)		(5.00)
Total from investment operations	4.93		4.28		0.07		1.67		(0.86)		(5.17)
Less distributions to shareholders:
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	—		—		—		—		—		(1.81)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.01		0.01
Net asset value, end of period	$28.25		$23.32		$19.04		$18.97		$17.30		$18.15
Total return	21.14%		22.48%		0.37%		9.65%		(4.68%)		(22.31%)
Ratios to average net assets(d)(e)
Total gross expenses	1.93%		1.91	%(f)	1.90	%(g)	1.85	%(g)	1.88	%(g)	1.78%
Total net expenses(h)	1.93	%(i)	1.91	%(f)(i)	1.89	%(g)(j)	1.85	%(g)(i)	1.88	%(g)(i)	1.77	%(j)
Net investment loss	(0.34%)		(0.64	%)(f)	(0.82%)		(0.56%)		(0.30%)		(0.77%)
Supplemental data
Net assets, end of period (in thousands)	$34,085		$39,046		$49,290		$14,527		$24,951		$58,609
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$23.34		$19.06		$18.98		$17.31		$18.16		$25.14
Income from investment operations:
Net investment loss	(0.09)		(0.12)		(0.17)		(0.10)		(0.05)		(0.16)
Net realized and unrealized gain (loss)	5.02		4.40		0.25	(b)	1.77		(0.81)		(5.02)
Total from investment operations	4.93		4.28		0.08		1.67		(0.86)		(5.18)
Less distributions to shareholders:
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	—		—		—		—		—		(1.81)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.01		0.01
Net asset value, end of period	$28.27		$23.34		$19.06		$18.98		$17.31		$18.16
Total return	21.12%		22.46%		0.42%		9.65%		(4.68%)		(22.33%)
Ratios to average net assets(d)(e)
Total gross expenses	1.93%		1.91	%(f)	1.88	%(g)	1.85	%(g)	1.88	%(g)	1.78%
Total net expenses(h)	1.93	%(i)	1.91	%(f)(i)	1.87	%(g)(j)	1.85	%(g)(i)	1.88	%(g)(i)	1.77	%(j)
Net investment loss	(0.36%)		(0.65	%)(f)	(0.77%)		(0.55%)		(0.33%)		(0.75%)
Supplemental data
Net assets, end of period (in thousands)	$52,885		$39,542		$36,860		$15,990		$17,283		$21,208
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class E	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.61		$20.80		$20.60		$18.73		$19.53		$26.74
Income from investment operations:
Net investment income (loss)	0.08		(0.00	)(b)	(0.02)		0.02		0.05		(0.02)
Net realized and unrealized gain (loss)	5.53		4.81		0.24	(c)	1.93		(0.86)		(5.39)
Total from investment operations	5.61		4.81		0.22		1.95		(0.81)		(5.41)
Less distributions to shareholders:
Net investment income	(0.03)		—		(0.02)		(0.08)		(0.00	)(b)	—
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	(0.03)		—		(0.02)		(0.08)		(0.00	)(b)	(1.81)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	0.01		0.01
Net asset value, end of period	$31.19		$25.61		$20.80		$20.60		$18.73		$19.53
Total return	21.93%		23.13%		1.07%		10.41%		(4.09%)		(21.82%)
Ratios to average net assets(d)(e)
Total gross expenses	1.28%		1.26	%(f)	1.20	%(g)	1.20	%(g)	1.23	%(g)	1.13%
Total net expenses(h)	1.28	%(i)	1.26	%(f)(i)	1.19	%(g)(j)	1.20	%(g)(i)	1.23	%(g)(i)	1.12	%(j)
Net investment income (loss)	0.30%		(0.00	%)(b)(f)	(0.08%)		0.10%		0.33%		(0.09%)
Supplemental data
Net assets, end of period (in thousands)	$14,853		$13,437		$11,784		$12,800		$13,144		$14,782
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class F	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$23.32		$19.04		$18.96		$17.29		$18.14		$25.11
Income from investment operations:
Net investment loss	(0.09)		(0.12)		(0.16)		(0.10)		(0.05)		(0.18)
Net realized and unrealized gain (loss)	5.02		4.40		0.24	(b)	1.77		(0.81)		(4.99)
Total from investment operations	4.93		4.28		0.08		1.67		(0.86)		(5.17)
Less distributions to shareholders:
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	—		—		—		—		—		(1.81)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.01		0.01
Net asset value, end of period	$28.25		$23.32		$19.04		$18.96		$17.29		$18.14
Total return	21.14%		22.48%		0.42%		9.66%		(4.69%)		(22.31%)
Ratios to average net assets(d)(e)
Total gross expenses	1.93%		1.91	%(f)	1.85	%(g)	1.85	%(g)	1.88	%(g)	1.78%
Total net expenses(h)	1.93	%(i)	1.91	%(f)(i)	1.84	%(g)(j)	1.85	%(g)(i)	1.88	%(g)(i)	1.77	%(j)
Net investment loss	(0.36%)		(0.65	%)(f)	(0.73%)		(0.55%)		(0.32%)		(0.80%)
Supplemental data
Net assets, end of period (in thousands)	$859		$655		$484		$425		$292		$380
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class I	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$26.29	$21.37		$21.14		$21.18
Income from investment operations:
Net investment income	0.25	0.11		0.11		0.00	(c)
Net realized and unrealized gain (loss)	5.66	4.94		0.24	(d)	(0.04)
Total from investment operations	5.91	5.05		0.35		(0.04)
Less distributions to shareholders:
Net investment income	(0.18)	(0.13)		(0.12)		—
Total distributions to shareholders	(0.18)	(0.13)		(0.12)		—
Proceeds from regulatory settlements	—	0.00	(c)	—		—
Net asset value, end of period	$32.02	$26.29		$21.37		$21.14
Total return	22.60%	23.71%		1.61%		(0.19%)
Ratios to average net assets(e)(f)
Total gross expenses	0.71%	0.72	%(g)	0.68	%(h)	0.60	%(g)
Total net expenses(i)	0.71%	0.72	%(g)	0.68	%(h)(j)	0.60	%(g)(j)
Net investment income	0.87%	0.54	%(g)	0.46%		1.89	%(g)
Supplemental data
Net assets, end of period (in thousands)	$220,421	$203,848		$279,510		$2
Portfolio turnover	104%	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class K(a)	2013	2012(b)		2011(c)
Per share data
Net asset value, beginning of period	$26.24	$21.33		$24.86
Income from investment operations:
Net investment income	0.18	0.08		0.02
Net realized and unrealized gain (loss)	5.64	4.90		(3.55)
Total from investment operations	5.82	4.98		(3.53)
Less distributions to shareholders:
Net investment income	(0.12)	(0.07)		—
Total distributions to shareholders	(0.12)	(0.07)		—
Proceeds from regulatory settlements	—	0.00	(d)	—
Net asset value, end of period	$31.94	$26.24		$21.33
Total return	22.25%	23.38%		(14.20%)
Ratios to average net assets(e)(f)
Total gross expenses	0.96%	0.97	%(g)	0.95	%(g)(h)
Total net expenses(i)	0.96%	0.97	%(g)	0.95	%(g)(h)(j)
Net investment income	0.64%	0.40	%(g)	0.12	%(g)
Supplemental data
Net assets, end of period (in thousands)	$191	$4,270		$46,696
Portfolio turnover	104%	80%		116%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(c)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class R	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$25.61		$20.83		$20.64		$20.68
Income from investment operations:
Net investment income (loss)	0.05		(0.01)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	5.52		4.79		0.26	(d)	(0.04)
Total from investment operations	5.57		4.78		0.19		(0.04)
Proceeds from regulatory settlements	—		0.00	(c)	—		—
Net asset value, end of period	$31.18		$25.61		$20.83		$20.64
Total return	21.75%		22.95%		0.92%		(0.19%)
Ratios to average net assets(e)(f)
Total gross expenses	1.43%		1.40	%(g)	1.41	%(h)	1.21	%(g)
Total net expenses(i)	1.43	%(j)	1.40	%(g)(j)	1.40	%(h)(k)	1.21	%(g)(j)
Net investment income (loss)	0.17%		(0.07	%)(g)	(0.32%)		1.28	%(g)
Supplemental data
Net assets, end of period (in thousands)	$1,643		$726		$2,002		$2
Portfolio turnover	104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Large Cap Growth Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$26.79
Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain	5.69
Total from investment operations	5.80
Less distributions to shareholders:
Net investment income	(0.11)
Total distributions to shareholders	(0.11)
Net asset value, end of period	$32.48
Total return	21.70%
Ratios to average net assets(b)
Total gross expenses	0.93	%(c)
Total net expenses(d)	0.93	%(c)(e)
Net investment income	0.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$33
Portfolio turnover	104%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class R5	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$26.28	$21.36		$24.86
Income from investment operations:
Net investment income	0.26	0.11		0.05
Net realized and unrealized gain (loss)	5.64	4.94		(3.55)
Total from investment operations	5.90	5.05		(3.50)
Less distributions to shareholders:
Net investment income	(0.18)	(0.13)		—
Total distributions to shareholders	(0.18)	(0.13)		—
Proceeds from regulatory settlements	—	0.00	(c)	—
Net asset value, end of period	$32.00	$26.28		$21.36
Total return	22.59%	23.70%		(14.08%)
Ratios to average net assets(d)(e)
Total gross expenses	0.72%	0.73	%(f)	0.70	%(f)(g)
Total net expenses(h)	0.72%	0.73	%(f)	0.70	%(f)(g)(i)
Net investment income	0.89%	0.53	%(f)	0.37	%(f)
Supplemental data
Net assets, end of period (in thousands)	$36	$497		$407
Portfolio turnover	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class T	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.49		$20.69		$20.49		$18.64		$19.42		$26.58
Income from investment operations:
Net investment income (loss)	0.10		0.01		(0.01)		0.03		0.06		(0.01)
Net realized and unrealized gain (loss)	5.50		4.79		0.24	(b)	1.90		(0.85)		(5.35)
Total from investment operations	5.60		4.80		0.23		1.93		(0.79)		(5.36)
Less distributions to shareholders:
Net investment income	(0.04)		—		(0.03)		(0.08)		—		—
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	(0.04)		—		(0.03)		(0.08)		—		(1.81)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.01		0.01
Net asset value, end of period	$31.05		$25.49		$20.69		$20.49		$18.64		$19.42
Total return	22.01%		23.20%		1.12%		10.40%		(4.02%)		(21.76%)
Ratios to average net assets(d)(e)
Total gross expenses	1.23%		1.21	%(f)	1.15	%(g)	1.15	%(g)	1.18	%(g)	1.08%
Total net expenses(h)	1.23	%(i)	1.21	%(f)(i)	1.14	%(g)(j)	1.15	%(g)(i)	1.18	%(g)(i)	1.07	%(j)
Net investment income	0.35%		0.05	%(f)	(0.03%)		0.15%		0.38%		(0.05%)
Supplemental data
Net assets, end of period (in thousands)	$160,462		$146,207		$130,081		$143,784		$145,011		$169,295
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class W	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$25.66		$20.85		$20.64		$20.68
Income from investment operations:
Net investment income	0.12		0.01		0.02		0.00	(c)
Net realized and unrealized gain (loss)	5.54		4.82		0.23	(d)	(0.04)
Total from investment operations	5.66		4.83		0.25		(0.04)
Less distributions to shareholders:
Net investment income	(0.06)		(0.02)		(0.04)		—
Total distributions to shareholders	(0.06)		(0.02)		(0.04)		—
Proceeds from regulatory settlements	—		0.00	(c)	—		—
Net asset value, end of period	$31.26		$25.66		$20.85		$20.64
Total return	22.12%		23.19%		1.21%		(0.19%)
Ratios to average net assets(e)(f)
Total gross expenses	1.14%		1.19	%(g)	1.05	%(h)	0.96	%(g)
Total net expenses(i)	1.14	%(j)	1.19	%(g)(j)	1.04	%(h)(k)	0.96	%(g)(j)
Net investment income	0.43%		0.07	%(g)	0.07%		1.52	%(g)
Supplemental data
Net assets, end of period (in thousands)	$4		$3		$3		$2
Portfolio turnover	104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class Y	2013	2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$26.29	$21.36		$21.14		$19.20		$17.02
Income from investment operations:
Net investment income	0.25	0.11		0.11		0.13		0.03
Net realized and unrealized gain	5.67	4.94		0.23	(c)	1.97		2.15
Total from investment operations	5.92	5.05		0.34		2.10		2.18
Less distributions to shareholders:
Net investment income	(0.18)	(0.12)		(0.12)		(0.16)		—
Total distributions to shareholders	(0.18)	(0.12)		(0.12)		(0.16)		—
Proceeds from regulatory settlements	—	0.00	(d)	—		0.00	(d)	—
Net asset value, end of period	$32.03	$26.29		$21.36		$21.14		$19.20
Total return	22.64%	23.72%		1.56%		11.01%		12.81%
Ratios to average net assets(e)(f)
Total gross expenses	0.71%	0.72	%(g)	0.67	%(h)	0.64	%(h)	0.63	%(g)(h)
Total net expenses(i)	0.71%	0.72	%(g)	0.67	%(h)(j)	0.64	%(h)(j)	0.63	%(g)(h)(j)
Net investment income	0.90%	0.55	%(g)	0.48%		0.66%		0.78	%(g)
Supplemental data
Net assets, end of period (in thousands)	$3,826	$14,446		$15,311		$22,272		$16,686
Portfolio turnover	104%	80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from July 15, 2009 (commencement of operations) to September 30, 2009.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$26.28		$21.33		$21.12		$19.20		$20.02		$27.32
Income from investment operations:
Net investment income	0.19		0.07		0.07		0.09		0.11		0.06
Net realized and unrealized gain (loss)	5.66		4.94		0.24	(b)	1.96		(0.88)		(5.51)
Total from investment operations	5.85		5.01		0.31		2.05		(0.77)		(5.45)
Less distributions to shareholders:
Net investment income	(0.12)		(0.06)		(0.10)		(0.13)		(0.06)		(0.05)
Net realized gains	—		—		—		—		—		(1.81)
Total distributions to shareholders	(0.12)		(0.06)		(0.10)		(0.13)		(0.06)		(1.86)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.01		0.01
Net asset value, end of period	$32.01		$26.28		$21.33		$21.12		$19.20		$20.02
Total return	22.34%		23.52%		1.41%		10.74%		(3.71%)		(21.55%)
Ratios to average net assets(d)(e)
Total gross expenses	0.93%		0.91	%(f)	0.85	%(g)	0.85	%(g)	0.88	%(g)	0.78%
Total net expenses(h)	0.93	%(i)	0.91	%(f)(i)	0.84	%(g)(j)	0.85	%(g)(i)	0.88	%(g)(i)	0.77	%(j)
Net investment income	0.65%		0.35	%(f)	0.28%		0.45%		0.67%		0.25%
Supplemental data
Net assets, end of period (in thousands)	$850,041		$735,315		$683,738		$860,959		$940,823		$979,353
Portfolio turnover	104%		80%		116%		122%		146%		164%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia Large Cap Growth Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.

Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase. Class F shares are closed to new investors and new accounts.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Annual Report 2013
34

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Annual Report 2013
35

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines

Annual Report 2013
36

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.62% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended July 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class E	0.22
Class F	0.22
Class K	0.01
Class R	0.22
Class R4(a)	0.24
Class R5	0.03
Class T	0.22
Class W	0.21
Class Y	0.00	(b)
Class Z	0.22

(a) Annualized.

(b) Rounds to zero

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $232,698. The liability remaining at July 31, 2013 for non-recurring charges associated with the lease amounted to $114,833 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2013 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum

Annual Report 2013
37

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $77,460.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The annualized effective shareholder services fee rate for the year ended July 31, 2013 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $754,574 for Class A, $12,994 for Class B, $3,235 for Class C, $442 for Class E and $26,110 for Class T shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	February 1, 2013 through November 30, 2013	Prior to February 1, 2013
Class A	1.25%	1.25%
Class B	2.00	2.00
Class C	2.00	2.00
Class E	1.35	1.35
Class F	2.00	2.00
Class I	0.83	0.85
Class K	1.13	1.15
Class R	1.50	1.50
Class R4*	1.00	1.00
Class R5	0.88	0.90
Class T	1.30	1.30
Class W	1.25	1.25
Class Y	0.83	1.00
Class Z	1.00	1.00

*Annual rate is contractual from November 8, 2012 (commencement of operations of Class R4) through November 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and

Annual Report 2013
38

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, foreign currency transactions, deferral/reversal of wash sales losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$54,170
Accumulated net realized loss	(3,084,081)
Paid-in capital	3,029,911

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013	Period Ended July 31, 2012	Year Ended September 30, 2011
Ordinary income	$7,802,257	$4,914,787	$5,290,446

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,112,287
Undistributed accumulated long-term gain	145,964,358
Unrealized appreciation	604,463,019

At July 31, 2013, the cost of investments for federal income tax purposes was $2,181,845,856 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$613,779,991
Unrealized depreciation	(9,316,972)
Net unrealized appreciation	$604,463,019

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$169,026,889
2016	20,605,628
Total	$189,632,517

For the year ended July 31, 2013, $170,740,504 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,693,344,625 and $2,913,760,717, respectively, for the year ended July 31, 2013.

Note 6. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned 12.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 11.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Regulatory Settlements

During the year ended July 31, 2012, the Fund received $342,877 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's

Annual Report 2013
39

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 8. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 9. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Growth Fund, Inc. The reorganization was completed after shareholders approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,370,709,312 and the combined net assets immediately after the acquisition were $3,115,097,587.

The merger was accomplished by a tax-free exchange of 347,407,998 shares of Seligman Growth Fund, Inc. valued at $1,744,388,275 (including $317,686,293 of unrealized appreciation).

In exchange for Seligman Growth Fund, Inc. shares, the Fund issued the following number of shares:

Shares
Class A	53,028,074
Class B	3,263,755
Class C	1,277,699
Class I	10,806,161
Class R	99,267
Class R4	2,096,295
Class R5	18,952

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Growth Fund Inc.'s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of

Annual Report 2013
40

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2013

Seligman Growth Fund Inc. that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010, the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended September 30, 2011 would have been approximately $(0.7) million, $384.0 million, $(289.3) million and $94.0 million, respectively.

Note 12. Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
41

Columbia Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

Annual Report 2013
42

Columbia Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$153,262,576

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
43

Columbia Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
44

Columbia Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
45

Columbia Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
46

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Large Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
47

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 8th, 16th and 42nd percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013
48

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place

Annual Report 2013
49

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
50

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Annual Report 2013
52

Columbia Large Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
53

Columbia Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN174_07_C01_(09/13)

Annual Report

July 31, 2013

Columbia Oregon Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Oregon Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Board Consideration and Approval of Advisory Agreement	38
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Oregon Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Oregon Intermediate Municipal Bond Fund (the Fund) Class A shares returned -2.47% excluding sales charges for the 12-month period that ended July 31, 2013.

>  The Fund trailed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned -1.32% for the same 12-month period.

>  The Fund's duration — a measure of interest-rate sensitivity — hindered relative performance, as did exposure to longer-maturity issues with 4% coupons (or stated interest rates).

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		-2.47	3.85	3.78
Including sales charges		-5.67	3.17	3.27
Class B	11/01/02
Excluding sales charges		-3.19	3.08	3.00
Including sales charges		-6.04	3.08	3.00
Class C*	10/13/03
Excluding sales charges		-2.78	3.45	3.37
Including sales charges		-3.73	3.45	3.37
Class R4*	03/19/13	-2.17	4.12	4.04
Class R5*	11/08/12	-2.15	4.12	4.05
Class Z	07/02/84	-2.14	4.12	4.05
Barclays 3-15 Year Blend Municipal Bond Index		-1.32	5.04	4.61

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. The 10-year Class A average annual returns with sales charge as of July 31, 2013 include the previous sales charge of 4.75%. Class A 1-year and 5-year annual returns with sales charge as of July 31, 2013 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Oregon Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 – July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Oregon Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund's Class A shares returned -2.47% excluding sales charges. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned -1.32% for the same 12-month period. The Fund's duration — a measure of interest-rate sensitivity — hindered relative performance, as did exposure to longer-maturity issues with 4% coupons (or stated interest rates).

Bonds Come Under Pressure

Europe's general economic woes, concerns about the impact of tax increases, enforced federal spending cuts and a slowdown in manufacturing activity weighed on the U.S. economy during the reporting period. However, a pickup in job growth and a solid rebound in the housing market helped keep growth afloat. Even so, gross domestic product expanded by a mere 1.4% over the past year. As central banks continued to pour liquidity into key markets to bolster economic growth, investors bid up prices on stocks and other riskier assets, but bonds came under pressure as interest rates moved higher late in the period. Municipal bond rates were relatively low for most of the year, with five-year rates hovering around 0.8%, 10-year rates between 1.9% and 2.2%, and 15-year rates between 3.0% and 3.7%. However, in May the Federal Reserve indicated that it might begin to taper its massive monthly bond purchase program in the early fall, which caused U.S. Treasury yields to spike. The 10-year Treasury yield reached 2.75% in early July, up from 1.6% in late April. Municipal bond yields followed the Treasury market, with 10-year municipal bond yields climbing 100 basis points (a basis point is one hundredth of a percentage point). Bond prices, which move in the opposite direction of yields, fell. Only very short maturity municipal bonds (five years or less) had positive — albeit meager — total returns for the year. Longer-maturity municipal bonds saw the biggest declines, with 15-year and 20-year bonds down more than 3%. Investor withdrawals from municipal bond mutual funds, starting in May, pressured returns even more.

Duration Positioning Hampered Fund's Relative Performance

The Fund had a longer duration than the benchmark due to an overweight in bonds with durations in the six- to eight-year range and an underweight in bonds with durations of two to four years. This positioning hurt relative performance because longer duration bonds declined more than shorter duration issues as interest rates rose. Exposure to longer-term bonds with 4% coupons also detracted from results. Those with maturities between eight and 17 years had been trading at premium prices, but fell as the dramatic rise in interest rates in June changed investor perceptions. Worries that these bonds would trade at a discount to face value and possibly be subject to extra taxes further hampered demand. Within the benchmark, 15- to 20-year bonds with 4% coupons saw losses over the one-year period of between 7% and 10%.

Sector Positioning Proved Advantageous

Over 11% of assets were in hospital bonds at period end, which helped relative performance as the sector beat the benchmark. In addition, an 18% stake in special tax bonds — which are issued to pay for one-time projects, such as a new highway or hospital wing, and backed by taxes levied on a particular activity or asset — generated returns in line with those in the benchmark. Finally, our

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at July 31, 2013)
AAA rating	1.6
AA rating	60.1
A rating	24.5
BBB rating	8.0
Non-investment grade	1.4
Not rated	4.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with the Fund. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2013
4

Columbia Oregon Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

decision to decrease most of the Fund's exposure to Puerto Rico bonds early on helped as the Commonwealth's large budget and pension issues pressured returns.

Looking Ahead

At present, we expect a gradual increase in municipal bond yields and believe that recent outflows from municipal bond mutual funds has the potential to create some attractive buying opportunities, particularly in high-tax states such as Oregon where the financial outlook currently appears to be improving. In particular, Oregon's economy has been growing at an average pace, led by gains in the private sector and non-farm sectors; unemployment has fallen to 8% from 8.8% a year earlier and state revenues have risen. Going forward, we plan to position the Fund more defensively by decreasing duration and by reducing exposure to bonds with the 4% coupon structure that were a drag on performance during this period. The Fund ended the period with a slightly higher-than-average cash position to help cover shareholder redemptions and take advantage of buying opportunities.

Annual Report 2013
5

Columbia Oregon Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	966.10		1,020.78	3.95		4.06	0.81
Class B	1,000.00	1,000.00	962.50		1,017.06	7.59		7.80	1.56
Class C	1,000.00	1,000.00	964.90		1,018.79	5.89		6.06	1.21
Class R4	1,000.00	1,000.00	968.70	*	1,022.02	2.01	*	2.81	0.56 *
Class R5	1,000.00	1,000.00	968.10		1,022.12	2.64		2.71	0.54
Class Z	1,000.00	1,000.00	968.10		1,022.02	2.73		2.81	0.56

*For the period March 19, 2013 through July 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.6%
Port of Portland Revenue Bonds Passenger Facility Charge Series 2011 07/01/27	5.500%	6,635,000	7,262,074
Assisted Living 0.4%
Clackamas County Hospital Facility Authority Refunding Revenue Bonds Robinson Jewish Home Series 2005 10/01/19	5.000%	1,000,000	995,740
10/01/24	5.125%	1,000,000	950,120
Total			1,945,860
Higher Education 5.0%
City of Forest Grove Revenue Bonds Campus Improvement-Pacific University Project Series 2009 05/01/30	6.000%	1,500,000	1,511,100
City of Portland Refunding Revenue Bonds Broadway Project Series 2008A 04/01/23	6.250%	3,250,000	3,834,155
Oregon Health & Science University Revenue Bonds Series 2012-E 07/01/31	4.000%	8,000,000	7,263,280
Series 2012A 07/01/18	5.000%	1,000,000	1,154,790
Oregon Health & Science University(a) Revenue Bonds Capital Appreciation-Independent School District Series 1996A (NPFGC) 07/01/21	0.000%	9,700,000	7,378,984
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A 10/01/20	5.000%	1,825,000	1,891,211
Total			23,033,520
Hospital 11.7%
Astoria Hospital Facilities Authority Refunding Revenue Bonds Columbia Memorial Hospital Series 2012 08/01/16	4.000%	780,000	825,981
08/01/17	4.000%	810,000	857,539

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
08/01/18	4.000%	745,000	783,397
08/01/19	4.000%	855,000	896,998
08/01/20	4.000%	915,000	934,718
08/01/21	4.000%	725,000	723,325
08/01/26	5.000%	1,200,000	1,210,104
08/01/27	5.000%	1,260,000	1,257,808
08/01/31	5.000%	1,635,000	1,584,070
Deschutes County Hospital Facilities Authority Refunding Revenue Bonds Cascade Health Services, Inc. Series 2008 01/01/23	7.375%	2,000,000	2,351,260
Klamath Falls Intercommunity Hospital Authority Refunding Revenue Bonds Sky Lakes Medical Center Project Series 2012 09/01/18	5.000%	1,195,000	1,312,982
09/01/19	5.000%	1,255,000	1,383,801
09/01/22	5.000%	500,000	535,520
Multnomah County Hospital Facilities Authority Revenue Bonds Adventist Health West Series 2009A 09/01/21	5.000%	3,685,000	4,084,712
Providence Health Systems Series 2004 10/01/13	5.250%	1,045,000	1,053,548
10/01/16	5.250%	2,970,000	3,129,935
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Project Series 2011A 05/01/20	5.250%	5,000,000	5,744,100
Legacy Health Systems Series 2010A 03/15/15	5.000%	1,000,000	1,066,000
03/15/16	5.000%	1,500,000	1,641,360
Peacehealth Series 2009A 11/01/17	5.000%	4,450,000	5,093,781
11/01/19	5.000%	3,695,000	4,241,601
Samaritan Health Services Series 2010A 10/01/22	5.000%	3,450,000	3,722,584
Revenue Bonds Providence Health Services Series 2011C 10/01/14	4.000%	1,625,000	1,691,073
Salem Hospital Facility Authority Revenue Bonds Salem Hospital Project Series 2006A 08/15/27	5.000%	3,500,000	3,574,795
Series 2008A 08/15/15	5.750%	785,000	860,533

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
08/15/18	5.250%	2,500,000	2,877,150
Total			53,438,675
Independent Power 0.9%
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	1,000,000	985,420
01/01/21	5.000%	3,000,000	2,923,740
Total			3,909,160
Investor Owned 0.8%
Port of Morrow Refunding Revenue Bonds Portland General Electric Series 1998A(b) 05/01/33	5.000%	3,750,000	3,855,487
Local General Obligation 35.1%
Benton & Linn Counties Consolidated School District No. 509J & 509A Unlimited General Obligation Refunding Bonds Series 2007 (AGM) 06/15/20	5.000%	5,000,000	5,870,500
Canyonville South Umpqua Rural Fire Protection District Unlimited General Obligation Bonds Series 2001 07/01/31	5.400%	610,000	609,957
Central Oregon Community College District Unlimited General Obligation Bonds Series 2010 06/15/24	4.750%	2,580,000	2,931,293
City of Canby Refunding Limited General Obligation Bonds Series 2012 AGM 12/01/29	4.000%	2,690,000	2,583,637
City of Hillsboro Limited General Obligation Refunding Bonds Series 2012 06/01/24	4.000%	1,875,000	1,977,619
06/01/25	4.000%	1,875,000	1,945,538
City of Madras Refunding Unlimited General Obligation Bonds Series 2013 02/15/24	4.000%	745,000	735,151
Series 2013 02/15/27	4.500%	500,000	479,295

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Portland Limited General Obligation Refunding Bonds Arena Series 2005B 06/01/16	5.000%	3,075,000	3,313,343
Limited Tax Series 2011A 06/01/23	5.000%	6,140,000	7,031,405
City of Portland(a) Limited Tax General Obligation Bonds Series 2001B 06/01/16	0.000%	3,500,000	3,395,525
06/01/18	0.000%	4,000,000	3,657,400
06/01/19	0.000%	4,000,000	3,546,280
06/01/20	0.000%	4,000,000	3,391,600
City of Salem Limited General Obligation Bonds Series 2009 06/01/26	5.000%	3,315,000	3,673,782
Unlimited General Obligation Bonds Series 2009 06/01/19	5.000%	2,025,000	2,380,671
06/01/20	5.000%	880,000	1,013,698
Clackamas & Washington Counties School District No. 3 Unlimited General Obligation Bonds West Linn-Wilsonville Series 2009 06/15/24	5.000%	4,150,000	4,850,852
Clackamas & Washington Counties School District No. 3(a) Unlimited General Obligation Bonds Series 2003A (NPFGC/FGIC) 06/15/17	0.000%	4,000,000	3,788,080
Clackamas Community College District Unrefunded Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC) 06/15/15	5.250%	110,000	112,006
Clackamas County School District No. 108 Estacada Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/25	5.500%	2,485,000	3,039,254
Clackamas County School District No. 115 Unlimited General Obligation Bonds Series 2006A (NPFGC)(a) 06/15/25	0.000%	2,250,000	1,326,870
Clackamas County School District No. 12 North Clackamas Unlimited General Obligation Bonds Series 2007B (AGM) 06/15/22	5.000%	4,000,000	4,462,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas County School District No. 46 Oregon Trail Unlimited General Obligation Bonds Series 2009A 06/15/25	5.000%	4,350,000	4,789,829
06/15/26	5.000%	3,000,000	3,273,180
Columbia County School District No. 502 Unlimited General Obligation Bonds Series 1999 (NPFGC/FGIC)(a) 06/01/14	0.000%	1,025,000	1,021,792
Columbia Gorge Community College District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	3.000%	810,000	864,878
06/15/19	2.500%	1,010,000	1,044,047
Columbia Multnomah & Washington Counties School District No. 1J Unlimited General Obligation Bonds Scappoose School District Series 2009 06/15/23	5.000%	1,000,000	1,122,000
06/15/24	5.000%	1,165,000	1,295,340
06/15/25	5.000%	1,275,000	1,403,915
County of Clackamas Limited General Obligation Bonds Series 2007 (NPFGC) 06/01/27	4.125%	2,000,000	2,018,340
County of Lane Limited General Obligation Bonds Series 2009A 11/01/24	5.000%	1,000,000	1,112,960
11/01/25	5.000%	1,140,000	1,257,842
Deschutes & Jefferson Counties School District No. 2J Redmond Refunding Unlimited General Obligation Bonds Series 2013 06/15/30	4.000%	2,520,000	2,453,472
Deschutes & Jefferson Counties School District No. 2J Redmond(a) Unlimited General Obligation Bonds Series 2004B (NPFGC/FGIC) 06/15/22	0.000%	2,335,000	1,771,798
Jackson County School District No. 549C Medford Unlimited General Obligation Bonds Series 2008 06/15/27	4.625%	1,500,000	1,571,880
06/15/28	4.625%	1,660,000	1,727,064
Jackson County School District No. 9 Eagle Point Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/20	5.500%	1,000,000	1,206,480
06/15/21	5.500%	1,410,000	1,699,783
Josephine County School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 12/15/15	5.000%	1,000,000	1,103,260
12/15/16	5.000%	1,000,000	1,133,420

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lane & Douglas Counties School District No. 45J3 Unlimited General Obligation Refunding Bonds South Lane Series 2012 06/15/20	3.000%	1,000,000	1,045,130
06/15/21	3.000%	1,610,000	1,651,264
Lane Community College Unlimited General Obligation Bonds Series 2009 06/15/17	4.250%	2,195,000	2,453,659
06/15/18	4.250%	2,000,000	2,259,400
Series 2012 06/15/23	5.000%	1,000,000	1,159,280
Lane County School District No. 19 Springfield Unlimited General Obligation Refunding Bonds Series 1997 (NPFGC/FGIC) 10/15/14	6.000%	1,310,000	1,396,892
Madras Aquatic Center District Unlimited General Obligation Bonds Series 2005 06/01/22	5.000%	1,695,000	1,747,138
Marion & Clackamas Counties School District No. 4J Unlimited General Obligation Refunding Bonds Series 2013 06/15/21	4.000%	2,785,000	3,057,345
Portland Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/16	5.000%	4,750,000	5,130,427
Salem-Keizer School District No. 24J Unlimited General Obligation Bonds Series 2009A 06/15/15	4.000%	3,850,000	4,096,285
06/15/16	5.000%	2,500,000	2,791,725
Tualatin Hills Park & Recreation District Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) 03/01/14	5.750%	990,000	1,021,779
Umatilla County School District No. 8R Hermiston Unlimited General Obligation Bonds Series 2010 06/15/29	4.500%	2,360,000	2,495,582
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/19	5.000%	850,000	998,810
06/15/21	5.000%	6,575,000	7,713,593
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin(a) Limited General Obligation Bonds Series 2000 06/15/18	0.000%	2,700,000	2,456,757

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington & Multnomah Counties School District No 48J Beaverton Refunding Unlimited General Obligation Bonds Series 2012-B 06/15/23	4.000%	3,250,000	3,473,633
Washington Clackamas & Yamhill Counties School District No. 88J Unlimited General Obligation Bonds Sherwood Series 2007B (NPFGC) 06/15/23	4.500%	8,124,999	8,565,294
Washington County School District No. 1 West Union Refunding Unlimited General Obligation Bonds Hillsboro Series 2012 06/15/20	4.000%	3,400,000	3,800,622
Washington County School District No. 1 West Union(a) Unlimited General Obligation Bonds Capital Appreciation-Hillsboro Series 2006 (NPFGC) 06/15/25	0.000%	4,065,000	2,355,830
Washington County School District No. 15 Forest Grove Unlimited General Obligation Bonds Series 2012A 06/15/24	5.000%	1,780,000	2,019,428
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 06/15/21	5.500%	1,000,000	1,207,030
Total			160,884,299
Multi-Family 1.9%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	4,000,000	3,749,120
City of Portland Revenue Bonds Headwaters Apartments Project Series 2005A 04/01/25	5.000%	1,565,000	1,672,781
Oregon State Facilities Authority Refunding Revenue Bonds College Housing Northwest Projects Series 2013A 10/01/18	4.000%	740,000	754,164
10/01/19	4.000%	780,000	783,354
10/01/20	4.000%	810,000	798,547
10/01/22	4.000%	875,000	827,260
Total			8,585,226

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 2.0%
City of Eugene Refunding Revenue Bonds Electric Utility System Series 2011A 08/01/28	5.000%	2,200,000	2,366,518
08/01/29	5.000%	3,410,000	3,641,505
Emerald People's Utility District Prerefunded 11/01/13 Revenue Bonds Series 2003A (AGM) 11/01/20	5.250%	605,000	612,629
Refunding Revenue Bonds Series 1996 (NPFGC/FGIC) 11/01/13	7.350%	2,675,000	2,720,609
Total			9,341,261
Other Bond Issue 0.6%
Oregon State Facilities Authority Revenue Bonds Goodwill Industries Lane County Series 1998A(c)(d) 11/15/22	6.650%	2,590,000	2,590,207
Ports 0.8%
Port of Morrow Limited General Obligation Bonds Series 2013 06/01/22	4.000%	425,000	426,547
06/01/23	4.000%	440,000	437,246
06/01/24	4.000%	460,000	450,501
06/01/25	4.000%	480,000	457,541
06/01/26	4.000%	500,000	465,425
06/01/27	4.000%	515,000	473,182
06/01/28	4.000%	250,000	223,295
Port of St. Helen's Revenue Bonds Series 1999 08/01/14	5.600%	70,000	70,097
08/01/19	5.750%	425,000	425,208
Total			3,429,042
Recreation 5.1%
Oregon State Department of Administrative Services Revenue Bonds Series 2008A 04/01/24	5.000%	3,130,000	3,511,453
Series 2009A 04/01/21	5.000%	5,000,000	5,754,050
04/01/22	5.000%	5,000,000	5,676,400
04/01/27	5.000%	4,000,000	4,386,800
Series 2012B 04/01/18	3.000%	3,600,000	3,869,532

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Series 2003A (AGM) 04/01/14	5.000%	380,000	383,055
Total			23,581,290
Refunded / Escrowed 6.0%
Deschutes County Administrative School District No. 1 Bend-La Pine Unlimited General Obligation Bonds Series 2007 (NPFGC/FGIC) 06/15/20	4.500%	5,000,000	5,648,800
Oregon State Department of Administrative Services Certificate of Participation Series 2007A (NPFGC/FGIC) 05/01/24	5.000%	2,630,000	3,008,615
05/01/25	5.000%	2,780,000	3,180,209
05/01/26	5.000%	2,800,000	3,203,088
Prerefunded 10/01/13 Revenue Bonds Series 2003A (AGM) 04/01/14	5.000%	1,450,000	1,461,644
Puerto Rico Public Finance Corp. Unrefunded Revenue Bonds Commonwealth Appropriations Series 2002E Escrowed to Maturity(e) 08/01/26	6.000%	5,000,000	6,236,150
State of Oregon Prerefunded 08/01/014 Unlimited General Obligation Refunding Bonds Series 2004D 08/01/24	5.000%	165,000	172,885
Prerefunded 08/01/14 Unlimited General Obligation Bonds Series 2004D 08/01/24	5.000%	3,455,000	3,620,114
Virgin Islands Public Finance Authority Revenue Bonds Series 1989A Escrowed to Maturity(e) 10/01/18	7.300%	870,000	1,021,806
Total			27,553,311
Retirement Communities 1.4%
Medford Hospital Facilities Authority Refunding Revenue Bonds Rogue Valley Manor Series 2013 10/01/22	5.000%	625,000	669,438
10/01/23	5.000%	645,000	686,067
10/01/24	5.000%	455,000	479,638
Multnomah County Hospital Facilities Authority Refunding Revenue Bonds Terwilliger Plaza, Inc. Series 2012 12/01/20	5.000%	1,250,000	1,387,200
12/01/22	5.000%	500,000	538,430

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
12/01/29	5.000%	1,200,000	1,193,292
Revenue Bonds Terwilliger Plaza Project Series 2006A 12/01/26	5.250%	1,400,000	1,423,520
Total			6,377,585
Single Family 1.9%
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Series 2008G 07/01/28	5.200%	3,180,000	3,301,667
Single Family Mortgage Program Series 2010A 07/01/27	5.250%	670,000	722,601
Series 2011A (FHLMC) 07/01/25	5.250%	2,370,000	2,555,571
Series 2011B 07/01/28	5.250%	1,820,000	1,967,966
Total			8,547,805
Special Non Property Tax 7.4%
Oregon Department of Transportation Refunding Revenue Bonds Series 2012A 11/15/22	5.000%	5,000,000	5,941,350
Revenue Bonds Senior Lien Series 2007A 11/15/16	5.000%	6,305,000	7,154,031
Series 2009A 11/15/27	4.750%	7,000,000	7,455,070
Territory of Guam Revenue Bonds Series 2011A(e) 01/01/31	5.000%	1,100,000	1,122,682
Tri-County Metropolitan Transportation District Refunding Revenue Bonds Limited Tax Pledge Series 2005A (AGM) 09/01/17	5.000%	4,250,000	4,633,775
Revenue Bonds Series 2009A 09/01/18	4.000%	1,000,000	1,124,330
09/01/21	4.250%	1,815,000	1,991,727
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(e) 10/01/25	5.000%	4,410,000	4,632,396
Total			34,055,361

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 4.7%
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A 06/01/31	5.200%	4,180,000	4,170,052
City of Portland Refunding Tax Allocation Bonds 2nd Lien-Downtown Series 2011 06/15/18	5.000%	3,095,000	3,542,970
Senior Lien-Oregon Convention Center Series 2011 06/15/20	5.000%	4,305,000	4,942,226
Tax Allocation Bonds Central Eastside Series 2011B 06/15/26	5.000%	1,580,000	1,634,795
06/15/27	5.000%	1,370,000	1,403,140
Lents Town Center Series 2010B 06/15/25	5.000%	1,550,000	1,651,773
06/15/26	5.000%	1,440,000	1,518,480
Redmond Urban Renewal Agency Tax Allocation Bonds Downtown Urban Renewal Area Series 1999B 06/01/19	5.850%	785,000	786,711
Seaside Urban Renewal Agency Tax Allocation Bonds Greater Seaside Urban Renewal Series 2001 06/01/15	5.250%	430,000	431,238
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001 02/15/16	5.375%	440,000	441,065
02/15/21	5.625%	1,100,000	1,101,419
Total			21,623,869
State Appropriated 0.7%
Oregon State Department of Administrative Services Certificate of Participation Series 2009A 05/01/23	5.000%	3,100,000	3,408,512
State General Obligation 0.3%
State of Oregon(a) Unlimited General Obligation Bonds State Board of Higher Education Series 2001A 08/01/17	0.000%	1,050,000	991,568
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Higher Board of Education Series 1996A 08/01/14	0.000%	490,000	488,231
Total			1,479,799
Transportation 1.8%
Tri-County Metropolitan Transportation District Revenue Bonds Capital Grant Receipt Series 2011A 10/01/25	5.000%	4,775,000	5,223,802
Payroll Tax and Grant Receipt Series 2013 11/01/18	5.000%	2,500,000	2,830,450
Total			8,054,252
Water & Sewer 6.1%
City of Albany Limited General Obligation Refunding Bonds Series 2013 08/01/22	4.000%	1,240,000	1,337,179
08/01/23	4.000%	1,290,000	1,378,107
City of Portland Sewer System Refunding Revenue Bonds 1st Lien Series 2008A 06/15/17	5.000%	1,500,000	1,717,095
Revenue Bonds First Lien Series 2004A (AGM) 10/01/21	4.250%	2,500,000	2,602,850
City of Portland Water System Refunding Revenue Bonds 1st Lien Series 2006B 10/01/16	5.000%	5,330,000	6,039,263
Revenue Bonds Series 2004B 10/01/13	5.000%	730,000	735,869
City of Sutherlin Water Revenue Bonds BAN Series 2012 11/15/13	1.400%	1,230,000	1,231,255
City of Woodburn Refunding Revenue Bonds Series 2011A 03/01/18	3.000%	1,115,000	1,172,322
03/01/19	5.000%	3,490,000	3,997,620
03/01/22	5.000%	4,620,000	5,238,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington County Clean Water Services Refunding Revenue Bonds Senior Lien Series 2004 (NPFGC) 10/01/13	5.000%	2,310,000	2,328,388
Total			27,778,058
Total Municipal Bonds (Cost: $424,962,114)			440,734,653

Money Market Funds 3.0%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(f)	3,209,038	3,209,038
JPMorgan Tax-Free Money Market Fund, 0.010%(f)	10,307,302	10,307,302
Total Money Market Funds (Cost: $13,516,340)		13,516,340
Total Investments (Cost: $438,478,454)		454,250,993
Other Assets & Liabilities, Net		3,819,098
Net Assets		458,070,091

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2013 was $2,590,207, representing 0.57% of net assets. Information concerning such security holdings at July 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Oregon State Facilities Authority Revenue Bonds Goodwill Industries Lane County Series 1998A 11/15/22 6.650%	06/17/98	2,590,000

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $2,590,207 or 0.57% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2013, the value of these securities amounted to $13,013,034 or 2.84% of net assets.

(f)  The rate shown is the seven-day current annualized yield at July 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

BAN  Bond Anticipation Note

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as  Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	440,734,653	—	440,734,653
Total Bonds	—	440,734,653	—	440,734,653
Mutual Funds
Money Market Funds	13,516,340	—	—	13,516,340
Total Mutual Funds	13,516,340	—	—	13,516,340
Total	13,516,340	440,734,653	—	454,250,993

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
(identified cost $438,478,454)	$454,250,993
Receivable for:
Investments sold	66,820
Capital shares sold	1,010,050
Interest	4,423,959
Expense reimbursement due from Investment Manager	290
Prepaid expenses	6,327
Trustees' deferred compensation plan	37,839
Total assets	459,796,278
Liabilities
Payable for:
Capital shares purchased	448,225
Dividend distributions to shareholders	1,154,190
Investment management fees	5,016
Distribution and/or service fees	708
Transfer agent fees	50,515
Administration fees	849
Chief compliance officer expenses	82
Other expenses	28,763
Trustees' deferred compensation plan	37,839
Total liabilities	1,726,187
Net assets applicable to outstanding capital stock	$458,070,091
Represented by
Paid-in capital	$442,022,882
Undistributed net investment income	273,942
Accumulated net realized gain	728
Unrealized appreciation (depreciation) on:
Investments	15,772,539
Total — representing net assets applicable to outstanding capital stock	$458,070,091

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A
Net assets	$35,437,833
Shares outstanding	2,880,009
Net asset value per share	$12.30
Maximum offering price per share(a)	$12.71
Class B
Net assets	$19,319
Shares outstanding	1,570
Net asset value per share(b)	$12.30
Class C
Net assets	$26,054,551
Shares outstanding	2,117,344
Net asset value per share	$12.31
Class R4
Net assets	$2,402
Shares outstanding	195
Net asset value per share(b)	$12.30
Class R5
Net assets	$5,376,816
Shares outstanding	437,586
Net asset value per share	$12.29
Class Z
Net assets	$391,179,170
Shares outstanding	31,789,722
Net asset value per share	$12.31

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends	$453
Interest	17,229,858
Total income	17,230,311
Expenses:
Investment management fees	1,992,185
Distribution and/or service fees
Class A	88,490
Class B	256
Class C	261,722
Transfer agent fees
Class A	38,300
Class B	28
Class C	28,324
Class R4(a)	1
Class R5(b)	744
Class Z	469,559
Administration fees	336,536
Compensation of board members	28,646
Custodian fees	5,644
Printing and postage fees	45,949
Registration fees	54,697
Professional fees	34,942
Chief compliance officer expenses	278
Other	16,533
Total expenses	3,402,834
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(298,719)
Fees waived by Distributor — Class C	(91,741)
Expense reductions	(780)
Total net expenses	3,011,594
Net investment income	14,218,717
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,114
Net realized gain	27,114
Net change in unrealized appreciation (depreciation) on:
Investments	(25,018,472)
Net change in unrealized appreciation (depreciation)	(25,018,472)
Net realized and unrealized loss	(24,991,358)
Net decrease in net assets from operations	$(10,772,641)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)(b)	Year Ended July 31, 2012(c)	Year Ended August 31, 2011
Operations
Net investment income	$14,218,717	$13,413,010	$15,914,153
Net realized gain (loss)	27,114	535,433	(591,862)
Net change in unrealized appreciation (depreciation)	(25,018,472)	16,598,058	(7,035,023)
Net increase (decrease) in net assets resulting from operations	(10,772,641)	30,546,501	8,287,268
Distributions to shareholders
Net investment income
Class A	(936,839)	(760,753)	(842,891)
Class B	(490)	(1,142)	(5,973)
Class C	(588,674)	(476,170)	(478,141)
Class R4	(26)	—	—
Class R5	(44,106)	—	—
Class Z	(12,646,592)	(12,184,086)	(14,648,157)
Net realized gains
Class A	—	—	(47,330)
Class B	—	—	(559)
Class C	—	—	(28,963)
Class Z	—	—	(729,539)
Total distributions to shareholders	(14,216,727)	(13,422,151)	(16,781,553)
Increase (decrease) in net assets from capital stock activity	(10,077,577)	30,473,981	(41,175,886)
Total increase (decrease) in net assets	(35,066,945)	47,598,331	(49,670,171)
Net assets at beginning of year	493,137,036	445,538,705	495,208,876
Net assets at end of year	$458,070,091	$493,137,036	$445,538,705
Undistributed net investment income	$273,942	$271,953	$281,094

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c) For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)(b)		Year Ended July 31, 2012(c)		Year Ended August 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	919,842	11,806,642	949,623	12,024,984	890,521	10,923,081
Distributions reinvested	68,953	883,546	50,873	648,392	40,010	489,936
Redemptions	(539,835)	(6,872,443)	(571,183)	(7,265,228)	(1,112,138)	(13,574,198)
Net increase (decrease)	448,960	5,817,745	429,313	5,408,148	(181,607)	(2,161,181)
Class B shares
Subscriptions	—	—	757	9,697	123	1,506
Distributions reinvested	30	382	21	268	190	2,323
Redemptions(d)	(1,628)	(21,130)	(3,917)	(50,234)	(25,822)	(314,324)
Net decrease	(1,598)	(20,748)	(3,139)	(40,269)	(25,509)	(310,495)
Class C shares
Subscriptions	489,509	6,310,416	653,144	8,312,504	389,956	4,799,963
Distributions reinvested	40,116	513,967	30,427	387,885	21,922	268,239
Redemptions	(250,653)	(3,164,934)	(291,973)	(3,704,948)	(285,063)	(3,454,496)
Net increase	278,972	3,659,449	391,598	4,995,441	126,815	1,613,706
Class R4 shares
Subscriptions	194	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	195	2,506	—	—	—	—
Class R5 shares
Subscriptions	444,412	5,688,910	—	—	—	—
Distributions reinvested	3,519	44,061	—	—	—	—
Redemptions	(10,345)	(129,405)	—	—	—	—
Net increase	437,586	5,603,566	—	—	—	—
Class Z shares
Subscriptions	2,875,257	37,029,964	3,845,855	48,973,355	2,186,882	26,859,008
Distributions reinvested	711,663	9,126,494	690,470	8,796,813	915,596	11,205,841
Redemptions	(5,596,320)	(71,296,553)	(2,955,678)	(37,659,507)	(6,436,980)	(78,382,765)
Net increase (decrease)	(2,009,400)	(25,140,095)	1,580,647	20,110,661	(3,334,502)	(40,317,916)
Total net increase (decrease)	(845,285)	(10,077,577)	2,398,419	30,473,981	(3,414,803)	(41,175,886)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c) For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,				Year Ended August 31,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Income from investment operations:
Net investment income	0.34		0.34		0.40		0.41		0.45		0.46
Net realized and unrealized gain (loss)	(0.65)		0.46		(0.15)		0.51		0.09		0.05
Total from investment operations	(0.31)		0.80		0.25		0.92		0.54		0.51
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.41)		(0.42)		(0.45)		(0.46)
Net realized gains	—		—		(0.02)		—		—		—
Total distributions to shareholders	(0.34)		(0.34)		(0.43)		(0.42)		(0.45)		(0.46)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$12.30		$12.95		$12.49		$12.67		$12.17		$12.07
Total return	(2.47%)		6.50%		2.07%		7.68%		4.70%		4.31%
Ratios to average net assets(b)
Total gross expenses	0.86%		0.86	%(c)	0.89%		0.89%		0.89%		0.87%
Total net expenses(d)	0.80	%(e)	0.79	%(c)(e)	0.80	%(e)	0.78	%(e)	0.75	%(e)	0.77	%(e)
Net investment income	2.65%		2.92	%(c)	3.28%		3.35%		3.74%		3.78%
Supplemental data
Net assets, end of period (in thousands)	$35,438		$31,484		$24,998		$27,661		$15,507		$10,210
Portfolio turnover	15%		9%		13%		12%		8%		5%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended August 31,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Income from investment operations:
Net investment income	0.25		0.26		0.32		0.33		0.36		0.37
Net realized and unrealized gain (loss)	(0.66)		0.45		(0.17)		0.49		0.09		0.05
Total from investment operations	(0.41)		0.71		0.15		0.82		0.45		0.42
Less distributions to shareholders:
Net investment income	(0.24)		(0.25)		(0.31)		(0.32)		(0.36)		(0.37)
Net realized gains	—		—		(0.02)		—		—		—
Total distributions to shareholders	(0.24)		(0.25)		(0.33)		(0.32)		(0.36)		(0.37)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$12.30		$12.95		$12.49		$12.67		$12.17		$12.07
Total return	(3.19%)		5.77%		1.30%		6.88%		3.92%		3.56%
Ratios to average net assets(b)
Total gross expenses	1.61%		1.61	%(c)	1.66%		1.64%		1.64%		1.62%
Total net expenses(d)	1.55	%(e)	1.54	%(c)(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)	1.52	%(e)
Net investment income	1.91%		2.22	%(c)	2.57%		2.66%		3.02%		3.08%
Supplemental data
Net assets, end of period (in thousands)	$19		$41		$79		$403		$641		$570
Portfolio turnover	15%		9%		13%		12%		8%		5%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended Aug. 31,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Income from investment operations:
Net investment income	0.29		0.29		0.35		0.37		0.40		0.41
Net realized and unrealized gain (loss)	(0.64)		0.46		(0.15)		0.50		0.09		0.05
Total from investment operations	(0.35)		0.75		0.20		0.87		0.49		0.46
Less distributions to shareholders:
Net investment income	(0.29)		(0.29)		(0.36)		(0.37)		(0.40)		(0.41)
Net realized gains	—		—		(0.02)		—		—		—
Total distributions to shareholders	(0.29)		(0.29)		(0.38)		(0.37)		(0.40)		(0.41)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$12.31		$12.95		$12.49		$12.67		$12.17		$12.07
Total return	(2.78%)		6.10%		1.65%		7.25%		4.28%		3.88%
Ratios to average net assets(b)
Total gross expenses	1.61%		1.61	%(c)	1.64%		1.64%		1.64%		1.62%
Total net expenses(d)	1.20	%(e)	1.19	%(c)(e)	1.19	%(e)	1.18	%(e)	1.15	%(e)	1.17	%(e)
Net investment income	2.25%		2.51	%(c)	2.88%		2.96%		3.34%		3.36%
Supplemental data
Net assets, end of period (in thousands)	$26,055		$23,812		$18,069		$16,722		$11,332		$7,847
Portfolio turnover	15%		9%		13%		12%		8%		5%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$12.83
Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss	(0.53)
Total from investment operations	(0.40)
Less distributions to shareholders:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$12.30
Total return	(3.13%)
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)
Total net expenses(d)	0.56	%(c)
Net investment income	2.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$12.99
Income from investment operations:
Net investment income	0.27
Net realized and unrealized loss	(0.70)
Total from investment operations	(0.43)
Less distributions to shareholders:
Net investment income	(0.27)
Total distributions to shareholders	(0.27)
Net asset value, end of period	$12.29
Total return	(3.38%)
Ratios to average net assets(b)
Total gross expenses	0.55	%(c)
Total net expenses(d)	0.54	%(c)
Net investment income	2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,377
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended August 31,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Income from investment operations:
Net investment income	0.37		0.37		0.43		0.45		0.48		0.49
Net realized and unrealized gain (loss)	(0.64)		0.46		(0.15)		0.50		0.09		0.05
Total from investment operations	(0.27)		0.83		0.28		0.95		0.57		0.54
Less distributions to shareholders:
Net investment income	(0.37)		(0.37)		(0.44)		(0.45)		(0.48)		(0.49)
Net realized gains	—		—		(0.02)		—		—		—
Total distributions to shareholders	(0.37)		(0.37)		(0.46)		(0.45)		(0.48)		(0.49)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$12.31		$12.95		$12.49		$12.67		$12.17		$12.07
Total return	(2.14%)		6.73%		2.31%		7.95%		4.96%		4.59%
Ratios to average net assets(b)
Total gross expenses	0.61%		0.61	%(c)	0.64%		0.64%		0.64%		0.62%
Total net expenses(d)	0.55	%(e)	0.54	%(c)(e)	0.55	%(e)	0.53	%(e)	0.50	%(e)	0.52	%(e)
Net investment income	2.90%		3.17	%(c)	3.53%		3.63%		4.02%		4.07%
Supplemental data
Net assets, end of period (in thousands)	$391,179		$437,800		$402,393		$450,422		$416,275		$381,162
Portfolio turnover	15%		9%		13%		12%		8%		5%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter (OTC) or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

Annual Report 2013
27

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.07% of the Fund's average daily net assets.

Annual Report 2013
28

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class R4	0.13	*
Class R5	0.05	*
Class Z	0.11

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $780.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.40% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $118,115 for Class A and $1,685 for Class C shares for the year ended July 31, 2013.

Annual Report 2013
29

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through November 30, 2013		Prior to January 1, 2013
Class A	0.81%		0.79%
Class B	1.56		1.54
Class C	1.56		1.54
Class R4	0.56	*	—
Class R5	0.54		0.55
Class Z	0.56		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements,the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for Trustees' deferred compensation,

distribution reclassifications, and market discount/premium. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	($1)
Accumulated net realized [gain/loss]	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July31, 2011
Tax Exempt Income	$14,208,209	$13,422,151	$15,996,772
Ordinary income	8,518	—	—
Long-term capital gains	—	—	784,781
Total	$14,216,727	$13,422,151	$16,781,553

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,461,721
Undistributed accumulated long-term gain	728
Unrealized appreciation	15,776,789

At July 31, 2013, the cost of investments for federal income tax purposes was $438,474,204 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,330,638
Unrealized depreciation	(5,553,849)
Net unrealized appreciation	15,776,789

For the year ended July 31, 2013, $26,386 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years

Annual Report 2013
30

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $71,000,982 and $78,649,880, respectively, for the year ended July 31, 2013.

Note 6. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned 14.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

Annual Report 2013
31

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
32

Columbia Oregon Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Oregon Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Oregon Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

Annual Report 2013
33

Columbia Oregon Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations

Capital Gain Dividend	$764
Exempt-Interest Dividends	99.94%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
34

Columbia Oregon Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
35

Columbia Oregon Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
36

Columbia Oregon Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
37

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Oregon Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
38

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 33rd, 44th and 52nd percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
39

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that Columbia Oregon Intermediate Municipal Bond Fund's actual management fee and net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
40

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
41

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Annual Report 2013
44

Columbia Oregon Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Oregon Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN207_07_C01_(09/13)

Annual Report

July 31, 2013

Columbia Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	44
Statement of Operations	46
Statement of Changes in Net Assets	47
Financial Highlights	49
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	61
Federal Income Tax Information	62
Trustees and Officers	63
Board Consideration and Approval of Advisory Agreement	66
Important Information About This Report	73

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia Tax-Exempt Fund (the Fund) Class A shares returned -2.42% excluding sales charges for the 12-month period that ended July 31, 2013.

>  The Fund trailed its benchmark, the Barclays Municipal Bond Index, which returned -2.19% for the same 12-month period.

>  The Fund's duration — a measure of interest-rate sensitivity — and an overweight in bonds maturing beyond 15 years generally accounted for the modest shortfall in relative performance. Security selection aided results in a period that was weak for most sectors of the bond market.

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/21/78
Excluding sales charges		-2.42	5.10	4.73
Including sales charges		-7.04	4.08	4.22
Class B	05/05/92
Excluding sales charges		-3.15	4.31	3.94
Including sales charges		-7.84	3.97	3.94
Class C	08/01/97
Excluding sales charges		-2.97	4.47	4.10
Including sales charges		-3.90	4.47	4.10
Class R4*	03/19/13	-2.36	5.12	4.73
Class Z*	09/16/05	-2.22	5.30	4.89
Barclays Municipal Bond Index		-2.19	5.07	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 – July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund's Class A shares returned -2.42% excluding sales charges. The Fund's benchmark, the Barclays Municipal Bond Index, returned -2.19% for the same 12 months. The Fund's duration — a measure of interest-rate sensitivity — and an overweight in bonds maturing beyond 15 years generally accounted for the modest shortfall in relative performance. Security selection aided results in a period that was weak for most sectors of the bond market.

Rising Yields Pressured Municipal Bond Returns

Municipal bond prices rallied early in the 12-month period, buoyed by less-than-anticipated supply and strong investor demand. Yields — which move in the opposite direction of bond prices — reached historically low levels in December. However, profit-taking and heavy new issue supply caused yields to rise heading into fiscal year-end. For the first four months of 2013, yields traded within a range, buffeted by various events including a seasonal increase in supply and news the governor of Michigan would appoint an emergency manager for the city of Detroit. However, yields began to climb again in May and spiked in June amid concern that the Federal Reserve might taper its massive bond-buying later this year. Municipal redemptions reached record levels, even as fear later eased and yields retreated modestly from their highs.

Longer Maturity, Longer Duration Bias Hurt Relative Performance

Within the benchmark, short-maturity, short-duration bonds beat longer maturity, longer duration bonds. For the year, 30-year municipal bonds in the benchmark declined -6.48%, vs. 0.49% gain for bonds with maturities under five years. The Fund lost ground from having an overweight in bonds with maturities of 15 years and longer, which offered attractive yields in a low inflation environment. Positive security selection in the longer maturity segment helped offset some of this loss. Issue selection, however, detracted in the electric revenue and education sectors, also in Puerto Rico, as well as in Illinois and Massachusetts, where durations were longer than in the benchmark.

Big Boost from Below Investment Grade Bonds

Within the benchmark, higher quality (AA and AAA) bonds beat lower quality (A and BBB) issues. However, the Fund's lower quality securities beat the benchmark return by a sizable margin, mainly because of a significant allocation to below investment grade bonds, which are not in the benchmark but generated modestly positive returns. Security selection also helped in the AA, A and BBB segments, across the maturity spectrum, in addition to the hospital, special tax and resource tax sectors as well as in New York and Texas. Underweights in the lagging water-and-sewer and transportation sectors contributed positive results, as did an overweight in the hospital sector and a large allocation to California. The Fund had big stakes in California, Illinois, New York and Texas, as these states offered the bond structure and sectors we believed had strong relative value, as well as risk reward potential.

Portfolio Management

Kimberly Campbell

Top Ten States (%) (at July 31, 2013)
California	13.5
Illinois	8.9
Texas	8.5
New York	8.2
Massachusetts	8.0
Wisconsin	3.7
Minnesota	3.7
Washington	3.5
New Jersey	3.3
Florida	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2013)
AAA rating	5.7
AA rating	23.3
A rating	37.0
BBB rating	20.6
Non-investment grade	2.9
Not rated	10.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Columbia Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Defensive Securities Added

Over the year, we added securities with more defensive structures that are less interest-rate sensitive. Purchases included callable A rated bonds, as well as BBB and below investment grade securities. (Issuers can redeem a bond that is callable before maturity.) We found good relative value in the hospitals/health care, education, resource recovery, toll roads and port authorities segments. To fund these purchases, we sold higher quality (AA or better) bonds with lower coupons (or stated interest rates) as well as credits that had outperformed or that we thought could weaken. We reduced allocations to tobacco, pre-refunded and short-maturity bonds.

Looking Ahead

At present, the U.S. economy is slowly improving and the housing market is recovering, helping state coffers that depend in large part on real estate tax revenues. Near-term worry that the federal government will limit or remove the tax exemption on municipal issues also seems to have abated. However, there's still uncertainty regarding the strength of U.S. economic growth in the second half of 2013, particularly the impact of higher Treasury rates on the housing market. Although the credit fundamentals of the municipal market are currently good, and we believe that default risk remains low, the outcome of Detroit's recent disputes may have implications going forward.

At the period's end, prices and yields on municipal bonds looked attractive relative to Treasury bonds. Going forward, we expect periods of volatility may offer opportunities to invest at attractive relative values in the municipal market. Our focus will be on selectively adding bonds with premium coupons, of medium quality or below investment grade that we believe can hold up well even as interest rates fluctuate. As always, we plan to use our independent credit research and trading analysis to identify bonds we believe will add strong relative value in the long term and support a competitive yield.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectuses for information on these and other risks associated with the Fund. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2013

Columbia Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	952.00		1,021.03	3.68		3.81	0.76
Class B	1,000.00	1,000.00	948.40		1,017.31	7.29		7.55	1.51
Class C	1,000.00	1,000.00	949.50		1,018.50	6.14		6.36	1.27
Class R4	1,000.00	1,000.00	954.40	*	1,022.02	1.99	*	2.81	0.56 *
Class Z	1,000.00	1,000.00	953.00		1,022.02	2.71		2.81	0.56

*For the period March 19, 2013 through July 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.4%
County of Jefferson Sewer Refunding Revenue Bonds Series 1997A (FGIC) 02/01/22	5.625%	570,000	458,878
County of Jefferson Revenue Bonds Series 2004A 01/01/19	5.250%	2,790,000	2,780,012
01/01/23	5.250%	7,500,000	7,460,025
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010 05/01/34	5.800%	4,900,000	5,133,240
Total			15,832,155
Alaska 0.8%
Alaska Energy Authority Refunding Revenue Bonds Bradley Lake 4th Series 2000 (AGM) 07/01/20	6.000%	4,145,000	5,023,077
07/01/21	6.000%	2,395,000	2,904,584
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	18,330,000	19,485,340
10/01/41	7.750%	4,350,000	4,637,970
Total			32,050,971
Arizona 1.4%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	7,800,000	8,149,674
Arizona Transportation Board Revenue Bonds Maricopa County Regional Area Road Fund Series 2007 07/01/25	5.000%	1,500,000	1,639,560
City of Tucson Unlimited General Obligation Bonds Series 1984G (NPFGC/FGIC) 07/01/14	7.625%	3,140,000	3,347,962
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010 05/15/35	5.000%	13,750,000	13,498,375

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2004A 07/01/26	5.500%	5,000,000	5,188,350
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	9,775,000	9,966,981
Pima County Industrial Development Authority Revenue Bonds GNMA Mortgage-Backed Securities Series 1989 Escrowed to Maturity AMT(a) 09/01/21	8.200%	10,340,000	13,555,327
Salt Verde Financial Corp. Revenue Bonds Senior Series 2007 12/01/32	5.000%	5,400,000	5,249,610
Total			60,595,839
California 13.3%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Community Series 2011 07/01/26	6.125%	3,420,000	3,776,980
07/01/41	6.125%	7,015,000	7,412,750
Revenue Bonds San Diego Hospital Association Series 2003C 03/01/20	5.375%	1,320,000	1,348,169
Sharp Healthcare Series 2009 08/01/39	6.250%	4,000,000	4,413,120
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c) 07/01/18	6.000%	2,000,000	1,894,980
Cabazon Band Mission Indians(b)(c)(d)(e) Revenue Bonds Series 2004 10/01/11	13.000%	400,000	183,976
10/01/15	8.375%	1,740,000	781,312
10/01/19	8.750%	8,670,000	3,549,758
Series 2010 10/01/20	8.375%	1,415,000	560,892
California Educational Facilities Authority Revenue Bonds Loyola Marymount University Series 2001A (NPFGC)(f) 10/01/17	0.000%	2,525,000	2,291,261

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	110,000	137,413
Revenue Bonds Kaiser Permanente Series 2006A 04/01/39	5.250%	4,500,000	4,520,745
Providence Health & Services Series 2008C 10/01/28	6.250%	2,000,000	2,301,620
Unrefunded Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	7,890,000	9,040,520
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	2,390,000	2,495,949
Series 2006K AMT 02/01/42	5.500%	3,350,000	3,464,570
California Municipal Finance Authority Revenue Bonds American Heritage Education Foundation Project Series 2006A 06/01/36	5.250%	1,750,000	1,427,160
Biola University Series 2008 10/01/34	5.875%	4,000,000	4,059,840
California Municipal Finance Authority(a)(b)(d) Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32	7.500%	1,925,000	1,908,445
California State Department of Veterans Affairs Revenue Bonds Series 2007A AMT(a) 12/01/22	4.850%	1,390,000	1,448,894
California State Public Works Board Revenue Bonds Various Capital Projects Series 2012A 04/01/37	5.000%	4,660,000	4,621,369
Subordinated Series 2009I-1 11/01/29	6.125%	6,000,000	6,933,780
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	3,555,000	3,595,669

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
John Muir Health Series 2006A 08/15/32	5.000%	1,000,000	987,890
Kaiser Permanente Series 2006B 03/01/45	5.250%	13,000,000	13,002,470
University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	5,500,000	5,649,710
Castaic Lake Water Agency Certificate of Participation Capital Appreciation-Water System Improvement Project Series 1999 (AMBAC)(f) 08/01/24	0.000%	9,445,000	5,942,700
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/22	4.000%	1,500,000	1,413,495
09/01/24	5.000%	1,110,000	1,107,147
09/01/25	5.000%	790,000	780,101
09/01/26	5.000%	1,230,000	1,199,963
09/01/27	5.000%	1,280,000	1,238,477
City of Pomona Refunding Revenue Bonds Mortgage-Backed Securities Series 1990A (GNMA/FNMA) 05/01/23	7.600%	7,210,000	9,231,179
City of San Jose Revenue Bonds Series 2001A (NPFGC/FGIC) 03/01/31	5.000%	4,855,000	4,867,429
City of San Jose(a) Revenue Bonds Series 2007A (AMBAC) AMT 03/01/16	5.000%	3,000,000	3,301,110
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,500,000	2,693,025
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	4,000,000	4,434,640
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999 01/15/40	5.750%	4,100,000	3,928,128
Foothill-Eastern Transportation Corridor Agency(f) Revenue Bonds Capital Appreciation-Senior Lien Series 1995A Escrowed to Maturity 01/01/18	0.000%	10,000,000	9,349,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008 08/01/30	4.750%	3,925,000	4,003,225
Huntington Beach Community Facilities District Special Tax Bonds Grand Coast Resort No. 2000-1 Series 2001 09/01/31	6.450%	1,850,000	1,859,158
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009 08/01/33	5.000%	5,000,000	5,207,500
Lammersville School District Community Facilities District No. 2002 Special Tax Bonds Mountain House Series 2006 09/01/35	5.125%	875,000	795,856
Los Angeles County Schools Regionalized Business Services Corp. Certificate of Participation Capital Appreciation-Pooled Financing Series 1999A (AMBAC)(f) 08/01/22	0.000%	2,180,000	1,366,424
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/29	5.000%	4,800,000	5,048,112
May Farms Community Facilities District Special Tax Bonds Series 1991-90-2 Escrowed to Maturity 10/01/21	8.750%	6,165,000	8,879,018
Norwalk-La Mirada Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2005B (NPFGC/FGIC)(f) 08/01/23	0.000%	9,790,000	6,284,397
Orange Unified School District Community Facilities District No. 2005-2 Special Tax Bonds Del Rio School Facilities Series 2007 09/01/37	5.000%	1,000,000	885,010
Palmdale Community Redevelopment Agency Revenue Bonds Series 1986D Escrowed to Maturity (FHA) AMT(a) 04/01/16	8.000%	7,000,000	8,358,910
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	3,052,186

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	4,500,000	4,758,075
05/15/39	5.250%	17,000,000	17,941,630
San Francisco City & County Public Utilities Commission Revenue Bonds Series 2006A (AGM) 11/01/31	4.500%	15,000,000	15,165,300
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	537,130
08/01/39	6.625%	1,500,000	1,597,395
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	1,235,000	1,148,587
San Joaquin Hills Transportation Corridor Agency(f) Refunding Revenue Bonds Capital Appreciation Series 1997A (NPFGC) 01/15/14	0.000%	14,450,000	14,277,033
San Juan Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AGM)(f) 08/01/18	0.000%	1,785,000	1,571,514
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 (AGM) 08/01/23	5.000%	1,500,000	1,656,180
State of California Prerefunded 08/01/13 Unlimited General Obligation Bonds Series 2003 02/01/21	5.000%	365,000	365,000
Unlimited General Obligation Bonds Series 2002 (AMBAC) 04/01/17	6.000%	2,500,000	2,947,700
Series 2006 10/01/36	4.500%	4,015,000	3,885,637
Various Purpose Series 2005 03/01/32	5.000%	1,500,000	1,519,500
06/01/35	4.750%	2,500,000	2,505,075
08/01/35	5.000%	10,000,000	10,069,900
Series 2007 12/01/32	5.000%	8,000,000	8,168,000
06/01/37	5.000%	13,145,000	13,410,398
11/01/37	5.000%	18,000,000	18,399,240

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
12/01/37	5.000%	10,200,000	10,430,418
Series 2008 03/01/27	5.500%	1,000,000	1,084,420
03/01/38	5.250%	8,250,000	8,520,600
Series 2009 04/01/31	5.750%	32,500,000	35,287,850
04/01/35	6.000%	15,000,000	16,829,700
04/01/38	6.000%	22,500,000	25,171,200
11/01/39	5.500%	15,520,000	16,530,197
Series 2010 03/01/30	5.250%	3,000,000	3,163,560
03/01/33	6.000%	5,000,000	5,703,900
03/01/40	5.500%	17,200,000	18,179,884
Series 2011 09/01/30	5.250%	8,750,000	9,318,312
Series 2012 04/01/35	5.250%	19,275,000	20,147,001
09/01/42	5.000%	10,000,000	10,130,700
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	34,950,000	35,299,500
Series 2012 02/01/38	5.000%	18,500,000	18,846,320
Various Purpose Series 2008 04/01/38	5.000%	1,015,000	1,038,233
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	6,000	6,169
Temecula Public Financing Authority Refunding Special Tax Bonds Wolf Creek Community Facilities District Series 2012 09/01/27	5.000%	1,275,000	1,271,124
09/01/28	5.000%	1,315,000	1,312,186
09/01/29	5.000%	1,405,000	1,395,741
09/01/30	5.000%	1,480,000	1,459,872
09/01/31	5.000%	1,555,000	1,524,118
Turlock Irrigation District Certificate of Participation Series 2003A (NPFGC) 01/01/33	5.000%	4,450,000	4,373,860
University of California Revenue Bonds General Series 2009Q 05/15/34	5.000%	5,750,000	6,055,325
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/29	5.000%	9,365,000	9,482,718
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2001B (NPFGC) 08/01/24	6.000%	2,320,000	2,718,414
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Yuba City Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2000 (NPFGC/FGIC)(f) 09/01/18	0.000%	1,160,000	1,005,906
Total			573,245,954
Colorado 1.8%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	675,000	632,158
12/01/22	4.950%	1,570,000	1,276,143
12/01/26	5.000%	1,575,000	1,178,210
City & County of Denver Unlimited General Obligation Bonds Justice System Facilities & Zoo Series 2005 08/01/25	5.000%	1,000,000	1,082,750
City & County of Denver(a) Refunding Revenue Bonds United Air Lines Project Series 2007A AMT 10/01/32	5.250%	5,000,000	4,640,300
City of Westminster Revenue Bonds Post Project Series 2007D (AGM) 12/01/23	5.000%	1,240,000	1,392,619
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008 06/01/33	5.500%	2,000,000	2,094,120
06/01/38	5.500%	6,000,000	6,268,740
Colorado Health Facilities Authority Prerefunded 06/01/14 Revenue Bonds Evangelical Lutheran Series 2009A 06/01/38	6.125%	3,250,000	3,408,275
Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/33	5.000%	5,500,000	5,045,755
Valley View Hospital Association Series 2008 05/15/28	5.500%	5,745,000	5,841,056
Revenue Bonds Evangelical Lutheran Series 2005 06/01/23	5.250%	1,200,000	1,233,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado State Board of Governors Revenue Bonds Series 2008A (AGM) 03/01/27	5.000%	1,250,000	1,311,663
County of El Paso Revenue Bonds Series 1988A (GNMA) AMT(a) 03/25/19	8.375%	767	768
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	5,000,000	5,173,750
E-470 Public Highway Authority(f) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC) 09/01/22	0.000%	6,515,000	4,324,331
Senior Series 2000B (NPFGC) 09/01/18	0.000%	18,600,000	15,941,874
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	2,765,000	2,620,142
12/15/37	5.500%	3,100,000	2,792,914
Platte River Power Authority Revenue Bonds Series 2009HH 06/01/24	5.000%	1,000,000	1,162,580
Regional Transportation District Refunding Revenue Bonds Series 2007A 11/01/24	5.250%	1,000,000	1,180,230
University of Colorado Hospital Authority Refunding Revenue Bonds Series 2009A 11/15/29	6.000%	5,000,000	5,515,750
Revenue Bonds Series 2012-A 11/15/42	5.000%	5,000,000	4,976,750
Total			79,094,706
Connecticut 1.6%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/30	5.600%	1,000,000	1,033,290
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/19	5.500%	1,500,000	1,744,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Hartford Prerefunded 04/01/22 Unlimited General Obligation Bonds Series 2012A (AGM) 04/01/32	5.000%	105,000	124,889
Unrefunded Unlimited General Obligation Bonds Series 2012A (AGM) 04/01/32	5.000%	245,000	250,694
City of New Britain Unlimited General Obligation Bonds Series 2006 (AMBAC) 04/15/21	5.000%	1,160,000	1,331,030
City of New Haven Unlimited General Obligation Bonds Series 2002C Escrowed to Maturity (NPFGC) 11/01/20	5.000%	10,000	10,420
City of West Haven Unlimited General Obligation Bonds Series 2012 (AGM) 08/01/25	5.000%	1,000,000	1,030,520
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/28	5.000%	750,000	776,558
Connecticut Housing Finance Authority(a) Revenue Bonds Housing Mortgage Finance Program Subordinated Series 2006A-1 AMT 11/15/36	4.875%	760,000	761,946
Subordinated Revenue Bonds Series 2012B-2 AMT 11/15/32	4.050%	1,000,000	920,480
Connecticut Resources Recovery Authority Refunding Revenue Bonds American Fuel Co. Series 2001A-II AMT(a) 11/15/15	5.500%	1,500,000	1,500,765
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,500,000	1,495,845
Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/21	5.400%	500,000	512,765
08/15/27	5.500%	2,375,000	2,392,860
Connecticut State Health & Educational Facility Authority Revenue Bonds Ascension Health Senior Center Series 2010 11/15/40	5.000%	2,500,000	2,519,925

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut College Series 2011H-1 07/01/41	5.000%	1,625,000	1,656,850
Series 2012I 07/01/31	5.000%	700,000	729,624
Danbury Hospital Series 2006H (AMBAC) 07/01/33	4.500%	2,000,000	1,779,680
Fairfield University Series 2008N 07/01/27	4.750%	1,000,000	1,033,990
Hartford Healthcare Series 2011A 07/01/32	5.000%	500,000	499,370
Hartford Healthcare Corp. Series 2011A 07/01/41	5.000%	1,500,000	1,466,805
Lawrence & Memorial Hospital Series 2011S 07/01/22	5.000%	1,810,000	1,994,312
07/01/31	5.000%	1,425,000	1,456,721
Loomis Chaffe School Series 2005F (AMBAC) 07/01/25	5.250%	2,035,000	2,384,959
07/01/26	5.250%	1,045,000	1,217,718
Middlesex Hospital Series 2011N 07/01/24	5.000%	425,000	452,102
07/01/26	5.000%	900,000	935,748
Quinnipiac University Series 2007I (NPFGC) 07/01/28	4.375%	1,015,000	1,017,324
Sacred Heart University
Series 2011G 07/01/31	5.375%	500,000	508,680
Stamford Hospital Series 2012J 07/01/37	5.000%	1,000,000	988,950
State Supported Child Care
Series 2011 07/01/28	5.000%	1,030,000	1,075,804
07/01/29	5.000%	860,000	891,235
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	2,000,000	2,335,300
Village Families & Children Series 2002A (AMBAC) 07/01/23	5.000%	255,000	255,041
Western Connecticut Health Series 2011M 07/01/41	5.375%	1,500,000	1,529,460
Western Connecticut Health Network Series 2011 07/01/29	5.000%	1,000,000	1,027,590
Yale-New Haven Hospital Series 2010M 07/01/40	5.500%	1,000,000	1,047,930

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Greater New Haven Water Pollution Control Authority Revenue Bonds Series 2008A (AGM) 11/15/28	4.750%	600,000	613,746
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	8,750,000	9,391,375
New Haven Parking Authority Refunding Revenue Bonds Series 2002 (AMBAC) 12/01/15	5.375%	500,000	526,140
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/28	5.375%	1,750,000	1,894,532
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/23	5.250%	1,000,000	1,178,560
2oth Series 2007A (NPFGC) 08/01/24	5.250%	1,000,000	1,174,370
Revenue Bonds 20th Series 2005 (NPFGC) 08/01/30	5.000%	1,870,000	1,952,579
State of Connecticut Certificate of Participation Juvenile Training School Series 2001 12/15/25	4.750%	2,500,000	2,548,800
Revenue Bonds Revolving Fund Series 2009A 06/01/26	5.000%	1,000,000	1,123,290
Unlimited General Obligation Bonds Series 2001C (AGM) 12/15/15	5.500%	1,500,000	1,675,005
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/26	4.750%	1,150,000	1,327,664
Town of Suffield Unlimited General Obligation Refunding Bonds Series 2005 06/15/20	5.000%	1,400,000	1,667,764
University of Connecticut Revenue Bonds Series 2009A 02/15/28	5.000%	500,000	543,185
Series 2010A 02/15/29	5.000%	1,000,000	1,074,020
Total			69,382,890

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware 0.2%
Delaware State Economic Development Authority Refunding Revenue Bonds Gas Facilities-Delmarva Power Series 2010 02/01/31	5.400%	5,000,000	5,212,200
Revenue Bonds Newark Charter School Series 2012 09/01/32	4.625%	2,000,000	1,766,640
09/01/42	5.000%	1,350,000	1,284,457
Total			8,263,297
District of Columbia 0.3%
District of Columbia Refunding Revenue Bonds 2nd Series 2009B 12/01/23	5.000%	2,000,000	2,315,480
District of Columbia(g) Revenue Bonds KIPP Charter School Series 2013 07/01/33	6.000%	250,000	258,285
07/01/48	6.000%	1,150,000	1,165,364
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2007A (AMBAC) AMT(a) 10/01/22	4.750%	4,250,000	4,460,843
Resolution Trust Corp. Pass-Through Certificates Series 1993A(d) 12/01/16	8.500%	6,615,222	6,478,287
Total			14,678,259
Florida 2.9%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005 04/01/24	5.000%	1,800,000	1,842,480
04/01/34	5.000%	16,250,000	15,820,025
Brevard County Housing Finance Authority Revenue Bonds Series 1985 (FGIC/MGIC)(f) 04/01/17	0.000%	375,000	260,865
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(d) 07/01/40	7.500%	7,695,000	7,696,462

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d) 07/15/32	7.000%	1,820,000	818,290
City of Ocala Revenue Bonds Series 2007A (NPFGC) 10/01/24	5.000%	2,985,000	3,317,678
County of Broward Airport System Refunding Revenue Bonds Series 2012P-1 AMT(a) 10/01/25	5.000%	6,000,000	6,293,040
County of Escambia Revenue Bonds Series 2003A AMT(a) 11/01/27	5.750%	2,750,000	2,733,087
County of Miami-Dade Aviation Revenue Bonds Miami International Airport Series 2010A 10/01/35	5.375%	11,000,000	11,261,690
County of Polk Improvement Refunding Revenue Bonds Series 2006 (NPFGC) 12/01/20	5.000%	1,040,000	1,145,758
County of Seminole Water & Sewer Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC) 10/01/19	6.000%	1,030,000	1,206,017
Unrefunded Revenue Bonds Series 1992 (NPFGC) 10/01/19	6.000%	470,000	490,769
County of St. Johns Revenue Bonds Series 2006 (AMBAC) 10/01/26	5.000%	1,000,000	1,056,860
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2012-A 06/15/22	5.500%	1,240,000	1,175,681
06/15/32	6.000%	4,000,000	3,538,400
06/15/43	6.125%	5,000,000	4,246,800
Florida State Board of Education Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B 06/01/26	5.000%	5,525,000	6,117,114
06/01/27	5.000%	5,800,000	6,321,014
Series 2006C(h) 11/15/36	5.250%	215,000	245,371

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G 11/15/21	5.125%	70,000	79,605
11/15/32	5.125%	465,000	528,807
Hillsborough County Industrial Development Authority Prerefunded 10/01/13 Revenue Bonds Tampa General Hospital Series 2003 10/01/18	5.000%	175,000	176,372
Unrefunded Revenue Bonds Tampa General Hospital Series 2003 10/01/18	5.000%	650,000	654,674
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007 11/01/38	5.250%	5,000,000	4,856,600
Marion County Hospital District Improvement Refunding Revenue Bonds Munroe Regional Health System Series 2007 10/01/29	5.000%	1,000,000	1,021,030
Mid-Bay Bridge Authority Revenue Bonds Series 1991A Escrowed to Maturity 10/01/22	6.875%	2,000,000	2,599,740
Series 2011A 10/01/40	7.250%	7,000,000	8,131,410
Orange County School Board Certificate of Participation Series 2005B (AMBAC) 08/01/25	5.000%	2,440,000	2,620,170
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/14	5.000%	330,000	334,689
Sarasota County Public Hospital Board Refunding Revenue Bonds Sarasota Memorial Hospital Series 1998B (NPFGC) 07/01/28	5.500%	6,980,000	7,254,035
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(b)(c) 10/01/27	5.250%	9,750,000	10,130,640
South Florida Water Management District Certificate of Participation Series 2006 (AMBAC) 10/01/26	5.000%	1,400,000	1,489,684

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Florida Revenue Bonds Series 2007A (AMBAC) 07/01/18	5.000%	2,000,000	2,286,260
Unlimited General Obligation Bonds Jacksonville Transportation Authority Series 1985 Escrowed to Maturity 01/01/15	9.200%	845,000	907,750
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/25	5.750%	2,500,000	2,606,525
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	2,850,000	2,504,324
Westchester Community Development District No. 1 Special Assessment Bonds Community Infrastructure Series 2003 05/01/23	6.000%	1,735,000	1,741,628
Total			125,511,344
Georgia 2.1%
Barnesville-Lamar County Industrial Development Authority Revenue Bonds Gordon College Properties Series 2004A 08/01/25	5.000%	1,250,000	1,260,513
City of Atlanta Revenue Bonds Series 1999A (NPFGC/FGIC) 11/01/22	5.500%	5,475,000	6,361,895
Series 2004 (AGM) 11/01/25	5.750%	1,000,000	1,198,730
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,492,312
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	32,500,000	33,178,275
Georgia State Road & Tollway Authority Refunding Revenue Bonds Series 2011B 10/01/16	5.000%	2,000,000	2,264,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Henry County Water & Sewerage Authority Revenue Bonds Series 1997 (AMBAC) 02/01/20	6.150%	5,390,000	6,561,948
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Rental-Mortgage Series 1992N 07/01/18	6.250%	340,000	385,502
Series 1992P (AMBAC) 07/01/20	6.250%	6,000,000	6,787,080
Series 2007A (AMBAC/FGIC) 07/01/26	5.250%	1,000,000	1,134,320
Municipal Electric Authority of Georgia Refunding Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	345,000	363,561
Revenue Bonds Series 1991V Escrowed to Maturity (NPFGC) 01/01/18	6.600%	3,600,000	4,087,260
Unrefunded Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	13,995,000	15,590,150
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	3,000,000	3,023,640
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/24	5.000%	1,000,000	1,072,970
Total			89,762,956
Guam 0.1%
Territory of Guam(c) Revenue Bonds Section 30 Series 2009A 12/01/34	5.750%	4,150,000	4,294,129
Series 2011A 01/01/42	5.125%	800,000	809,504
Total			5,103,633
Hawaii 1.0%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	6,500,000	6,592,950
Series 2010B 07/01/30	5.625%	1,220,000	1,254,014
07/01/40	5.750%	1,630,000	1,691,027

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaii State Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/21	5.000%	1,000,000	1,069,460
11/15/27	5.000%	1,400,000	1,414,672
11/15/32	5.125%	1,300,000	1,295,957
11/15/37	5.250%	1,945,000	1,926,386
Revenue Bonds 15 Craigside Project Series 2009A 11/15/29	8.750%	1,000,000	1,132,850
11/15/44	9.000%	3,000,000	3,379,980
Hawaii Pacific University Series 2013A 07/01/33	6.625%	1,430,000	1,424,809
07/01/43	6.875%	2,795,000	2,788,600
Hawaiian Electric Co. Subsidiary Series 2009 07/01/39	6.500%	5,250,000	5,682,285
Hawaii State Department of Budget & Finance(a) Refunding Revenue Bonds Electric Co. & Subsidiary Project Series 2003B (XLCA) AMT 12/01/22	5.000%	12,500,000	12,511,375
Total			42,164,365
Idaho 0.4%
Idaho Health Facilities Authority Refunding Revenue Bonds IHC Hospitals, Inc. Series 1992 Escrowed to Maturity 02/15/21	6.650%	6,000,000	7,814,700
Revenue Bonds Trinity Health Group Series 2008B 12/01/23	6.000%	1,000,000	1,168,260
12/01/33	6.250%	6,000,000	6,803,580
Total			15,786,540
Illinois 8.6%
Chicago Board of Education Certificate of Participation Lease Certificates Series 1992A (NPFGC) 01/01/15	6.250%	6,840,000	7,083,846
01/01/16	6.000%	5,000,000	5,533,250
01/01/20	6.000%	8,000,000	9,049,040
Unlimited General Obligation Refunding Bonds Series 2005A (AMBAC) 12/01/22	5.500%	4,750,000	5,343,132

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Board of Education(f) Unlimited General Obligation Bonds Capital Appreciation-School Reform Series 1998B-1 (NPFGC/FGIC) 12/01/21	0.000%	8,000,000	5,659,040
12/01/22	0.000%	25,200,000	16,709,616
City of Chicago Wastewater Transmission Refunding Revenue Bonds Capital Appreciation Series 1998A (NPFGC)(f) 01/01/20	0.000%	7,275,000	5,919,231
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC/FGIC) 01/01/23	5.500%	9,750,000	10,713,495
Revenue Bonds Asphalt Operating Services-Recovery Zone Facility Series 2010 12/01/18	6.125%	4,730,000	5,068,526
City of Chicago(f) Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2009C 01/01/23	0.000%	4,900,000	3,210,725
01/01/25	0.000%	2,000,000	1,157,240
01/01/27	0.000%	3,000,000	1,524,450
Cook County High School District No. 209 Proviso Township Limited General Obligation Bonds Capital Appreciation Series 2004 (AGM) 12/01/15	5.000%	1,750,000	1,877,697
Cook County School District No. 102 La Grange Unlimited General Obligation Bonds Capital Appreciation Series 2001 (NPFGC/FGIC)(f) 12/01/20	0.000%	3,065,000	2,391,160
County of Champaign Unlimited General Obligation Bonds Public Safety Sales Tax Series 1999 (NPFGC/FGIC) 01/01/20	8.250%	1,015,000	1,351,879
01/01/23	8.250%	1,420,000	1,943,341
County of Du Page Unlimited General Obligation Refunding Bonds Jail Project Series 1993 01/01/21	5.600%	2,565,000	2,940,516

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DeKalb County Community Unit School District No. 424 Genoa-Kingston Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AMBAC)(f) 01/01/21	0.000%	2,675,000	2,030,726
Illinois Finance Authority Refunding Revenue Bonds Commonwealth Edison Co. Series 1994 (AMBAC/TCRS) 01/15/14	5.850%	4,500,000	4,597,695
Swedish Covenant Series 2010A 08/15/38	6.000%	12,505,000	13,116,745
Uno Charter School Series 2011A 10/01/41	7.125%	3,000,000	3,332,070
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	5,550,000	6,071,755
Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	2,000,000	2,213,080
Series 2009B 08/15/30	5.750%	10,000,000	11,065,400
Riverside Health System Series 2009 11/15/35	6.250%	8,200,000	8,787,612
Rush University Medical Center Series 2009C 11/01/39	6.625%	8,000,000	8,912,160
Sherman Health System Series 2007A 08/01/37	5.500%	19,550,000	20,207,857
Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	39,300,000	42,462,078
South Suburban Series 1992 Escrowed to Maturity 02/15/18	7.000%	1,905,000	2,186,883
Illinois Finance Authority(f) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	68,000,000	58,044,800
Illinois Sports Facilities Authority Revenue Bonds State Tax Supported-Capital Appreciation Series 2001 (AMBAC)(f) 06/15/18	0.000%	4,000,000	3,489,120
Lake County School District No. 56 Unlimited General Obligation Bonds Series 1997 Escrowed to Maturity (NPFGC/FGIC) 01/01/17	9.000%	4,125,000	4,561,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds Series 1997 (NPFGC/FGIC) 01/01/17	9.000%	2,910,000	3,311,580
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2 06/15/50	5.000%	6,625,000	6,461,230
Metropolitan Pier & Exposition Authority(f) Revenue Bonds McCormick Place Project Series 1993 Escrowed to Maturity (NPFGC/FGIC) 06/15/16	0.000%	1,115,000	1,083,646
Unrefunded Revenue Bonds McCormick Place Project Series 1993 (NPFGC/FGIC) 06/15/16	0.000%	2,635,000	2,517,110
Metropolitan Water Reclamation District of Greater Chicago Limited General Obligation Refunding Bonds Series 2007C 12/01/33	5.250%	13,210,000	14,335,360
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	15,000,000	16,367,100
Regional Transportation Authority Revenue Bonds Series 1994C (NPFGC/FGIC) 06/01/20	7.750%	5,000,000	6,078,400
Series 2002A (NPFGC) 07/01/31	6.000%	5,400,000	6,215,076
State of Illinois Prerefunded 06/15/15 Revenue Bonds Series 2005 (AGM) 06/15/28	5.000%	2,000,000	2,170,420
Revenue Bonds 1st Series 2002 (NPFGC/FGIC) 06/15/23	6.000%	4,000,000	4,903,520
Unlimited General Obligation Bonds 1st Series 2001 (NPFGC/FGIC) 11/01/26	6.000%	3,000,000	3,336,120
Series 2004A 03/01/34	5.000%	3,000,000	3,015,240
Series 2006 01/01/31	5.500%	7,985,000	8,369,238
Series 2012 03/01/35	5.000%	2,725,000	2,600,304
03/01/36	5.000%	2,000,000	1,903,740
Series 2013 07/01/38	5.500%	4,125,000	4,159,279
Unlimited General Obligation Refunding Bonds Series 2012 08/01/25	5.000%	3,100,000	3,186,738

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Village of Glendale Heights Refunding Revenue Bonds Glendale Heights Project Series 1985B Escrowed to Maturity 12/01/15	7.100%	605,000	658,561
Total			369,228,706
Indiana 1.9%
County of Jasper Refunding Revenue Bonds Various-Northern Indiana Public Services Series 1994C (NPFGC) 04/01/19	5.850%	3,000,000	3,423,480
Series 2003-RMKT (AMBAC) 07/01/17	5.700%	2,000,000	2,230,660
Crown Point Multi School Building Corp. Revenue Bonds First Mortgage Series 2000 (NPFGC)(f) 01/15/19	0.000%	8,165,000	7,043,374
Indiana Finance Authority Prerefunded 08/01/16 Revenue Bonds State Revolving Fund Series 2006 02/01/25	5.000%	360,000	405,054
Refunding Revenue Bonds Series 2007A (NPFGC/FGIC) 06/01/29	4.500%	10,000,000	10,073,300
Sisters of St. Francis Health Series 2008 11/01/32	5.375%	4,000,000	4,120,280
Revenue Bonds 1st Lien - CWA Authority Series 2011A 10/01/31	5.250%	8,335,000	8,763,586
BHI Senior Living Series 2011 11/15/31	5.500%	1,175,000	1,186,574
11/15/41	5.750%	5,655,000	5,804,348
Parkview Health System Series 2009A 05/01/31	5.750%	6,500,000	6,883,500
Unrefunded Revenue Bonds State Revolving Fund Series 2006 02/01/25	5.000%	7,640,000	8,473,448
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	6,950,000	6,953,127
Revenue Bonds Clarian Health Obligation Group Series 2006A 02/15/36	5.000%	4,375,000	4,357,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana State Office Building Commission Revenue Bonds Womens Prison Series 1995B Escrowed to Maturity (AMBAC) 07/01/16	6.250%	6,180,000	6,719,329
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT(a)(d)(e) 11/15/31	6.500%	1,052,259	20,961
Purdue University Revenue Bonds Student Fees Series 2009X 07/01/23	5.250%	1,000,000	1,170,990
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	3,950,000	3,923,179
Total			81,552,515
Iowa 0.8%
City of Ames Revenue Bonds Mary Greely Medical Center Series 2011 06/15/36	5.250%	6,000,000	6,033,960
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003 01/01/29	8.000%	124,000	128,208
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/32	5.500%	1,500,000	1,353,900
09/01/37	5.500%	2,500,000	2,146,300
09/01/43	5.750%	2,630,000	2,263,168
Revenue Bonds Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	10,000,000	9,460,400
Iowa Student Loan Liquidity Corp.(a) Senior Revenue Bonds Series 2011A-2 AMT 12/01/26	5.600%	7,240,000	7,746,293
12/01/27	5.700%	4,980,000	5,295,035
Total			34,427,264

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kansas 0.2%
City of Overland Park Revenue Bonds Prairiefire Lionsgate Project Series 2012 12/15/29	5.250%	11,000,000	9,798,910
Kentucky 1.4%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B 03/01/40	6.375%	5,800,000	6,135,994
Revenue Bonds Kings Daughters Medical Series 2010 02/01/40	5.000%	3,300,000	3,233,538
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	3,200,000	3,303,776
12/01/38	6.000%	2,850,000	2,941,200
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	14,550,000	15,478,726
Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	24,000,000	28,681,200
Total			59,774,434
Louisiana 2.3%
East Baton Rouge Mortgage Finance Authority Refunding Revenue Bonds Series 1993B (GNMA/FNMA) 10/01/25	5.400%	175,000	175,194
Jefferson Sales Tax District Refunding Revenue Bonds Series 2009B 12/01/22	4.500%	1,000,000	1,068,670
Revenue Bonds Series 2007B (AMBAC) 12/01/20	5.250%	1,000,000	1,106,450
Louisiana Housing Finance Agency Revenue Bonds Homeownership Program Series 2008A (GNMA/FNMA/FHLMC) 12/01/23	4.875%	600,000	632,910
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	6,250,000	6,595,937

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority Prerefunded 02/15/17 Revenue Bonds Tulane University Project Series 2007 (NPFGC) 02/15/26	5.000%	95,000	107,941
Revenue Bonds Hurricane Recovery Program Series 2007 (AMBAC) 06/01/20	5.000%	1,000,000	1,069,350
Unrefunded Revenue Bonds Tulane University Project Series 2007 (NPFGC) 02/15/26	5.000%	905,000	965,671
Louisiana Public Facilities Authority(a) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	25,000,000	23,027,000
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/16	5.000%	9,500,000	10,383,880
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/30	6.250%	5,250,000	5,803,823
01/01/40	6.500%	20,400,000	22,495,488
Parish of St. Charles(h) Revenue Bonds Valero Energy Corp. Series 2010 12/01/40	4.000%	7,900,000	7,858,920
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	18,600,000	18,334,392
St. Tammany Parish Wide School District No. 12 Unlimited General Obligation Bonds Series 2008 03/01/23	4.500%	1,000,000	1,053,310
Total			100,678,936
Maryland 0.7%
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006 07/01/36	5.500%	6,804,000	5,687,396
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/37	5.000%	5,000,000	5,009,100

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	4,000,000	4,173,280
Revenue Bonds Salisbury University Project Series 2012 06/01/30	5.000%	400,000	388,448
University of Maryland College Park Projects Series 2008 06/01/33	5.750%	1,600,000	1,623,408
Senior Revenue Bonds Towson University Project Series 2012 07/01/29	5.000%	650,000	661,674
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Anne Arundel Health System Series 2009A 07/01/39	6.750%	5,000,000	5,855,650
University of Maryland Medical System Series 2005 (AMBAC) 07/01/28	5.250%	3,000,000	3,162,180
Washington County Hospital Series 2008 01/01/33	5.750%	3,495,000	3,579,509
Total			30,140,645
Massachusetts 7.4%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/30	5.250%	1,000,000	1,026,220
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(a)(d) 09/01/35	6.500%	5,030,000	3,602,234
Boston Water & Sewer Commission Refunding Revenue Bonds Senior Series 2009A 11/01/28	5.000%	1,250,000	1,357,675
Revenue Bonds Senior Series 1992A 11/01/13	5.750%	190,000	192,630
Senior Series 1993A 11/01/19	5.250%	4,320,000	4,882,939
City of Boston Unlimited General Obligation Bonds Series 2013A 03/01/20	5.000%	1,000,000	1,194,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Newton Limited General Obligation Bonds State Qualified School Series 2009A 04/01/25	4.125%	2,295,000	2,413,583
Commonwealth of Massachusetts Limited General Obligation Bonds Series 2011A 04/01/28	5.000%	1,795,000	1,948,185
Limited General Obligation Refunding Bonds Series 2004B 08/01/28	5.250%	3,000,000	3,427,230
Refunding Revenue Bonds Series 2005 (NPFGC/FGIC) 01/01/27	5.500%	4,500,000	5,031,360
01/01/28	5.500%	7,500,000	8,297,325
01/01/30	5.500%	2,500,000	2,742,000
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994A (FGIC) 03/01/14	7.000%	240,000	249,389
Series 1994C (AGM) 03/01/19	7.000%	2,500,000	2,876,800
Series 1992B (NPFGC) 03/01/16	6.200%	1,435,000	1,530,715
Revenue Bonds General Transportation Series 1991 Escrowed to Maturity (NPFGC) 03/01/21	7.000%	630,000	709,500
Senior Series 2005B (NPFGC) 07/01/26	5.500%	1,500,000	1,762,560
07/01/29	5.500%	2,000,000	2,279,460
Senior Series 2008B 07/01/27	5.250%	710,000	808,072
Series 2005A 07/01/24	5.000%	1,000,000	1,169,760
Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	625,000	790,088
Massachusetts Department of Transportation(f) Revenue Bonds Capital Appreciation Senior Series 1997C (NPFGC) 01/01/18	0.000%	4,700,000	4,300,782
01/01/20	0.000%	17,000,000	14,195,000
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,145,000	939,793
Revenue Bonds 1st Mortgage-Loomis Communities Project Series 2002A 03/01/32	6.900%	1,000,000	1,005,190

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Adventcare Project Series 2007A 10/15/28	6.650%	5,000,000	5,139,350
Berkshire Health System Series 2012G 10/01/30	5.000%	1,500,000	1,511,910
Boston College Series 2009Q-2 07/01/29	5.000%	1,455,000	1,552,252
Boston Medical Center Series 2012C 07/01/29	5.000%	1,000,000	989,150
Boston University Series 1999P 05/15/59	6.000%	3,325,000	3,654,075
Series 2005T-1 (AMBAC) 10/01/39	5.000%	2,000,000	2,000,680
Broad Institute Series 2011A 04/01/37	5.250%	3,000,000	3,097,200
Covenant Health System Obligation Group Series 2012 07/01/31	5.000%	1,000,000	997,610
Education-Dexter School Project Series 2007 05/01/26	4.500%	1,600,000	1,606,864
Evergreen Center, Inc. Series 2005 01/01/35	5.500%	750,000	696,555
Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	1,000,000	1,100,350
Linden Ponds, Inc. Facility Series 2011A-1 11/15/13	6.250%	266,962	267,023
11/15/46	6.250%	2,127,125	1,702,827
Series 2011A-2 11/15/46	5.500%	154,325	110,092
Merrimack College Series 2012A 07/01/32	5.000%	1,450,000	1,396,698
Northeastern University Series 2012 10/01/31	5.000%	550,000	571,692
Partners Healthcare Series 2012L 07/01/36	5.000%	1,000,000	1,020,930
Smith College Series 2005 07/01/35	5.000%	3,000,000	3,097,200
WGBH Educational Foundation Series 2002A (AMBAC) 01/01/42	5.750%	2,000,000	2,171,540
Massachusetts Development Finance Agency(d)(e) Revenue Bonds Groves-Lincoln Series 2009A 06/01/29	7.500%	649,845	51,273
06/01/39	7.750%	1,462,495	115,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	767,588	4,444
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/28	6.000%	720,000	779,465
Massachusetts Educational Financing Authority(a) Revenue Bonds Issue I Series 2010B AMT 01/01/31	5.700%	7,250,000	7,276,607
Series 2008H (AGM) AMT 01/01/30	6.350%	7,300,000	7,662,299
Series 2011J AMT 07/01/33	5.625%	2,360,000	2,358,466
Series 2012J AMT 07/01/25	4.625%	15,000,000	14,610,900
07/01/28	4.900%	1,000,000	954,700
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A 10/01/21	5.000%	1,500,000	1,670,670
Boston College Series 2008M-2 06/01/35	5.500%	22,000,000	24,773,540
Caregroup Series 1998B-2 (NPFGC) 02/01/28	5.375%	1,380,000	1,463,697
Series 2008E-1 07/01/33	5.125%	3,000,000	3,036,900
Harvard University Series 1991N 04/01/20	6.250%	4,675,000	5,953,566
Series 2009A 11/15/36	5.500%	1,000,000	1,114,970
Massachusetts Eye & Ear Infirmary Series 2010C 07/01/35	5.375%	1,000,000	972,980
Massachusetts Institute of Technology Series 2002K 07/01/22	5.500%	8,000,000	9,893,280
Series 2004M 07/01/25	5.250%	500,000	601,160
Series 2009O 07/01/26	5.000%	11,500,000	13,215,340
Milford Regional Medical Series 2007E 07/15/22	5.000%	1,250,000	1,275,675
07/15/32	5.000%	4,720,000	4,428,351
07/15/37	5.000%	500,000	460,680
Northeastern University Series 2008T-2 10/01/30	5.000%	1,000,000	1,028,070

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Partners Healthcare Series 2010J-1 07/01/34	5.000%	11,400,000	11,562,678
Springfield College Series 2010 10/15/40	5.625%	4,500,000	4,635,990
Suffolk University Series 2009A 07/01/30	6.250%	1,000,000	1,082,960
Tufts University Series 2008 08/15/38	5.375%	1,000,000	1,104,820
Series 2009M 02/15/28	5.500%	1,000,000	1,142,710
Unrefunded Revenue Bonds South Shore Series 1999F 07/01/29	5.750%	1,845,000	1,850,886
Massachusetts Housing Finance Agency Revenue Bonds Series 2009-147 06/01/28	4.800%	235,000	238,269
Single Family Series 2008-139 12/01/28	5.125%	1,000,000	1,038,250
Massachusetts Housing Finance Agency(a) Revenue Bonds Housing Series 2011A AMT 12/01/36	5.250%	2,000,000	2,016,800
Rental Housing Series 2004A (AGM) AMT 07/01/25	5.250%	8,260,000	8,266,608
Series 2007D AMT 06/01/40	4.850%	750,000	746,603
Series 2010C AMT 12/01/30	5.000%	1,000,000	1,016,710
12/01/42	5.350%	1,500,000	1,532,280
Massachusetts Housing Finance Agency(a)(h) Revenue Bonds Housing Series 2006-122 AMT 12/01/31	4.850%	5,140,000	5,152,696
Massachusetts Industrial Finance Agency Refunding Revenue Bonds Chelsea Jewish Series 1997A (FHA) 08/01/37	6.500%	630,000	630,762
Massachusetts Port Authority Revenue Bonds Conrac Project Series 2011A 07/01/41	5.125%	3,000,000	3,045,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Port Authority(a) Revenue Bonds Bosfuel Project Series 2007 (NPFGC/FGIC) AMT 07/01/32	5.000%	2,000,000	1,975,820
Massachusetts School Building Authority Refunding Revenue Bonds Senior Series 2012A 08/15/22	5.000%	2,000,000	2,344,940
Senior Revenue Bonds Series 2011B 10/15/35	5.000%	1,000,000	1,046,500
Massachusetts State College Building Authority Refunding Revenue Bonds Senior Series 1994A 05/01/14	7.500%	1,910,000	2,001,260
Revenue Bonds Series 2008A (AGM) 05/01/38	5.000%	3,000,000	3,051,180
Massachusetts State College Building Authority(f) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC) 05/01/18	0.000%	4,000,000	3,702,720
05/01/19	0.000%	7,710,000	6,892,277
05/01/23	0.000%	3,000,000	2,214,150
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/30	5.250%	1,000,000	1,118,890
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/17	6.000%	12,445,000	14,840,787
State Revolving Fund Series 2009-14 08/01/38	5.000%	1,200,000	1,286,592
Unrefunded Revenue Bonds Pool Program Series 2004-10 08/01/34	5.000%	145,000	149,227
Massachusetts Water Resources Authority Prerefunded 08/01/17 Revenue Bonds Series 2005A (NPFGC) 08/01/24	5.250%	155,000	180,118
Refunding Revenue Bonds General Series 2011C 08/01/28	5.000%	500,000	541,060
Revenue Bonds Series 1992A Escrowed to Maturity 07/15/19	6.500%	4,865,000	5,646,222
Series 1992A Escrowed to Maturity (FGIC) 07/15/19	6.500%	6,075,000	7,050,523

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2002J (AGM) 08/01/21	5.500%	5,000,000	6,069,800
Series 2006A (AMBAC) 08/01/24	5.000%	2,170,000	2,437,821
Unrefunded Revenue Bonds General Series 1993C (AMBAC/TCRS) 12/01/15	5.250%	300,000	317,880
Series 1993C (TCRS) 12/01/15	5.250%	825,000	872,776
Series 2005A (NPFGC) 08/01/24	5.250%	2,845,000	3,243,670
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/36	5.250%	3,000,000	3,121,980
Total			320,290,117
Michigan 1.4%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/22	5.500%	2,000,000	1,958,800
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	11,925,000	10,886,929
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2003A (NPFGC) 07/01/34	5.000%	1,375,000	1,247,276
Series 2005A (NPFGC/FGIC) 07/01/27	5.000%	1,290,000	1,184,207
Series 2011A 07/01/41	5.250%	2,000,000	1,825,560
Detroit City School District Unlimited General Obligation Refunding Bonds School Building & Site Improvement Series 2005A (AGM) (Qualified School Bond Loan Fund) 05/01/17	5.000%	2,500,000	2,619,925
Goodrich Area School District Unrefunded Unlimited General Obligation Bonds Series 2003B (Qualified School Bond Loan Fund) 05/01/27	5.000%	495,000	498,841
Grand Traverse Academy Refunding Revenue Bonds Series 2007 11/01/17	5.000%	390,000	396,536
11/01/22	5.000%	750,000	713,115
11/01/32	4.750%	1,170,000	942,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Higher Education Facilities Authority Prerefunded 12/01/17 Limited Obligation Revenue Bonds Kalamazoo College Project Series 2007 12/01/33	5.000%	250,000	289,513
Michigan Strategic Fund Refunding Revenue Bonds Collateral Detroit Fund-Pollution Series 1991BB (AMBAC) 05/01/21	7.000%	2,505,000	3,075,839
Michigan Sugar Co.- Caro Project Series 1998B 11/01/25	6.450%	3,500,000	3,065,370
NSF International Project Series 2004 08/01/26	5.250%	600,000	600,312
Michigan Strategic Fund(a)(d) Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT 11/01/25	6.550%	4,250,000	3,794,697
Paw Paw Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) (Qualified School Board Loan Fund) 05/01/25	5.000%	1,020,000	1,167,380
Roseville Community Schools Unlimited General Obligation Refunding Bonds School Building & Site Series 2006 (AGM) (Qualified School Bond Loan Fund) 05/01/23	5.000%	3,100,000	3,372,087
St. Johns Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) (Qualified School Bond Loan Fund) 05/01/25	5.100%	1,790,000	1,980,188
State of Michigan Refunding Revenue Bonds Series 2005 (AGM) 05/15/22	5.250%	2,000,000	2,319,460
Series 2006 (AGM) 05/15/24	5.000%	2,000,000	2,211,020
State of Michigan(f) Certificate of Participation Series 2000 Escrowed to Maturity (AMBAC) 06/01/21	0.000%	6,000,000	4,866,000
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund) 05/01/24	5.000%	5,000,000	5,424,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) AMT(a) 12/01/19	4.750%	3,750,000	3,972,225
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.500%	1,000,000	1,174,070
Total			59,586,585
Minnesota 3.4%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Health Partners Obligation Group Project Series 2003 12/01/17	6.000%	1,650,000	1,679,271
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/32	6.750%	7,500,000	8,646,075
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	16,825,000	17,577,414
Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	22,775,000	24,322,106
07/01/30	5.750%	3,200,000	3,357,280
County of Meeker Revenue Bonds Memorial Hospital Project Series 2007 11/01/37	5.750%	1,750,000	1,803,935
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	4,000,000	4,131,960
03/01/40	6.500%	2,800,000	2,901,164
Southern Minnesota Municipal Power Agency(f) Revenue Bonds Capital Appreciation Series 1994A (NPFGC) 01/01/22	0.000%	27,500,000	20,586,500
01/01/23	0.000%	26,500,000	18,833,020
01/01/25	0.000%	17,500,000	11,121,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/36	5.250%	4,550,000	4,596,091
Healtheast Project Series 2005 11/15/25	6.000%	3,500,000	3,664,115
11/15/30	6.000%	10,000,000	10,352,800
11/15/35	6.000%	11,500,000	11,862,710
University of Minnesota Revenue Bonds Series 1996A Escrowed to Maturity 07/01/21	5.500%	1,000,000	1,197,310
Western Minnesota Municipal Power Agency Revenue Bonds Series 1983 Escrowed to Maturity (NPFGC) 01/01/16	9.750%	1,000,000	1,175,720
Total			147,809,421
Mississippi 0.5%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	2,470,000	2,765,560
Harrison County Wastewater Management District Refunding Revenue Bonds Wastewater Treatment Facility Series 1986 Escrowed to Maturity 02/01/15	5.000%	4,250,000	4,442,142
Medical Center Educational Building Corp. Refunding Revenue Bonds University of Mississippi Medical Center Series 1998B (AMBAC) 12/01/23	5.500%	5,300,000	6,032,619
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	6,640,000	6,825,190
Rankin County Five Lakes Utility District Series 1994(d) 07/15/37	7.000%	455,000	454,950
Total			20,520,461
Missouri 1.1%
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	2,690,000	2,739,146
11/01/39	6.875%	1,500,000	1,531,395

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Louis Airport Refunding Revenue Bonds Lambert International Airport Series 2007A (AGM) 07/01/23	5.000%	1,000,000	1,067,670
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	12,000,000	13,468,080
Missouri Development Finance Board Revenue Bonds Procter & Gamble Paper Products Series 1999 AMT(a) 03/15/29	5.200%	6,385,000	6,822,947
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC) 01/01/20	5.000%	1,500,000	1,564,050
Missouri State Health & Educational Facilities Authority Refunding Revenue Bonds Lester E. Cox Medical Center Series 1993I (NPFGC) 06/01/15	5.250%	1,185,000	1,221,546
Revenue Bonds Lutheran Senior Services Series 2011 02/01/31	5.750%	1,730,000	1,786,312
02/01/41	6.000%	2,600,000	2,701,660
Senior Living Facilities-Lutheran Series 2010 02/01/42	5.500%	2,000,000	1,988,600
St. Louis Area Housing Finance Corp. Wellington Arms III Project Series 1979 01/01/21	7.375%	1,050,460	1,054,010
St. Louis County Industrial Development Authority Refunding Revenue Bonds Anheuser-Busch Co. Project Series 1991 05/01/16	6.650%	2,650,000	2,962,250
Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	7,000,000	6,996,920
St. Louis County Industrial Development Authority(f) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC) 07/15/18	0.000%	2,000,000	1,610,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Missouri Prerefunded 11/01/15 Revenue Bonds System Facilities Series 2006A 11/01/26	5.000%	260,000	286,283
Unrefunded Revenue Bonds System Facilities Series 2006A 11/01/26	5.000%	740,000	802,567
Total			48,603,476
Nebraska 0.5%
Douglas County Hospital Authority No. 2 Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	905,144
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	11,500,000	11,981,045
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008 09/01/28	4.750%	6,800,000	6,939,536
Omaha Public Power District Revenue Bonds Series 1986A Escrowed to Maturity 02/01/15	6.000%	945,000	995,605
Series 1992B Escrowed to Maturity 02/01/17	6.200%	1,285,000	1,421,801
Total			22,243,131
Nevada 1.3%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,500,000	2,441,075
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(b) 06/15/28	6.750%	2,000,000	1,950,420
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A 07/01/34	5.250%	12,000,000	13,211,040

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	18,750,000	19,374,937
County of Clark(a) Revenue Bonds Southwest Gas Corp. Project Series 2005A (AMBAC) AMT 10/01/35	4.850%	5,000,000	4,865,250
Director of the State of Nevada Department of Business & Industry Revenue Bonds Republic Services, Inc. Series 2003 AMT(a)(h) 12/01/26	5.625%	2,000,000	2,198,580
Henderson Local Improvement Districts Special Assessment Bonds Series 2006T-18 09/01/35	5.300%	10,645,000	7,780,005
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM) 06/01/24	5.000%	4,095,000	4,518,382
Total			56,339,689
New Hampshire 0.1%
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. of New Hampshire Project Series 2006B (NPFGC) AMT(a) 05/01/21	4.750%	4,500,000	4,601,475
New Jersey 3.2%
Middlesex County Improvement Authority(d)(e) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,500,000	104,910
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37	6.250%	4,000,000	279,760
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2005N-1 (AGM) 09/01/25	5.500%	23,990,000	27,634,321
Series 2005N-1 (NPFGC/FGIC) 09/01/27	5.500%	5,000,000	5,604,300
Seeing Eye, Inc. Project Series 2005 (AMBAC) 12/01/24	5.000%	1,000,000	1,026,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds MSU Student Housing Project - Provident Series 2010 06/01/31	5.750%	4,350,000	4,593,208
06/01/42	5.875%	14,500,000	15,187,155
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	7,000,000	6,675,410
Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT 09/15/23	5.125%	5,000,000	4,762,350
09/15/29	5.250%	2,500,000	2,344,625
United Water, Inc. Series 1996C (AMBAC) AMT 11/01/25	4.875%	7,000,000	7,297,290
New Jersey Educational Facilities Authority Revenue Bonds William Paterson University Series 2008C 07/01/24	5.000%	1,000,000	1,096,540
New Jersey Environmental Infrastructure Trust Prerefunded 09/01/16 Revenue Bonds Environmental Series 2007A 09/01/22	5.000%	10,000	11,279
Series 2007A 09/01/22	5.000%	5,000	5,644
Prerefunded 9/01/16 Revenue Bonds Environmental Series 2007 09/01/22	5.000%	35,000	39,533
Unrefunded Revenue Bonds Series 2007A 09/01/22	5.000%	1,180,000	1,319,641
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	4,000,000	4,265,680
Virtua Health Series 2009 07/01/33	5.750%	750,000	786,682
New Jersey State Turnpike Authority Refunding Revenue Bonds Series 2005A (AGM) 01/01/30	5.250%	2,000,000	2,177,580
Revenue Bonds Series 1991C (NPFGC) Escrowed to Maturity 01/01/16	6.500%	6,840,000	7,266,748
Series 2004C-2 (AMBAC) 01/01/25	5.500%	2,500,000	2,908,250
Unrefunded Revenue Bonds Series 1991C (AGM) 01/01/16	6.500%	1,415,000	1,614,260

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority Revenue Bonds Series 1999A 06/15/18	5.750%	5,000,000	5,942,050
06/15/20	5.750%	4,150,000	5,015,897
Series 2006A 12/15/23	5.500%	3,000,000	3,508,350
Series 2011B 06/15/31	5.500%	7,250,000	7,720,815
Tobacco Settlement Financing Corp. Revenue Bonds Series 2007-1A 06/01/26	4.625%	5,055,000	4,357,006
Union County Utilities Authority Refunding Revenue Bonds Covanta Union Series 2011 AMT(a) 12/01/31	5.250%	15,000,000	15,272,400
Total			138,817,704
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Series 2009 08/01/39	5.000%	6,500,000	6,471,855
Presbyterian Healthcare Services Series 2008A 08/01/32	6.375%	8,650,000	9,798,979
Total			16,270,834
New York 7.8%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	3,830,000	4,004,840
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	6,500,000	7,186,335
City of New York Unrefunded Unlimited General Obligation Bonds Series 2005-M 04/01/22	5.000%	480,000	513,806
Series 2002E (NPFGC/IBC) 08/01/15	5.625%	5,000	5,022
Housing Development Corp. Revenue Bonds Capital Funding Program-New York City Housing Authority Program Series 2005A (NPFGC/FGIC) 07/01/25	5.000%	300,000	319,353
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005F-1 11/01/25	4.650%	5,000,000	5,110,550
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A 02/15/47	5.750%	15,500,000	16,456,505
Long Island Power Authority Revenue Bonds Series 2008A 05/01/33	6.000%	2,725,000	3,077,888
Metropolitan Transportation Authority Revenue Bonds Series 2007A (AGM) 11/15/33	5.000%	12,000,000	12,165,480
Series 2007B 11/15/24	5.000%	6,820,000	7,582,612
Series 2009B 11/15/34	5.000%	1,000,000	1,016,640
New York City Industrial Development Agency Revenue Bonds Pilot-Yankee Stadium-Payment Series 2006I (FGIC) 03/01/46	5.000%	2,000,000	1,943,300
Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/24	5.000%	3,000,000	3,004,530
New York City Industrial Development Agency(a)(h) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/21	5.500%	6,940,000	7,511,856
01/01/24	5.500%	5,500,000	5,926,140
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-4 01/15/25	5.125%	2,000,000	2,236,040
New York City Water & Sewer System Revenue Bonds Series 2005C (NPFGC) 06/15/27	5.000%	8,000,000	8,484,640
New York Local Government Assistance Corp. Refunding Revenue Bonds Series 1993E (AMBAC/TCRS) 04/01/16	5.250%	10,000,000	10,847,100
Series 1993E (NPFGC) 04/01/21	5.000%	3,655,000	4,297,293
New York Mortgage Agency Revenue Bonds Series 2007-140 AMT(a) 10/01/21	4.600%	3,625,000	3,700,726

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/27	5.500%	11,240,000	13,298,831
03/15/29	5.500%	2,030,000	2,357,926
03/15/30	5.500%	6,040,000	6,964,482
Revenue Bonds Consolidated City University System 2nd General Series 1993A 07/01/18	5.750%	5,500,000	6,190,525
Consolidated City University System 2nd Generation Series 1993A 07/01/20	6.000%	13,350,000	15,958,590
Series 1993A (AGM) 07/01/20	6.000%	6,140,000	7,339,756
Independent School District-Educational Housing Services Series 2005 (AMBAC) 07/01/30	5.250%	3,000,000	3,009,900
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	15,000,000	15,379,800
New York University Series 2008A 07/01/29	5.000%	3,845,000	4,043,748
New York University Hospital Center Series 2007B 07/01/24	5.250%	420,000	444,935
North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/37	5.500%	6,250,000	6,508,437
Orange Regional Medical Center Series 2008 12/01/29	6.125%	2,250,000	2,374,043
State University Series 1993A (FGIC) 05/15/17	5.875%	28,240,000	31,742,325
Upstate Community-State Supported Series 2005B (NPFGC/FGIC) 07/01/23	5.500%	2,000,000	2,372,340
Unrefunded Revenue Bonds Series 2005-F 03/15/23	5.000%	250,000	265,613
New York State Energy Research & Development Authority Revenue Bonds Series 1993(h) 04/01/20	12.359%	13,000,000	13,024,180
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Series 2008A 06/15/28	5.000%	1,000,000	1,077,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/42	5.000%	12,500,000	12,705,500
Series 2005G (AGM) 01/01/24	5.000%	4,000,000	4,303,800
Port Authority of New York & New Jersey Revenue Bonds Consolidated 144th Series 2006 10/01/28	5.000%	1,000,000	1,068,120
JFK International Air Terminal Series 2010 12/01/36	6.000%	7,000,000	7,764,400
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	6,300,000	6,078,240
Consolidated 146th Series 2006 (AGM) AMT 12/01/23	4.500%	7,500,000	7,616,700
JFK International Air Terminal 4 Special Project Series 1997 (NPFGC) AMT 12/01/22	5.750%	6,500,000	6,653,140
Suffolk County Industrial Development Agency Revenue Bonds Gurwin Jewish-Phase II Series 2004 05/01/39	6.700%	850,000	860,617
Suffolk County Industrial Development Agency(a) Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT 01/01/23	5.500%	7,800,000	7,387,848
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1 06/01/19	5.500%	2,495,000	2,514,386
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2002 (NFPGC) 11/15/20	5.500%	6,800,000	8,209,912
Series 2012-B 11/15/28	5.000%	3,200,000	3,474,496
11/15/29	5.000%	2,500,000	2,682,200
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/21	6.125%	7,000,000	8,734,810
01/01/21	6.125%	11,000,000	13,785,420

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/37	6.000%	2,000,000	1,298,500
09/15/42	6.000%	7,000,000	4,498,200
Total			337,379,796
North Carolina 1.1%
City of Charlotte Water & Sewer System Revenue Bonds Water & Sewer Series 2008 07/01/26	5.000%	8,450,000	9,358,797
City of High Point Revenue Bonds Series 2008 (AGM) 11/01/28	5.000%	350,000	382,932
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(d) 02/01/38	5.650%	3,163,542	2,981,733
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,940,000	2,437,358
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	3,870,000	4,251,505
Series 2009A 01/01/26	5.500%	300,000	326,121
Series 2009B 01/01/26	5.000%	7,000,000	7,446,320
Unrefunded Revenue Bonds Series 1991A 01/01/18	6.500%	2,185,000	2,636,639
North Carolina Housing Finance Agency Revenue Bonds Series 2006A-26 AMT(a)(h) 01/01/38	5.500%	815,000	848,651
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/33	5.000%	5,000,000	4,711,000
Revenue Bonds 1st Mortgage Deerfield Series 2008A 11/01/33	6.000%	4,060,000	4,156,628
1st Mortgage-Presbyterian Homes Series 2006 10/01/31	5.500%	2,500,000	2,482,775
Health Care Housing Arc Projects Series 2004A 10/01/34	5.800%	1,400,000	1,442,616

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission(f) Refunding Revenue Bonds Capital Appreciation-Wilson Memorial Hospital Series 1997 (AMBAC) 11/01/14	0.000%	1,380,000	1,355,367
State of North Carolina Revenue Bonds Annual Appropriation Series 2009A 05/01/27	5.000%	305,000	333,277
Total			45,151,719
North Dakota 0.3%
County of McLean Revenue Bonds Great River Energy Series 2010B 07/01/40	5.150%	7,900,000	8,038,487
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/29	5.125%	4,490,000	4,406,037
Total			12,444,524
Ohio 2.3%
Adams County/Ohio Valley Local School District Unlimited General Obligation Bonds Adams and Highland Counties Series 1995 (NPFGC) 12/01/15	7.000%	1,685,000	1,817,053
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/37	5.000%	13,220,000	13,274,466
City of Cleveland Refunding Revenue Bonds 1st Mortgage Series 1993G (NPFGC) 01/01/21	5.500%	4,015,000	4,765,243
Revenue Bonds Series 2008B-1 (NPFGC) 11/15/28	5.000%	500,000	527,385
City of Columbus Sewerage Revenue Bonds Series 2008A 06/01/31	4.750%	10,000,000	10,131,800
City of Lakewood Water System Revenue Bonds Series 1995 (AMBAC) 07/01/20	5.850%	1,390,000	1,668,639

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	2,380,000	2,380,000
08/01/41	5.250%	6,900,000	6,810,300
Cleveland Department of Public Utilities Division of Water Revenue Bonds Series 2007P 01/01/24	5.000%	2,000,000	2,190,380
County of Hamilton Revenue Bonds Improvement-Greater Cincinnati Metropolitan Series 2007A 12/01/25	5.000%	3,425,000	3,860,112
Metropolitan Sewer District Improvement Series 2006A (NPFGC) 12/01/26	5.000%	1,000,000	1,096,170
County of Montgomery Unlimited General Obligation Improvement Refunding Bonds Various Purpose Series 2005 (NPFGC) 12/01/24	5.000%	2,600,000	2,748,928
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008(d)(e) 12/01/27	6.750%	5,644,000	2,593,418
Kings Local School District Unlimited General Obligation Bonds National Public Finance (NPFGC/FGIC) Series 1995 Escrowed to Maturity 12/01/16	7.500%	1,285,000	1,467,804
Unrefunded Unlimited General Obligation Bonds National Public Finance (NPFGC/FGIC) Series 1995 12/01/16	7.500%	330,000	336,785
Ohio Higher Educational Facility Commission Revenue Bonds Denison University 2007 Project Series 2007 11/01/23	5.000%	4,000,000	4,516,480
University Hospital Health Systems Series 2009A 01/15/39	6.750%	7,700,000	8,414,406
University of Dayton Project Series 2009 12/01/24	5.500%	3,000,000	3,475,890

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Housing Finance Agency Revenue Bonds Mortgage-Backed Securities Program Series 2008F (GNMA/FNMA/FHLMC) 09/01/28	5.250%	275,000	279,158
Ohio Municipal Electric Generation Agency Refunding Revenue Bonds Joint Venture 5 Series 2004 (AMBAC) 02/15/24	4.750%	7,980,000	8,125,236
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC/FGIC) 02/15/26	5.500%	3,000,000	3,496,380
Ohio State University (The) Prerefunded 06/01/15 Revenue Bonds Series 2005-A 06/01/25	5.000%	270,000	291,981
Unrefunded Revenue Bonds Series 2005-A 06/01/25	5.000%	470,000	501,843
Ohio State Water Development Authority Refunding Revenue Bonds Drinking Water Fund Series 2005 12/01/21	5.250%	3,890,000	4,668,700
12/01/22	5.250%	2,625,000	3,140,340
Toledo-Lucas County Port Authority Refunding Revenue Bonds CSX Transportation, Inc. Project Series 1992 12/15/21	6.450%	3,950,000	4,777,051
Special Assessment Bonds Town Square at Levi Commons Series 2007 11/01/36	5.400%	2,605,000	1,354,392
Total			98,710,340
Oklahoma 0.1%
Cleveland County Justice Authority Revenue Bonds Detention Facilities Project Series 2009B 03/01/29	5.750%	2,260,000	2,408,505
Oregon 0.4%
Benton County Hospital Facilities Authority Unrefunded Revenue Bonds Samaritan Health Series 1998 10/01/28	5.125%	655,000	655,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Salem Limited General Obligation Bonds Series 2009 06/01/27	4.375%	1,000,000	1,025,880
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c) 10/01/26	5.625%	3,500,000	3,163,930
Linn County Community School District No. 9 Lebanon Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 06/15/30	5.500%	1,435,000	1,670,211
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	4,500,000	4,945,365
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A 10/01/25	5.000%	750,000	759,195
Willamette University Projects Series 2007A 10/01/27	5.000%	1,500,000	1,535,835
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2005A 07/01/20	4.400%	275,000	278,127
Polk, Marion & Benton School District No. 13J Unlimited General Obligation Bonds Central School District Series 2009A 06/15/29	4.375%	1,300,000	1,310,322
Total			15,343,865
Pennsylvania 2.0%
Allegheny County Higher Education Building Authority Revenue Bonds Duquesne University Series 2008 03/01/28	5.000%	490,000	506,170
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds Series 2012A 05/01/42	5.000%	5,500,000	5,097,125
Berks County Municipal Authority Revenue Bonds Reading Hospital Medical Center Project Series 1993 (NPFGC) 10/01/14	5.700%	370,000	378,684

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Butler County Hospital Authority Revenue Bonds Butler Health Systems Project Series 2009 07/01/39	7.250%	7,000,000	7,927,780
Chester County Industrial Development Authority 1st Mortgage RHA/Pennsylvania Nursing Home Series 2002(d) 05/01/32	8.500%	5,750,000	5,818,195
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,400,000	4,086,154
Delaware Valley Regional Financial Authority Revenue Bonds Series 1997C (AMBAC) 07/01/27	7.750%	1,000,000	1,282,690
Montgomery County Industrial Development Authority Revenue Bonds Whitemarsh Continuing Care Series 2005 02/01/28	6.125%	2,000,000	1,983,900
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	4,000,000	4,099,960
Pennsylvania Convention Center Authority Revenue Bonds Series 1989A Escrowed to Maturity (FGIC) 09/01/19	6.000%	14,010,000	17,006,599
Pennsylvania Economic Development Financing Authority Revenue Bonds Allegheny Energy Supply Co. Series 2009 07/15/39	7.000%	13,000,000	13,285,350
Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	5,325,000	5,570,376
Pennsylvania Economic Development Financing Authority(a) Revenue Bonds Proctor & Gamble Paper Project Series 2001 AMT 03/01/31	5.375%	1,000,000	1,068,340
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Series 2008 07/01/28	5.750%	3,000,000	3,087,660

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Edinboro University Foundation Series 2010 07/01/43	6.000%	4,750,000	4,926,272
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	2,500,000	2,702,050
Philadelphia Redevelopment Authority Revenue Bonds Subordinated Series 1986B Escrowed to Maturity (GNMA) 06/01/17	9.000%	450,000	580,491
Washington County Industrial Development Authority Revenue Bonds Washington Jefferson College Series 2010 11/01/36	5.000%	4,850,000	4,849,612
Washington County Industrial Development Authority(d) 1st Mortgage Central Project Series 2003 01/01/29	8.500%	1,891,000	1,962,272
Westmoreland County Municipal Authority Revenue Bonds Capital Appreciation Series 1999A (NPFGC)(f) 08/15/22	0.000%	2,000,000	1,457,420
Total			87,677,100
Puerto Rico 1.9%
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2007UU (AGM) 07/01/23	5.000%	1,000,000	1,004,030
Series 2007VV (NPFGC/FGIC) 07/01/34	5.250%	10,870,000	9,518,424
Revenue Bonds Series 2003NN (NPFGC) 07/01/21	5.250%	3,500,000	3,546,305
Series 2008WW 07/01/23	5.375%	2,500,000	2,427,025
Series 2010XX 07/01/40	5.250%	14,500,000	11,831,855
Puerto Rico Highways & Transportation Authority(c) Refunding Revenue Bonds Series 1996Z Escrowed to Maturity (AGM) 07/01/18	6.000%	5,360,000	6,381,884
Series 2003AA (NPFGC) 07/01/20	5.500%	180,000	187,177
Series 2003AA Escrowed to Maturity (NPFGC) 07/01/20	5.500%	320,000	392,707

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2005K 07/01/20	5.000%	5,000,000	4,815,850
Puerto Rico Public Buildings Authority(c) Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I 07/01/33	5.250%	130,000	135,911
Refunding Revenue Bonds Government Facilities Series 2002F 07/01/20	5.250%	2,000,000	1,954,640
Series 2007M 07/01/31	6.250%	27,000,000	25,795,530
Puerto Rico Public Finance Corp.(c) Revenue Bonds Commonwealth Appropriation Series 1998A (AMBAC) 06/01/19	5.375%	2,190,000	2,612,999
Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	450,000	534,312
Commonwealth Appropriations Series 1998A (AMBAC) 06/01/24	5.125%	3,000,000	3,413,580
Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	1,050,000	1,246,728
Commonwealth Appropriations Series 2002E Escrowed to Maturity 08/01/26	6.000%	2,470,000	3,080,658
Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(c) 08/01/41	5.250%	5,000,000	4,488,200
Total			83,367,815
Rhode Island 0.1%
Rhode Island Student Loan Authority Revenue Bonds Series 2007-2 (AMBAC) AMT(a) 12/01/37	4.850%	2,465,000	2,291,858
South Carolina 0.9%
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A 10/01/26	5.250%	1,800,000	1,566,720
County of Georgetown Refunding Revenue Bonds International Paper Co. Project Series 2000A 03/15/14	5.950%	1,000,000	1,029,210

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Richland Revenue Bonds International Paper Series 2003 AMT(a) 04/01/23	6.100%	1,000,000	995,360
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC) 01/01/21	6.250%	1,250,000	1,529,475
Unrefunded Revenue Bonds Series 1993 (NPFGC) 01/01/25	5.375%	11,370,000	12,878,572
Piedmont Municipal Power Agency(f) Refunding Revenue Bonds Capital Appreciation Subordinated Series 2004A-2 (NPFGC/FGIC) 01/01/24	0.000%	5,000,000	3,246,200
Scago Educational Facilities Corp. Revenue Bonds School District No. 5 Spartanburg County Series 2005 (AGM) 04/01/22	4.600%	8,885,000	9,498,420
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/42	6.000%	5,133,239	3,060,591
South Carolina Jobs-Economic Development Authority(f) Refunding Subordinated Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/47	0.000%	1,283,310	1,283
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2006A (NPFGC) 01/01/27	5.000%	2,600,000	2,764,684
Series 2008A 01/01/28	5.375%	250,000	277,223
Total			36,847,738
South Dakota 0.4%
Heartland Consumers Power District Revenue Bonds Series 1992 Escrowed to Maturity (AGM) 01/01/17	6.000%	2,555,000	2,616,243
Unrefunded Revenue Bonds Series 1992 (AGM) 01/01/17	6.000%	8,635,000	9,505,494

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of South Dakota Revenue Bonds Series 1993A (AGM) 09/01/17	6.700%	5,975,000	6,591,860
Total			18,713,597
Tennessee 0.1%
Knox County Health Educational & Housing Facilities Board Refunding Revenue Bonds Fort Sanders Alliance Series 1993 (NPFGC) 01/01/15	5.250%	5,000,000	5,320,850
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 1st Mortgage AHF Project Series 2003(d) 01/01/29	8.500%	391,000	405,737
Total			5,726,587
Texas 8.4%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	1,370,000	1,448,734
07/01/45	6.200%	7,200,000	7,541,064
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	13,450,000	14,149,938
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	2,700,000	2,637,576
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	8,620,000	9,137,372
Central Texas Regional Mobility Authority(f) Revenue Bonds Capital Appreciation Series 2010 01/01/25	0.000%	2,000,000	1,103,140
City Public Service Board of San Antonio Revenue Bonds Series 1997 Escrowed to Maturity 02/01/20	5.500%	1,055,000	1,248,287

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	8,000,000	8,354,320
City of Houston Airport System Refunding Revenue Bonds Senior Lien Series 2009A 07/01/34	5.500%	10,500,000	11,448,465
City of Houston Airport System(a) Refunding Revenue Bonds Continental-Special Facilities Series 2011AAMT 07/15/30	6.500%	5,555,000	5,665,156
Subordinated Lien Series 2012A AMT 07/01/31	5.000%	5,000,000	4,906,950
City of Houston Utility System(f) Refunding Revenue Bonds Capital Appreciation Series 1998A Escrowed to Maturity (AGM) 12/01/19	0.000%	26,955,000	23,562,444
Unrefunded Revenue Bonds Capital Appreciation Series 1998A (AGM) 12/01/19	0.000%	9,545,000	8,188,465
City of Houston Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)(f) 09/01/17	0.000%	2,000,000	1,825,360
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/41	5.750%	2,000,000	2,003,760
Series 2012 08/15/32	5.000%	2,165,000	2,038,174
08/15/42	5.000%	2,350,000	2,096,458
Corpus Christi Business & Job Development Corp. Improvement Refunding Revenue Bonds Arena Project Series 2002 (AMBAC) 09/01/25	5.000%	3,550,000	3,562,460
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	7,500,000	7,516,800
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Series 2012B 11/01/35	5.000%	15,000,000	14,938,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,286,560
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	8,800,000	11,428,912
Revenue Bonds St. Luke's Episcopal Hospital Project Series 1991 Escrowed to Maturity 02/15/21	6.750%	1,975,000	2,287,307
Harris County-Houston Sports Authority(f) Refunding Revenue Bonds Capital Appreciation-Senior Lien Series 2001A (NPFGC) 11/15/14	0.000%	3,905,000	3,705,494
11/15/15	0.000%	3,975,000	3,593,281
11/15/16	0.000%	4,040,000	3,477,632
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/41	6.875%	4,045,000	4,520,652
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A 08/15/44	6.375%	7,500,000	7,943,550
Matagorda County Navigation District No. 1 Refunding Revenue Bonds Central Power & Light Co. Project Series 2001A 11/01/29	6.300%	2,800,000	3,079,104
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	15,000,000	15,418,050
North East Independent School District Unlimited General Obligation Refunding Bonds Series 2007 (Permanent School Fund Guarantee) 02/01/31	5.250%	10,000,000	11,292,100
North Texas Tollway Authority Refunding Revenue Bonds 1st Tier Series 2009C 01/01/44	5.250%	10,000,000	10,069,800
Series 2011 01/01/38	5.000%	5,500,000	5,461,445
First Tier Series 2012B 01/01/42	5.000%	12,845,000	12,690,731

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Toll 2nd Tier Series 2008F 01/01/38	5.750%	11,355,000	11,921,955
Permanent University Fund Refunding Revenue Bonds Series 2007B 07/01/23	5.250%	1,000,000	1,209,900
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	2,700,000	2,883,681
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(a) 07/01/38	8.000%	35,000,000	35,206,150
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007 05/15/27	5.125%	2,000,000	2,009,920
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,295,560
Stayton at Museum Way Series 2009A 11/15/44	8.250%	12,000,000	12,978,240
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	2,000,000	2,625,240
Texas Municipal Gas Acquisition & Supply Corp III Revenue Bonds Series 2012 12/15/29	5.000%	8,300,000	8,073,410
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	7,500,000	7,098,750
Texas State Turnpike Authority(f) Revenue Bonds Capital Appreciation 1st Tier Series 2002A (AMBAC) 08/15/16	0.000%	7,000,000	6,622,000
08/15/18	0.000%	10,000,000	8,721,700
08/15/19	0.000%	10,330,000	8,520,700
Texas Transportation Commission Refunding Revenue Bonds 1st Tier Series 2012-A 08/15/41	5.000%	16,075,000	15,397,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Travis County Health Facilities Development Corp. Revenue Bonds Querencia Barton Creek Project Series 2005 11/15/25	5.500%	1,000,000	1,003,740
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	520,660
Total			361,717,375
Utah 0.5%
City of Eagle Mountain Special Assessment Bonds Special Improvement District No. 2000-1 Series 2006 02/01/21	8.250%	1,846,000	1,848,049
City of Provo Energy System Revenue Bonds Series 1980 Escrowed to Maturity 04/01/15	10.125%	440,000	487,467
Utah Housing Corp. Revenue Bonds Series 2003A-1 AMT(a) 07/01/24	5.125%	695,000	697,579
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM) 05/15/19	5.500%	3,450,000	3,920,166
Utah Transit Authority Refunding Revenue Bonds Series 2006C (AGM) 06/15/29	5.250%	10,000,000	11,445,200
Revenue Bonds Series 2008A 06/15/25	5.000%	2,000,000	2,250,340
Total			20,648,801
Virgin Islands 0.1%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A(c) 10/01/32	5.000%	4,000,000	3,908,120
Virginia 1.3%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	7,505,000	6,718,251

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health Systems Project Series 1993 08/15/23	5.000%	10,000,000	11,380,000
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B 04/01/24	5.250%	6,175,000	7,488,484
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/26	6.625%	2,145,000	2,358,385
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC/FGIC) 07/15/22	5.250%	5,380,000	6,034,692
Escrowed to Maturity 07/15/22	5.250%	2,420,000	2,782,831
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005 06/01/26	5.500%	7,095,000	7,564,334
06/01/37	5.625%	5,500,000	6,022,060
Virginia College Building Authority Revenue Bonds Washington & Lee University Series 2001 01/01/21	5.375%	5,000,000	5,819,900
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009 10/01/26	5.000%	1,500,000	1,726,260
Total			57,895,197
Washington 3.4%
Clark County School District No. 37 Vancouver Unlimited General Obligation Bonds Series 2001C (NPFGC/FGIC)(f) 12/01/16	0.000%	3,000,000	2,881,260
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012A 09/01/27	5.000%	1,540,000	1,473,857
09/01/32	5.250%	1,000,000	949,130
NJB Properties Revenue Bonds King County Washington Project Series 2006A 12/01/25	5.000%	6,445,000	6,971,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005 12/01/30	5.500%	1,235,000	1,250,783
Series 2007 12/01/28	5.750%	1,500,000	1,540,875
12/01/32	5.750%	2,000,000	2,035,820
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity 01/01/20	5.000%	17,750,000	21,129,777
State of Washington Unlimited General Obligation Bonds Series 2007D (AGM) 01/01/30	4.500%	24,470,000	24,631,013
Various Purpose Series 2008A 07/01/27	5.000%	9,730,000	10,727,520
Washington Health Care Facilities Authority Revenue Bonds Kadlec Regional Medical Center Series 2012 12/01/42	5.000%	8,220,000	7,213,872
Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,049,830
Swedish Health Services Series 2009A 11/15/33	6.500%	11,800,000	12,742,820
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	4,685,000	4,766,285
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/32	6.500%	10,000,000	9,046,800
10/01/47	6.750%	1,000,000	879,960
Presbyterian Retirement Series 2013 01/01/23	5.000%	1,455,000	1,434,543
01/01/28	5.000%	2,015,000	1,868,147
01/01/33	5.000%	2,570,000	2,274,758
01/01/43	5.250%	7,550,000	6,471,860
Skyline At First Hill Project Series 2012 01/01/19	7.000%	5,070,000	5,302,358
Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/27	5.625%	2,500,000	2,316,525

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
01/01/38	5.625%	19,450,000	16,952,425
Total			147,911,646
West Virginia 0.4%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A 12/01/38	5.375%	3,850,000	3,924,420
West Virginia State Building Commission Refunding Revenue Bonds West Virginia Regional Jail Series 1998A (AMBAC) 07/01/21	5.375%	3,215,000	3,452,621
West Virginia University Revenue Bonds University System Projects Series 1998A (NFPGC) 04/01/28	5.250%	5,000,000	5,640,600
West Virginia University(f) Revenue Bonds University System Projects Series 2000A (AMBAC) 04/01/16	0.000%	3,300,000	3,182,256
Total			16,199,897
Wisconsin 3.5%
City of La Crosse Refunding Revenue Bonds Northern States Power Co. Project Series 1996 AMT(a) 11/01/21	6.000%	6,000,000	7,046,820
Monroe Redevelopment Authority Revenue Bonds Monroe Clinic, Inc. Series 2009 02/15/39	5.875%	5,000,000	5,245,000
Public Finance Authority(a) Refunding Revenue Bonds TRIPS Senior Obligation Group Series 2012 AMT 07/01/28	5.250%	4,000,000	4,025,280
07/01/42	5.000%	2,000,000	1,813,120
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	17,700,000	19,783,113
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/24	5.125%	15,910,000	16,737,479

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
08/15/25	5.125%	15,500,000	16,122,015
Revenue Bonds Aurora Health Care, Inc. Series 2003 04/15/33	6.400%	4,250,000	4,255,228
Series 2010A 04/15/39	5.625%	6,100,000	6,213,582
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	6,750,000	6,533,325
08/15/34	5.250%	8,000,000	7,561,840
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	14,400,000	14,660,064
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,570,000	1,623,506
ProHealth Care, Inc. Obligation Group Series 2009 02/15/32	6.625%	1,000,000	1,034,720
02/15/39	6.625%	25,150,000	27,333,271
Riverview Hospital Association Series 2008 04/01/33	5.750%	6,000,000	6,184,800
04/01/38	5.750%	4,000,000	4,119,840
St. John's Community, Inc. Series 2009A 09/15/29	7.250%	1,000,000	1,079,550
09/15/39	7.625%	1,000,000	1,084,000
Total			152,456,553
Wyoming 0.2%
County of Campbell Revenue Bonds Basin Electric Power Cooperative Series 2009A 07/15/39	5.750%	7,900,000	8,343,111
Total Municipal Bonds (Cost: $3,936,011,514)			4,167,301,356

Municipal Bonds Held in Trust 0.4%

Massachusetts 0.4%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(h)(i) 11/15/36	5.500%	16,000,000	17,839,520
Total Municipal Bonds Held in Trust (Cost: $17,453,124)			17,839,520

Floating Rate Notes 1.2%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Colorado 0.2%
Colorado Educational & Cultural Facilities Authority(j)(k) Revenue Bonds Series 2007 VRDN (U.S. Bank) 06/01/37	0.060%	1,200,000	1,200,000
UJA Federation of Northern New Jersey VRDN Series 2007 (JPMorgan Chase Bank) 05/01/37	0.060%	2,750,000	2,750,000
County of Pitkin Refunding Revenue Bonds Aspen Skiing Co. VRDN Series 1994B (JP Morgan Chase Bank) AMT(a)(j)(k) 04/01/14	0.080%	5,000,000	5,000,000
Total			8,950,000
Florida —%
Orange County School Board Certificate of Participation VRDN Series 2008E (Wells Fargo Bank)(j)(k) 08/01/22	0.040%	800,000	800,000
Illinois 0.2%
City of Chicago Unlimited General Obligation Bonds VRDN Series 2003 (JPMorgan Chase Bank)(j)(k) 01/01/34	0.500%	8,000,000	8,000,000
Iowa —%
Iowa Finance Authority Revenue Bonds Wahlert High School VRDN Series 2006 (Wells Fargo Bank)(j)(k) 03/01/36	0.070%	1,000,000	1,000,000
Iowa Higher Education Loan Authority Revenue Bonds Des Moines University Osteopath VRDN Series 2003 (U.S. Bank)(j)(k) 10/01/33	0.080%	600,000	600,000
Total			1,600,000
Kentucky 0.1%
County of Christian Revenue Bonds VRDN Series 2007 (U.S. Bank)(j)(k) 04/01/37	0.050%	550,000	550,000
County of Shelby Revenue Bonds VRDN Series 2004A (U.S. Bank)(j)(k) 09/01/34	0.050%	1,675,000	1,675,000
Total			2,225,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.1%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems VRDN Series 2009B-2 (JP Morgan Chase Bank)(j)(k) 11/15/35	0.050%	1,050,000	1,050,000
Minnesota Higher Education Facilities Authority Revenue Bonds St. Olaf College VRDN Series 2002 (Harris)(j)(k) 10/01/20	0.070%	6,200,000	6,200,000
Total			7,250,000
Missouri —%
Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(j)(k) 12/01/20	0.080%	1,000,000	1,000,000
New Hampshire 0.1%
New Hampshire Business Finance Authority Revenue Bonds Littleton Regional Hospital VRDN Series 2007 (TD Banknorth)(j)(k) 10/01/42	0.060%	3,445,000	3,445,000
New York 0.3%
Triborough Bridge & Tunnel Authority Revenue Bonds General VRDN Series 2005B-2C (U.S. Bank)(j)(k) 01/01/32	0.040%	12,655,000	12,655,000
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency(j)(k) Revenue Bonds North Country Hospital & Health VRDN Series 2007A (TD Banknorth) 10/01/34	0.040%	1,200,000	1,200,000
Northeastern VT Regional Hospital VRDN Series 2004A (TD Banknorth) 10/01/29	0.040%	1,400,000	1,400,000
Total			2,600,000
Wisconsin 0.1%
Wisconsin Health & Educational Facilities Authority(j)(k) Revenue Bonds Fort Healthcare, Inc. VRDN Series 2007A (JP Morgan Chase Bank) 05/01/37	0.090%	3,300,000	3,300,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Meriter Hospital, Inc. VRDN Series 2002 (JP Morgan Chase & Co.) 12/01/32	0.090%	2,405,000	2,405,000
Total			5,705,000
Total Floating Rate Notes (Cost: $54,230,000)			54,230,000

Municipal Short Term 0.1%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Louisiana 0.1%
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2013A AMT(a) 08/01/14	10.850%	3,890,000	3,865,843
Total Municipal Short Term (Cost: $3,890,000)			3,865,843

Money Market Funds 1.0%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(l)	21,468,584	21,468,584
JPMorgan Municipal Money Market Fund, 0.010%(l), 0%	19,948,022	19,948,022
Total Money Market Funds (Cost: $41,416,606)		41,416,606
Total Investments (Cost: $4,053,001,244)		4,284,653,325
Other Assets & Liabilities, Net		26,178,613
Net Assets		4,310,831,938

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $45,887,052 or 1.06% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2013, the value of these securities amounted to $112,645,056 or 2.61% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2013 was $44,162,953, representing 1.02% of net assets. Information concerning such security holdings at July 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 6.500% 09/01/35	09/20/02 - 04/07/08	4,953,760
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 7.500% 07/01/40	03/07/00	7,676,137
Cabazon Band Mission Indians Revenue Bonds Series 2004 13.000% 10/01/11	05/14/10	365,949
Cabazon Band Mission Indians Revenue Bonds Series 2004 8.375% 10/01/15	10/04/04 - 05/14/10	1,691,224
Cabazon Band Mission Indians Revenue Bonds Series 2004 8.750% 10/01/19	10/04/04 - 05/14/10	8,381,812
Cabazon Band Mission Indians Revenue Bonds Series 2010 8.375% 10/01/20	05/14/10	1,415,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 7.500% 12/01/32	12/22/11	1,925,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 7.000% 07/15/32	07/23/08	1,820,000
Chester County Industrial Development Authority 1st Mortgage RHA/Pennsylvania Nursing Home Series 2002 8.500% 05/01/32	05/01/02	5,364,699

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Durham Housing Authority Revenue Bonds Series 2005 AMT 5.650% 02/01/38	12/18/06	3,163,542
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008 6.750% 12/01/27	04/23/08	5,644,000
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT 6.500% 11/15/31	10/17/95 - 10/31/12	803,250
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 2009A 7.500% 06/01/29	11/12/09	635,123
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 2009A 7.750% 06/01/39	11/12/09	1,438,366
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 1st Mortgage AHF Project Series 2003 8.500% 01/01/29	12/30/03	369,468
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT 6.550% 11/01/25	11/24/98	4,250,000
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 8.750% 01/01/37	09/25/07	1,461,135
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 6.250% 01/01/37	03/18/05	3,865,993
Rankin County Five Lakes Utility District Series 1994 7.000% 07/15/37	10/02/07	455,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 8.500% 12/01/16	08/27/93	6,661,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Washington County Industrial Development Authority 1st Mortgage Central Project Series 2003 8.500% 01/01/29	12/30/03	1,786,863

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2013, the value of these securities amounted to $8,241,651, which represents 0.19% of net assets.

(f)  Zero coupon bond.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Variable rate security.

(i)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(j)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2013.

(k)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(l)  The rate shown is the seven-day current annualized yield at July 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

CHF  Collegiate Housing Foundation

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

IBC  Insurance Bond Certificate

MGIC  Mortgage Guaranty Insurance Corporation

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	4,167,301,356	—	4,167,301,356
Municipal Bonds Held in Trust	—	17,839,520	—	17,839,520
Total Bonds	—	4,185,140,876	—	4,185,140,876
Short-Term Securities
Floating Rate Notes	—	54,230,000	—	54,230,000
Municipal Short Term	—	3,865,843	—	3,865,843
Total Short-Term Securities	—	58,095,843	—	58,095,843
Mutual Funds
Money Market Funds	41,416,606	—	—	41,416,606
Total Mutual Funds	41,416,606	—	—	41,416,606
Total	41,416,606	4,243,236,719	—	4,284,653,325

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
(identified cost $4,053,001,244)	$4,284,653,325
Receivable for:
Investments sold	4,365,829
Capital shares sold	12,045,767
Dividends	1
Interest	48,392,926
Prepaid expenses	59,510
Trustees' deferred compensation plan	324,606
Total assets	4,349,841,964
Liabilities
Short-term floating rate notes outstanding	12,000,000
Payable for:
Investments purchased on a delayed delivery basis	1,407,038
Capital shares purchased	8,204,156
Dividend distributions to shareholders	16,052,729
Investment management fees	43,693
Distribution and/or service fees	21,473
Transfer agent fees	423,839
Administration fees	6,935
Compensation of board members	53,603
Chief compliance officer expenses	754
Other expenses	471,200
Trustees' deferred compensation plan	324,606
Total liabilities	39,010,026
Net assets applicable to outstanding capital stock	$4,310,831,938
Represented by
Paid-in capital	$4,167,243,043
Undistributed net investment income	15,733,553
Accumulated net realized loss	(103,796,739)
Unrealized appreciation (depreciation) on:
Investments	231,652,081
Total — representing net assets applicable to outstanding capital stock	$4,310,831,938

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A
Net assets	$3,546,638,829
Shares outstanding	265,096,092
Net asset value per share	$13.38
Maximum offering price per share(a)	$14.05
Class B
Net assets	$5,836,021
Shares outstanding	436,647
Net asset value per share	$13.37
Class C
Net assets	$105,413,722
Shares outstanding	7,882,428
Net asset value per share	$13.37
Class R4(b)
Net assets	$104,390
Shares outstanding	7,807
Net asset value per share	$13.37
Class Z
Net assets	$652,838,976
Shares outstanding	48,792,159
Net asset value per share	$13.38

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends	$6,395
Interest	223,254,774
Total income	223,261,169
Expenses:
Investment management fees	17,140,124
Distribution and/or service fees
Class A	7,592,206
Class B	77,568
Class C	970,609
Transfer agent fees
Class A	4,250,733
Class B	9,135
Class C	114,496
Class R4(a)	32
Class Z	853,772
Administration fees	2,709,174
Compensation of board members	130,211
Custodian fees	36,147
Printing and postage fees	289,664
Registration fees	86,682
Professional fees	145,082
Interest expense	117,282
Chief compliance officer expenses	3,704
Other	197,510
Total expenses	34,724,131
Fees waived by Distributor — Class C	(198,871)
Expense reductions	(7,259)
Total net expenses	34,518,001
Net investment income	188,743,168
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	14,847,189
Net realized gain	14,847,189
Net change in unrealized appreciation (depreciation) on:
Investments	(311,399,216)
Net change in unrealized appreciation (depreciation)	(311,399,216)
Net realized and unrealized loss	(296,552,027)
Net decrease in net assets from operations	$(107,808,859)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012(b)	Year Ended November 30, 2011
Operations
Net investment income	$188,743,168	$129,889,495	$143,826,131
Net realized gain (loss)	14,847,189	(5,924,021)	(9,818,214)
Net change in unrealized appreciation (depreciation)	(311,399,216)	283,886,630	106,690,130
Net increase (decrease) in net assets resulting from operations	(107,808,859)	407,852,104	240,698,047
Distributions to shareholders
Net investment income
Class A	(151,544,076)	(103,615,875)	(109,526,581)
Class B	(264,003)	(274,672)	(376,116)
Class C	(3,515,554)	(2,071,509)	(2,194,051)
Class R4	(1,243)	—	—
Class Z	(31,942,384)	(21,546,227)	(33,366,448)
Total distributions to shareholders	(187,267,260)	(127,508,283)	(145,463,196)
Increase (decrease) in net assets from capital stock activity	(126,009,233)	(68,386,578)	2,281,307,620
Proceeds from regulatory settlements (Note 6)	—	1,263	—
Total increase (decrease) in net assets	(421,085,352)	211,958,506	2,376,542,471
Net assets at beginning of year	4,731,917,290	4,519,958,784	2,143,416,313
Net assets at end of year	$4,310,831,938	$4,731,917,290	$4,519,958,784
Undistributed net investment income	$15,733,553	$13,699,346	$10,904,960

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012(b)		Year Ended November 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	10,094,276	143,754,691	7,682,634	107,162,181	6,323,418	83,458,835
Fund merger	12,568,916	179,852,375	—	—	190,123,507	2,497,521,878
Distributions reinvested	8,552,788	121,064,946	5,692,109	79,689,322	6,053,123	79,801,662
Redemptions	(35,834,029)	(505,443,034)	(19,805,586)	(275,674,737)	(25,833,279)	(338,087,704)
Net increase (decrease)	(4,618,049)	(60,771,022)	(6,430,843)	(88,823,234)	176,666,769	2,322,694,671
Class B shares
Subscriptions	22,924	326,910	25,006	349,550	24,424	324,482
Fund merger	61,895	885,042	—	—	1,348,328	17,698,627
Distributions reinvested	15,602	220,964	15,940	222,656	19,494	256,930
Redemptions(c)	(295,629)	(4,130,996)	(350,098)	(4,926,501)	(970,488)	(12,716,353)
Net increase (decrease)	(195,208)	(2,698,080)	(309,152)	(4,354,295)	421,758	5,563,686
Class C shares
Subscriptions	1,260,887	17,991,259	943,493	13,161,965	641,064	8,476,571
Fund merger	1,601,358	22,913,139	—	—	3,452,081	45,338,027
Distributions reinvested	199,041	2,810,118	110,114	1,541,112	100,543	1,325,678
Redemptions	(1,706,869)	(23,887,197)	(612,772)	(8,544,171)	(953,671)	(12,399,708)
Net increase	1,354,417	19,827,319	440,835	6,158,906	3,240,017	42,740,568
Class R4 shares
Subscriptions	7,746	110,792	—	—	—	—
Distributions reinvested	89	1,214	—	—	—	—
Redemptions	(28)	(384)	—	—	—	—
Net increase	7,807	111,622	—	—	—	—
Class Z shares
Subscriptions	5,938,453	84,416,359	4,868,436	68,006,637	4,272,588	55,792,716
Fund merger	288,943	4,134,412	—	—	—	—
Distributions reinvested	674,135	9,550,140	414,083	5,800,063	632,731	8,244,270
Redemptions	(12,821,393)	(180,579,983)	(3,945,590)	(55,174,655)	(11,959,938)	(153,728,291)
Net increase (decrease)	(5,919,862)	(82,479,072)	1,336,929	18,632,045	(7,054,619)	(89,691,305)
Total net increase (decrease)	(9,370,895)	(126,009,233)	(4,962,231)	(68,386,578)	173,273,925	2,281,307,620

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,				Year Ended November 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.27		$13.43		$13.13		$13.05		$11.95		$13.52
Income from investment operations:
Net investment income	0.57		0.39		0.58		0.59		0.60		0.59
Net realized and unrealized gain (loss)	(0.89)		0.83		0.31		0.08		1.09		(1.57)
Total from investment operations	(0.32)		1.22		0.89		0.67		1.69		(0.98)
Less distributions to shareholders:
Net investment income	(0.57)		(0.38)		(0.59)		(0.59)		(0.59)		(0.59)
Total distributions to shareholders	(0.57)		(0.38)		(0.59)		(0.59)		(0.59)		(0.59)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$13.38		$14.27		$13.43		$13.13		$13.05		$11.95
Total return	(2.42%)		9.18%		7.00%		5.12%		14.42%		(7.48%)
Ratios to average net assets(c)(d)
Total gross expenses	0.76	%(e)	0.76	%(e)(f)	0.76	%(e)	0.80	%(e)	0.80	%(e)	0.80	%(g)
Total net expenses(h)	0.76	%(e)(i)	0.76	%(e)(f)(i)	0.75	%(e)(i)	0.80	%(e)(i)	0.80	%(e)(i)	0.80	%(g)(i)
Net investment income	4.02%		4.17	%(f)	4.41%		4.43%		4.73%		4.56%
Supplemental data
Net assets, end of period (in thousands)	$3,546,639		$3,848,957		$3,708,744		$1,305,921		$1,362,545		$1,296,698
Portfolio turnover	8%		5%		11%		11%		12%		14%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.02% for the year ended November 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended November 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.26		$13.42		$13.13		$13.05		$11.95		$13.52
Income from investment operations:
Net investment income	0.46		0.32		0.48		0.49		0.50		0.50
Net realized and unrealized gain (loss)	(0.89)		0.84		0.30		0.08		1.10		(1.58)
Total from investment operations	(0.43)		1.16		0.78		0.57		1.60		(1.08)
Less distributions to shareholders:
Net investment income	(0.46)		(0.32)		(0.49)		(0.49)		(0.50)		(0.49)
Total distributions to shareholders	(0.46)		(0.32)		(0.49)		(0.49)		(0.50)		(0.49)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$13.37		$14.26		$13.42		$13.13		$13.05		$11.95
Total return	(3.15%)		8.68%		6.12%		4.34%		13.57%		(8.17%)
Ratios to average net assets(c)(d)
Total gross expenses	1.51	%(e)	1.51	%(e)(f)	1.51	%(e)	1.55	%(e)	1.55	%(e)	1.55	%(g)
Total net expenses(h)	1.51	%(e)(i)	1.51	%(e)(f)(i)	1.50	%(e)(i)	1.55	%(e)(i)	1.55	%(e)(i)	1.55	%(g)(i)
Net investment income	3.26%		3.41	%(f)	3.65%		3.69%		4.00%		3.81%
Supplemental data
Net assets, end of period (in thousands)	$5,836		$9,008		$12,630		$6,817		$12,775		$17,816
Portfolio turnover	8%		5%		11%		11%		12%		14%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.02% for the year ended November 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended November 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.26		$13.43		$13.13		$13.05		$11.95		$13.52
Income from investment operations:
Net investment income	0.49		0.33		0.50		0.51		0.52		0.51
Net realized and unrealized gain (loss)	(0.89)		0.83		0.31		0.08		1.09		(1.57)
Total from investment operations	(0.40)		1.16		0.81		0.59		1.61		(1.06)
Less distributions to shareholders:
Net investment income	(0.49)		(0.33)		(0.51)		(0.51)		(0.51)		(0.51)
Total distributions to shareholders	(0.49)		(0.33)		(0.51)		(0.51)		(0.51)		(0.51)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$13.37		$14.26		$13.43		$13.13		$13.05		$11.95
Total return	(2.97%)		8.70%		6.36%		4.49%		13.74%		(8.05%)
Ratios to average net assets(c)(d)
Total gross expenses	1.51	%(e)	1.51	%(e)(f)	1.52	%(e)	1.55	%(e)	1.55	%(e)	1.55	%(g)
Total net expenses(h)	1.31	%(e)(i)	1.36	%(e)(f)(i)	1.36	%(e)(i)	1.40	%(e)(i)	1.40	%(e)(i)	1.40	%(g)(i)
Net investment income	3.47%		3.57	%(f)	3.82%		3.83%		4.11%		3.95%
Supplemental data
Net assets, end of period (in thousands)	$105,414		$93,117		$81,742		$37,377		$34,079		$25,023
Portfolio turnover	8%		5%		11%		11%		12%		14%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.02% for the year ended November 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$14.23
Income from investment operations:
Net investment income	0.22
Net realized and unrealized loss	(0.86)
Total from investment operations	(0.64)
Less distributions to shareholders:
Net investment income	(0.22)
Total distributions to shareholders	(0.22)
Net asset value, end of period	$13.37
Total return	(4.56%)
Ratios to average net assets(b)
Total gross expenses	0.56	%(c)(d)
Total net expenses(e)	0.56	%(c)(d)(f)
Net investment income	4.39	%(c)
Supplemental data
Net assets, end of period (in thousands)	$104
Portfolio turnover	8%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended November 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.27		$13.43		$13.13		$13.05		$11.95		$13.52
Income from investment operations:
Net investment income	0.60		0.41		0.61		0.62		0.62		0.62
Net realized and unrealized gain (loss)	(0.90)		0.83		0.30		0.07		1.10		(1.58)
Total from investment operations	(0.30)		1.24		0.91		0.69		1.72		(0.96)
Less distributions to shareholders:
Net investment income	(0.59)		(0.40)		(0.61)		(0.61)		(0.62)		(0.61)
Total distributions to shareholders	(0.59)		(0.40)		(0.61)		(0.61)		(0.62)		(0.61)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$13.38		$14.27		$13.43		$13.13		$13.05		$11.95
Total return	(2.22%)		9.32%		7.16%		5.33%		14.64%		(7.30%)
Ratios to average net assets(c)(d)
Total gross expenses	0.56	%(e)	0.56	%(e)(f)	0.59	%(e)	0.60	%(e)	0.60	%(e)	0.60	%(g)
Total net expenses(h)	0.56	%(e)(i)	0.56	%(e)(f)(i)	0.56	%(e)(i)	0.60	%(e)(i)	0.60	%(e)(i)	0.60	%(g)(i)
Net investment income	4.21%		4.37	%(f)	4.68%		4.63%		4.93%		4.76%
Supplemental data
Net assets, end of period (in thousands)	$652,839		$780,836		$716,844		$793,302		$833,847		$814,018
Portfolio turnover	8%		5%		11%		11%		12%		14%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.02% for the year ended November 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding.

Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2013 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2013, the average value of short-term floating rate notes outstanding was $16,787,360 and the average interest rate and fees related to these short-term floating rate notes was 0.70%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets & Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.37% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

For the year ended July 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class R4*	0.11
Class Z	0.11

*Annualized

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $638,826. The liability remaining at July 31, 2013 for non-recurring charges associated with the lease amounted to $326,401 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $7,259.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to April 27, 2013, the distribution fee did not exceed 0.60%.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,006,951 for Class A, $8,506 for Class B and $6,430 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2012 through November 30, 2013		Prior to December 1, 2012
Class A	0.81%		0.76%
Class B	1.56		1.51
Class C	1.56		1.51
Class R4	0.61	*	—
Class Z	0.61		0.56

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, Trustees' deferred compensation, post-October capital losses, distributions, tax straddles, principal and/or interest of fixed income securities and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$558,299
Accumulated net realized [gain/loss]	(409,839)
Paid-in capital	(148,460)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended November 30, 2011
Ordinary income	$577,953	$333,845	$180,887
Tax-exempt income	186,689,307	127,174,438	145,282,309
Total	187,267,260	127,508,283	145,463,196

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$23,888,414
Unrealized appreciation	254,634,564

At July 31, 2013, the cost of investments for federal income tax purposes was $4,030,018,761 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$336,375,298
Unrealized depreciation	(81,740,734)
Net unrealized appreciation/depreciation	$254,634,564

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	8,298,230
2016	57,869,171
2017	1,455,576
2018	6,621,391
2019	14,381,427
Total	88,625,795

For the year ended July 31, 2013, $13,350,383 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2013, the Fund will elect to treat post-October capital losses of $1,774,248 as arising on August 1.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $347,206,466 and $638,761,637, respectively, for the year ended July 31, 2013.

Transactions to realign the Fund's portfolio following the merger as described in Note 8 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to proceeds from sales of $12,806,801.

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 6. Regulatory Settlements

During the year ended July 31, 2012, the Fund received $1,263 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 8. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Connecticut Tax Exempt Fund and Columbia Massachusetts Tax Exempt Fund, both series of Columbia Funds Series Trust I (the acquired funds). The reorganization was completed after shareholders of the acquired fund approved the plan on March 15, 2013. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $4,602,092,798 and the combined net assets immediately after the acquisition were $4,809,877,766.

The merger was accomplished by a tax-free exchange of 10,574,200 shares of Columbia Connecticut Tax Exempt Fund valued at $85,625,779 (including $7,754,847 of unrealized appreciation) and 15,326,301 shares of Columbia Massachusetts Tax Exempt Fund valued at $122,159,189 (including $11,901,974 of unrealized appreciation).

In exchange for the acquired funds' shares, the Fund issued the following number of shares:

Shares
Class A	12,568,916
Class B	61,895
Class C	1,601,358
Class Z	288,943

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired funds' cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on Feb. 1, 2013 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended July 31, 2013 would have been approximately $157.8 million, $16.9 million, $(313.4) million and $(138.7) million, respectively.

Note 9. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2013

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

Annual Report 2013

Columbia Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Exempt-Interest Dividends	99.69%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013

Columbia Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013

Columbia Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 39th, 35th and 43rd percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total / net expense ratio are both ranked in the 2nd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds

Annual Report 2013

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2013

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013

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Annual Report 2013

Columbia Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN233_07_C01_(09/13)

Annual Report

July 31, 2013

CMG Ultra Short Term Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

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>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

CMG Ultra Short Term Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Board Consideration and Approval of Advisory Agreement	33
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

CMG Ultra Short Term Bond Fund

Performance Overview

Performance Summary

>  CMG Ultra Short Term Bond Fund (the Fund) returned 0.55% for the 12-month period ended July 31, 2013.

>  The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.30% for the same 12-month period.

>  The Fund's duration positioning, as well as its underweight in U.S. Treasury securities relative to the benchmark in the U.S. Treasury market, aided performance.

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	Life
CMG Ultra Short Term Bond Fund	03/08/04	0.55	1.44	1.99
Barclays U.S. Short-Term Government/Corporate Index		0.30	0.92	2.27	*

*From August 9, 2004.

The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a portfolio of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

CMG Ultra Short Term Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $3,000,000 Investment (March 8, 2004 – July 31, 2013)

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. A $3,000,000 investment in the Fund since 03/08/04 was equal to $2,999,581 on 08/09/04, the inception date of the Barclays U.S. Short-Term Government/Corporate Index. For comparison with the Barclays U.S. Short-Term Government/Corporate Index, the chart shows the index at the same value as of 08/09/04.

Annual Report 2013
3

CMG Ultra Short Term Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, CMG Ultra Short Term Bond Fund returned 0.55%. The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.30% for the same 12-month period. The Fund's duration positioning, as well as its underweight in U.S. Treasuries relative to the index, aided performance. Duration is a measure of interest rate sensitivity.

Seeking Yield in a Low Rate Environment

During the period, the economy continued to recover, but only at a measured pace, requiring the Federal Reserve (the Fed) to maintain its open-ended purchases of mortgage and Treasury securities. Because short-term rates were anchored to a key borrowing rate, the federal funds rate, of zero to 0.25%, low interest rates continued throughout the period. The challenge for the Fund was to find ways to augment the prevailing low yields. In this pursuit, the Fund took several specific steps.

First, it increased its exposure to corporate, asset-backed, commercial mortgage-backed and agency securities. Treasury securities only constituted approximately 5% of the Fund, well below that of the benchmark. This was a good move, as all of the alternative sectors outperformed Treasury securities during the period. Second, we eliminated positions in commercial paper and reinvested those funds in agency floating-rate notes and corporate notes (both fixed and floating-rate). These sectors offered a yield advantage and outperformed commercial paper and Treasuries over the 12-month period. Finally, the Fund maintained a longer duration than the benchmark. Even though we shortened the Fund's average duration during the period, it was still longer than that of the benchmark and this positioning bolstered the Fund's current yield as well as its overall return for the period.

Managing Credit Risk

The Fund's underweight in Treasury securities was only part of a larger strategy regarding credit risk. The Fund also benefited from maintaining a much higher weight than the benchmark in investment-grade corporate securities and higher exposure to BBB-rated credits, which outperformed AA and A rated issues during the period. Finally, the Fund's increased exposure to the finance sector was also a plus, as financial issues tended to outperform the industrial and utility sectors.

One of the few detractors from Fund performance was an increased allocation to asset-backed securities (ABS). ABS underperformed relative to all other sectors, with the exception of Treasury and agency securities of similar maturities. Our decision to avoid all European bank and financial paper also detracted from performance. While we stayed clear of European exposure in an effort to reduce volatility in the Fund, we missed out on favorable returns from this sector during the past 12 months.

Looking Ahead

At the end of the period, the Fund remained underweight in U.S. Treasury securities relative to the benchmark, as we continue to believe that the corporate and securitized sectors may offer good relative returns versus comparable duration Treasuries. At present, corporate balance sheets are strong and the supply/demand characteristics of corporate securities remain favorable. We

Portfolio Management

Leonard Aplet, CFA

Mary Werler, CFA

Portfolio Breakdown (%) (at July 31, 2013)
Asset-Backed Securities — Non-Agency	19.5
Commercial Mortgage-Backed Securities — Agency	0.3
Commercial Mortgage-Backed Securities — Non-Agency	11.9
Corporate Bonds & Notes	50.7
Foreign Government Obligations	0.4
Inflation-Indexed Bonds	0.9
Money Market Funds	2.4
Municipal Bonds	1.4
Residential Mortgage-Backed Securities — Agency	0.2
Residential Mortgage-Backed Securities — Non-Agency	0.3
U.S. Government & Agency Obligations	7.1
U.S. Treasury Obligations	4.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

CMG Ultra Short Term Bond Fund

Manager Discussion of Fund Performance (continued)

currently intend to continue to manage the portfolio conservatively, restricting the Fund's BBB-rated exposure to shorter maturities and avoiding European finance paper.

Federal Reserve (the Fed) chairman Ben Bernanke has drawn a sharp distinction between the Fed's stance toward bond repurchases (which are expected to decrease sometime later this year) and a key borrowing rate, the federal funds rate, which is expected to remain between zero and 0.25% for the foreseeable future. Because short-term interest rates are anchored to the federal funds rate, we expect them to remain at or near their current levels throughout the next year. As a result, we plan to continue to pursue securities slightly longer than the benchmark in order to take advantage of higher yields beyond the one-year range.

Quality Breakdown (%) (at July 31, 2013)
AAA rating	47.0
AA rating	10.7
A rating	26.2
BBB rating	15.9
Not rated	0.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
5

CMG Ultra Short Term Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,001.10	1,023.55	1.24	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

CMG Ultra Short Term Bond Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 50.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 3.4%
American Honda Finance Corp. Senior Unsecured(a)(b) 06/18/14	0.673%	10,000,000	10,011,942
Daimler Finance North America LLC 11/15/13	6.500%	5,700,000	5,792,328
Daimler Finance North America LLC(a)(b) 01/09/15	0.870%	8,000,000	8,002,360
Ford Motor Credit Co. LLC Senior Unsecured 01/15/15	3.875%	5,000,000	5,158,920
PACCAR Financial Corp. Senior Unsecured 06/05/15	1.050%	4,000,000	4,023,340
Toyota Motor Credit Corp. Senior Unsecured 07/17/15	0.875%	10,000,000	10,057,330
Toyota Motor Credit Corp.(a) Senior Unsecured 01/23/15	0.435%	5,000,000	5,005,495
Volkswagen International Finance NV(a)(b) 11/20/14	0.874%	10,000,000	10,034,900
Volkswagen International Finance NV(b) 08/12/13	1.625%	5,000,000	5,001,702
Total			63,088,317
Banking 12.9%
American Express Credit Corp. Senior Unsecured 08/20/13	7.300%	4,425,000	4,440,730
American Express Credit Corp.(a) Senior Unsecured 07/29/16	0.774%	10,000,000	10,005,780
Australia and New Zealand Banking Group Ltd. Senior Unsecured(a)(b) 05/07/15	0.467%	7,500,000	7,489,405
Bank of America Corp. Senior Unsecured 05/15/14	7.375%	7,500,000	7,876,125
Bank of Montreal Senior Unsecured(a) 07/15/16	0.788%	12,500,000	12,518,312
Bank of New York Mellon Corp. (The) Senior Unsecured(a) 10/23/15	0.495%	15,000,000	15,024,645
Bank of Nova Scotia Senior Unsecured 10/09/15	0.750%	5,000,000	4,983,970

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Nova Scotia(a) 01/14/15	0.518%	3,000,000	3,000,201
Canadian Imperial Bank of Commerce Senior Unsecured 09/13/13	1.450%	11,000,000	11,015,690
Canadian Imperial Bank of Commerce(a) 08/29/13	0.323%	15,000,000	14,999,750
Capital One Financial Corp. Senior Unsecured 07/15/14	2.125%	2,000,000	2,025,268
Capital One Financial Corp.(a) Senior Unsecured 07/15/14	1.418%	10,000,000	10,066,460
Citigroup, Inc. Senior Unsecured 08/19/13	6.500%	5,000,000	5,013,699
12/13/13	6.000%	7,500,000	7,646,333
Citigroup, Inc.(a) Senior Unsecured 04/01/14	1.204%	142,000	142,454
Commonwealth Bank of Australia Senior Unsecured(b) 10/15/14	3.750%	5,000,000	5,190,260
Goldman Sachs Group, Inc. (The) Senior Unsecured 10/15/13	5.250%	6,500,000	6,555,805
05/01/14	6.000%	6,000,000	6,235,614
JPMorgan Chase & Co. Senior Unsecured 06/01/14	4.650%	5,000,000	5,167,370
JPMorgan Chase & Co.(a) Senior Unsecured 04/23/15	0.715%	10,000,000	9,986,700
Morgan Stanley(a) 01/09/14	0.570%	6,500,000	6,492,733
Senior Unsecured 01/24/14	1.865%	5,000,000	5,025,620
National Australia Bank Ltd. Senior Unsecured(a)(b) 04/11/14	0.989%	5,000,000	5,024,115
National Bank of Canada Bank Guaranteed 06/26/15	1.500%	5,000,000	5,065,975
PNC Funding Corp. Bank Guaranteed 02/08/15	3.625%	10,000,000	10,427,480
Royal Bank of Canada Senior Unsecured(a) 01/06/15	0.501%	14,800,000	14,808,636

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toronto-Dominion Bank (The) Senior Unsecured 07/14/14	1.375%	5,000,000	5,051,405
Toronto-Dominion Bank (The)(a) Senior Unsecured 07/14/14	0.568%	2,000,000	2,005,616
U.S. Bancorp Senior Unsecured 09/13/13	1.375%	7,505,000	7,509,288
07/27/15	2.450%	5,000,000	5,168,417
Wachovia Corp. Senior Unsecured 08/01/13	5.700%	5,000,000	5,000,678
Subordinated Notes 08/01/14	5.250%	5,000,000	5,215,220
Wells Fargo Bank NA Senior Unsecured 07/20/15	0.750%	10,000,000	9,992,460
Total			236,172,214
Construction Machinery 1.0%
Caterpillar Financial Services Corp. Senior Unsecured 04/01/14	1.650%	7,000,000	7,058,653
05/29/15	1.100%	3,000,000	3,023,850
Caterpillar Financial Services Corp.(a) Senior Unsecured 02/26/16	0.513%	4,990,000	4,990,080
John Deere Capital Corp. Senior Unsecured(a) 04/25/14	0.416%	4,135,000	4,139,780
Total			19,212,363
Electric 4.7%
Consolidated Natural Gas Co. Senior Unsecured 03/01/14	5.000%	10,775,000	11,051,551
Duke Energy Corp. Senior Unsecured 02/01/14	6.300%	6,675,000	6,857,041
Duke Energy Indiana, Inc. 1st Mortgage(a) 07/11/16	0.619%	3,500,000	3,497,998
Exelon Generation Co. LLC Senior Unsecured 01/15/14	5.350%	7,500,000	7,655,235
Georgia Power Co. Senior Unsecured 09/15/13	1.300%	6,598,000	6,603,757

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NSTAR Electric Co. Senior Unsecured(a) 05/17/16	0.514%	6,975,000	6,961,538
National Rural Utilities Cooperative Finance Corp.(a) Senior Unsecured 08/09/13	0.375%	7,000,000	7,000,189
02/18/14	0.346%	10,000,000	9,999,460
Northeast Utilities Senior Unsecured(a) 09/20/13	1.022%	3,330,000	3,332,846
Peco Energy Co. 1st Mortgage 10/15/13	5.600%	5,360,000	5,413,096
Pennsylvania Electric Co. Senior Unsecured 04/01/14	5.125%	7,000,000	7,193,543
Southern California Edison Co. 1st Refunding Mortgage 01/15/14	5.000%	10,520,000	10,735,744
Total			86,301,998
Food and Beverage 3.3%
Anheuser-Busch InBev Worldwide, Inc. 07/14/14	1.500%	15,550,000	15,704,878
Bacardi Ltd.(b) 04/01/14	7.450%	5,000,000	5,213,425
Campbell Soup Co. Senior Unsecured(a) 08/01/14	0.565%	9,000,000	9,011,538
ConAgra Foods, Inc. Senior Unsecured 01/25/16	1.300%	2,000,000	2,005,652
General Mills, Inc. Senior Unsecured 05/16/14	1.550%	1,375,000	1,386,135
General Mills, Inc.(a) Senior Unsecured 05/16/14	0.624%	4,000,000	4,007,308
01/29/16	0.564%	2,625,000	2,623,706
PepsiCo, Inc. 08/13/15	0.700%	7,000,000	7,002,961
PepsiCo, Inc.(a) Senior Notes 02/26/16	0.483%	3,275,000	3,276,680
SABMiller Holdings, Inc.(b) 01/15/15	1.850%	7,500,000	7,606,462
SABMiller PLC Senior Unsecured(b) 01/15/14	5.700%	2,000,000	2,044,860
Total			59,883,605

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gas Distributors 0.3%
Sempra Energy Senior Unsecured(a) 03/15/14	1.033%	5,000,000	5,013,815
Gas Pipelines 1.0%
Enterprise Products Operating LLC 03/01/15	5.000%	3,435,000	3,656,087
Kinder Morgan Energy Partners LP Senior Unsecured 12/15/13	5.000%	4,000,000	4,061,164
TransCanada PipeLines Ltd. Senior Unsecured 03/02/15	0.875%	3,650,000	3,661,191
Williams Partners LP Senior Unsecured 02/15/15	3.800%	7,000,000	7,295,449
Total			18,673,891
Health Care 0.9%
Express Scripts Holding Co. 11/21/14	2.750%	8,000,000	8,191,144
McKesson Corp. Senior Unsecured 12/04/15	0.950%	8,250,000	8,269,189
Total			16,460,333
Healthcare Insurance 1.2%
UnitedHealth Group, Inc. Senior Unsecured 08/15/14	5.000%	7,500,000	7,839,045
UnitedHealth Group, Inc.(a) Senior Unsecured 08/28/14	0.398%	5,000,000	5,000,360
WellPoint, Inc. Senior Unsecured 12/15/14	5.000%	4,605,000	4,862,452
09/10/15	1.250%	5,000,000	5,035,340
Total			22,737,197
Independent Energy 0.6%
Canadian Natural Resources Ltd. Senior Unsecured 11/14/14	1.450%	5,000,000	5,042,676
EnCana Holdings Finance Corp. 05/01/14	5.800%	5,000,000	5,182,980
Total			10,225,656

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.7%
BP Capital Markets PLC 12/05/14	1.700%	7,500,000	7,616,527
03/10/15	3.875%	5,065,000	5,325,863
Total			12,942,390
Life Insurance 3.3%
Genworth Financial, Inc. 06/15/14	5.750%	4,543,000	4,728,868
Hartford Financial Services Group, Inc. Senior Unsecured 03/30/15	4.000%	4,000,000	4,182,768
MetLife Institutional Funding II Secured(a)(b) 04/04/14	1.174%	5,000,000	5,029,655
Metropolitan Life Global Funding I Secured(a)(b) 07/15/16	0.798%	7,500,000	7,497,893
New York Life Global Funding(a)(b) Secured 06/18/14	0.393%	8,000,000	8,004,991
07/30/14	0.265%	10,000,000	10,002,800
Principal Life Global Funding I Senior Secured(b) 10/15/13	5.125%	3,000,000	3,027,348
Principal Life Global Funding II(a)(b) Senior Secured 07/09/14	0.895%	5,000,000	5,017,587
09/19/14	0.433%	5,000,000	5,000,047
Prudential Financial, Inc. Senior Unsecured 04/01/14	4.750%	7,500,000	7,697,152
Total			60,189,109
Media Cable 1.9%
Comcast Corp. 01/15/14	5.300%	10,000,000	10,207,400
DIRECTV Holdings LLC/Financing Co., Inc. 10/01/14	4.750%	5,000,000	5,223,175
02/15/16	3.125%	5,000,000	5,195,015
NBCUniversal Enterprise, Inc.(a)(b) 04/15/16	0.805%	5,625,000	5,645,881
Time Warner Cable, Inc. 04/01/14	7.500%	8,900,000	9,281,774
Total			35,553,245
Media Non-Cable 0.6%
Reed Elsevier Capital, Inc. 01/15/14	7.750%	9,226,000	9,506,498

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thomson Reuters Corp. Senior Unsecured 05/23/16	0.875%	1,405,000	1,396,473
Total			10,902,971
Metals 0.7%
Rio Tinto Finance USA Ltd. 05/01/14	8.950%	5,000,000	5,297,140
Rio Tinto Finance USA PLC 03/20/15	1.125%	7,500,000	7,522,440
Total			12,819,580
Non-Captive Diversified 1.0%
General Electric Capital Corp. Senior Unsecured 01/08/16	1.000%	10,000,000	9,981,940
General Electric Capital Corp.(a) Senior Unsecured 07/10/15	0.649%	7,500,000	7,504,416
Total			17,486,356
Oil Field Services 0.4%
Halliburton Co. Senior Unsecured(c) 08/01/16	1.000%	7,500,000	7,494,368
Pharmaceuticals 1.7%
AbbVie, Inc.(a)(b) 11/06/15	1.027%	7,000,000	7,064,183
GlaxoSmithKline Capital, Inc. 03/18/16	0.700%	10,000,000	9,931,450
Sanofi Senior Unsecured 09/30/14	1.200%	5,000,000	5,048,910
Sanofi(a) Senior Unsecured 03/28/14	0.586%	5,000,000	5,011,055
Teva Pharmaceutical Finance Co. BV(a) 11/08/13	1.175%	5,000,000	5,010,705
Total			32,066,303
Property & Casualty 1.6%
Allstate Corp. (The) Senior Unsecured 05/16/14	6.200%	6,775,000	7,071,088
Aspen Insurance Holdings Ltd. Senior Unsecured 08/15/14	6.000%	7,500,000	7,854,030
Berkshire Hathaway Finance Corp.(a) 01/10/14	0.599%	4,600,000	4,606,573

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berkshire Hathaway, Inc. Senior Unsecured(a) 08/15/14	0.975%	10,000,000	10,062,580
Total			29,594,271
REITs 1.7%
Boston Properties LP 04/15/15	5.625%	7,100,000	7,661,652
Kimco Realty Corp. Senior Unsecured 06/01/14	4.820%	12,125,000	12,523,464
Simon Property Group LP Senior Unsecured 06/15/15	5.100%	10,000,000	10,806,470
Total			30,991,586
Retailers 0.6%
Target Corp. Senior Unsecured 07/18/14	1.125%	3,950,000	3,976,149
Wal-Mart Stores, Inc. Senior Unsecured 04/11/16	0.600%	4,480,000	4,470,687
Walgreen Co. Senior Unsecured(a) 03/13/14	0.772%	3,091,000	3,095,736
Total			11,542,572
Supranational 1.1%
Inter-American Development Bank Senior Unsecured(a) 02/11/16	0.233%	20,000,000	20,014,460
Technology 2.2%
Apple, Inc. Senior Unsecured 05/03/16	0.450%	5,000,000	4,959,920
Apple, Inc.(a) Senior Unsecured 05/03/16	0.316%	8,750,000	8,750,000
Hewlett-Packard Co. Senior Unsecured(a) 05/30/14	0.673%	10,000,000	9,979,530
International Business Machines Corp. Senior Unsecured 05/06/16	0.450%	5,000,000	4,959,800
Xerox Corp.(a) Senior Unsecured 09/13/13	1.672%	7,950,000	7,957,248
05/16/14	1.094%	3,000,000	2,999,994
Total			39,606,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.7%
ERAC U.S.A. Finance LLC(b) 01/10/14	2.250%	7,000,000	7,044,457
05/01/15	5.600%	5,000,000	5,378,370
Total			12,422,827
Wireless 0.1%
Rogers Communications, Inc. 03/15/14	5.500%	2,500,000	2,573,780
Wirelines 3.3%
AT&T, Inc. Senior Unsecured 02/13/15	0.875%	5,000,000	5,013,305
AT&T, Inc.(a) Senior Unsecured 02/12/16	0.660%	10,625,000	10,655,622
BellSouth Corp. Senior Unsecured 09/15/14	5.200%	4,700,000	4,925,097
British Telecommunications PLC Senior Unsecured(a) 12/20/13	1.397%	10,000,000	10,035,490
Deutsche Telekom International Finance BV 08/20/13	5.875%	5,715,000	5,730,464
Telecom Italia Capital SA 11/15/13	5.250%	8,000,000	8,080,856
Telefonica Emisiones SAU 01/15/15	4.949%	5,000,000	5,211,845
Verizon Communications, Inc. Senior Unsecured 03/28/14	1.950%	1,000,000	1,009,668
11/02/15	0.700%	6,500,000	6,488,281
Verizon Communications, Inc.(a) Senior Unsecured 03/28/14	0.886%	4,000,000	4,011,628
Total			61,162,256
Total Corporate Bonds & Notes (Cost: $933,620,164)			935,131,955

Residential Mortgage-Backed Securities — Agency 0.2%

Federal Home Loan Mortgage Corp.(a)(d) 02/01/36	2.439%	281,457	298,860
Federal National Mortgage Association(a)(d) 03/01/34	3.005%	156,080	163,749

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(d) CMO Series 2011-18 Class EM 06/25/37	4.000%	2,745,371	2,818,873
Total Residential Mortgage-Backed Securities — Agency (Cost: $3,273,420)			3,281,482
Residential Mortgage-Backed Securities — Non-Agency 0.3%
Credit Suisse Mortgage Capital Certificates CMO Series 2010-1R Class 21A1(a)(b)(d) 01/27/36	2.600%	649,463	644,552
JPMorgan Resecuritization Trust CMO Series 2010-1 Class 1A1(b)(d) 02/26/37	6.000%	1,248,646	1,281,365
RBSSP Resecuritization Trust CMO Series 2012-2 Class 1A5(a)(b)(d) 05/26/47	0.320%	2,623,703	2,582,544
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $4,518,118)			4,508,461

Commercial Mortgage-Backed Securities — Agency 0.2%

Government National Mortgage Association(d) Series 2007-13 Class C 06/16/40	5.020%	2,798,123	2,833,937
Series 2010-132 Class AE 02/16/15	2.500%	143,994	144,130
Series 2010-141 Class A 08/16/31	1.864%	1,495,384	1,501,047
Total Commercial Mortgage-Backed Securities — Agency (Cost: $4,587,554)			4,479,114

Commercial Mortgage-Backed Securities —
Non-Agency 11.9%

Banc of America Commercial Mortgage, Inc. Series 2004-3 Class A5(a)(d) 06/10/39	5.556%	16,604,152	16,982,676
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-1 Class A5(a)(d) 11/10/42	5.213%	5,853,000	6,158,427
Bear Stearns Commercial Mortgage Securities(a)(d) Series 2003-T12 Class A4 08/13/39	4.680%	1,492,006	1,494,168

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2004-T16 Class A6 02/13/46	4.750%	14,319,404	14,804,947
Series 2005-T18 Class A4 02/13/42	4.933%	9,760,521	10,219,646
Citigroup Commercial Mortgage Trust Series 2005-C3 Class ASB(d) 05/15/43	4.755%	1,627,375	1,660,459
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A5(a)(d) 07/10/37	5.354%	15,295,000	15,643,787
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5 Class A4(d) 11/15/37	4.829%	4,359,000	4,535,182
DBRR Trust Series 2012-EZ1 Class A(b)(d) 09/25/45	0.946%	3,952,548	3,959,208
GE Capital Commercial Mortgage Corp. Series 2004-C2 Class A4(d) 03/10/40	4.893%	9,811,000	9,960,009
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6(a)(d) 08/10/38	5.396%	6,850,000	7,034,481
Greenwich Capital Commercial Funding Corp.(a)(d) Series 2004-GG1 Class A7 06/10/36	5.317%	8,643,067	8,784,337
Series 2005-GG3 Class A4 08/10/42	4.799%	13,205,000	13,741,083
JPMorgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thru Series 2004-C2 Class A3(a)(d) 05/15/41	5.212%	5,735,000	5,860,723
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2011-FL1 Class A(a)(b)(d) 11/15/28	2.091%	10,455,372	10,500,655
JPMorgan Chase Commercial Mortgage Securities Trust Series 2003-CB6 Class A2(a)(d) 07/12/37	5.255%	308,720	308,536
LB-UBS Commercial Mortgage Trust(a)(d) Series 2004-C6 Class A6 08/15/29	5.020%	6,780,000	6,926,455
Series 2005-C7 Class A4 11/15/30	5.197%	7,935,000	8,492,307
LB-UBS Commercial Mortgage Trust(d) Series 2004-C1 Class A4 01/15/31	4.568%	9,141,041	9,317,791
Merrill Lynch Mortgage Trust(a)(d) Series 2003-KEY1 Class A4 11/12/35	5.236%	7,814,470	7,826,958
Series 2004-BPC1 Class A5 10/12/41	4.855%	11,172,751	11,543,675

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(d) Series 2003-T11 Class A4 06/13/41	5.150%	594,546	594,110
Series 2004-T13 Class A4 09/13/45	4.660%	8,555,749	8,606,434
Wachovia Bank Commercial Mortgage Trust(a)(d) Series 2004-C14 Class A4 08/15/41	5.088%	7,500,000	7,711,365
Series 2005-C17 Class A4 03/15/42	5.083%	15,000,000	15,769,200
Wachovia Bank Commercial Mortgage Trust(d) Series 2004-C10 Class A4 02/15/41	4.748%	9,651,137	9,758,313
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $224,110,423)			218,194,932

Asset-Backed Securities — Non-Agency 19.6%

ARI Fleet Lease Trust Series 2013-A Class A2(b) 12/15/15	0.700%	7,000,000	6,988,537
Ally Auto Receivables Trust Series 2012-3 Class A2 01/15/15	0.700%	4,126,225	4,126,909
Series 2012-SN1 Class A2 12/22/14	0.510%	5,169,410	5,166,153
Series 2013-1 Class A2 10/15/15	0.460%	9,000,000	8,985,757
Ally Master Owner Trust Series 2011-4 Class A2 09/15/16	1.540%	5,110,000	5,149,120
Ally Master Owner Trust(a) Series 2011-1 Class A1 01/15/16	1.061%	5,000,000	5,011,909
Series 2013-1 Class A1 02/15/18	0.641%	7,500,000	7,452,385
AmeriCredit Automobile Receivables Trust Series 2012-1 Class A2 10/08/15	0.910%	592,467	592,866
Series 2013-2 Class A2 11/08/16	0.530%	10,200,000	10,184,298
American Credit Acceptance Receivables Trust(b) Series 2013-1 Class A 04/16/18	1.450%	4,334,233	4,329,240
American Credit Acceptance Receivables Trust(b)(c) Series 2013-2 Class A 02/15/17	1.320%	5,000,000	4,999,851
BMW Vehicle Owner Trust Series 2011-A Class A3 08/25/15	0.760%	2,512,009	2,514,891

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Education Loan Trust Series 2005-1 Class A2(a) 03/15/22	0.363%	753,060	752,325
CNH Equipment Trust Series 2011-B Class A3 08/15/16	0.910%	1,839,308	1,841,983
Series 2012-B Class A2 10/15/15	0.650%	1,265,721	1,265,773
Cabela's Master Credit Card Trust Series 2010-1A Class A2(a)(b) 01/16/18	1.641%	7,530,000	7,651,670
Capital Auto Receivables Asset Trust Series 2013-1 Class A1 03/20/15	0.470%	8,300,000	8,297,501
Chesapeake Funding LLC(a)(b) Series 2009-2A Class A 09/15/21	1.941%	899,419	901,336
Series 2012-1A Class A 11/07/23	0.945%	4,698,877	4,719,707
Enterprise Fleet Financing LLC(b) Series 2011-2 Class A2 10/20/16	1.430%	1,776,364	1,779,187
Series 2012-2 Class A2 04/20/18	0.720%	2,488,186	2,488,651
Ford Credit Auto Lease Trust Series 2011-A Class A3 07/15/14	1.030%	2,580,355	2,581,076
Series 2013-A Class A2 05/15/15	0.460%	8,700,000	8,688,419
Ford Credit Auto Owner Trust Series 2012-C Class A2 04/15/15	0.470%	1,797,133	1,797,080
Series 2012-D Class A2 09/15/15	0.400%	4,357,257	4,359,261
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 09/15/15	1.500%	8,175,000	8,184,533
Ford Credit Floorplan Master Owner Trust(a) Series 2012-4 Class A2 09/15/16	0.541%	8,500,000	8,492,455
GE Capital Credit Card Master Note Trust Series 2012-4 Class A(a) 06/15/18	0.491%	5,000,000	4,995,840
GE Equipment Midticket LLC Series 2012-1 Class A2 01/22/15	0.470%	4,422,942	4,419,827
GE Equipment Small Ticket LLC(b) Series 2012-1A Class A2 11/21/14	0.850%	4,205,013	4,207,065
Series 2013-1A Class A2 01/25/16	0.730%	5,000,000	4,995,312

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Equipment Transportation LLC Series 2013-1 Class A2 11/24/15	0.500%	5,450,000	5,439,709
Great America Leasing Receivables Series 2013-1 Class A2(b) 05/15/15	0.610%	7,500,000	7,504,622
Harley-Davidson Motorcycle Trust Series 2012-1 Class A2 08/15/15	0.500%	1,665,307	1,665,067
Honda Auto Receivables Owner Trust Series 2012-4 Class A2 04/20/15	0.400%	11,603,916	11,609,999
Series 2013-3 Class A3 01/15/16	0.540%	12,000,000	12,000,000
Hyundai Auto Lease Securitization Trust(b) Series 2012-A Class A2 01/15/15	0.680%	2,070,744	2,070,966
Series 2013-A Class A2 09/15/15	0.510%	12,000,000	11,983,553
Hyundai Auto Receivables Trust Series 2012-B Class A2 01/15/15	0.540%	2,934,687	2,935,046
Series 2013-B Class A2 03/15/16	0.530%	15,000,000	14,997,439
John Deere Owner Trust Series 2012-B Class A2 02/17/15	0.430%	4,862,675	4,860,313
Series 2013-A Class A2 09/15/15	0.410%	5,500,000	5,490,823
Louisiana Public Facilities Authority Series 2011-A Class A1(a) 04/26/21	0.766%	92,253	92,260
Mercedes-Benz Auto Lease Trust Series 2012-A Class A3 11/17/14	0.880%	10,000,000	10,007,854
Mercedes-Benz Master Owner Trust Series 2012-BA Class A(a)(b) 11/15/16	0.461%	6,015,000	6,002,593
Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b) 11/20/16	1.697%	6,199,946	6,199,946
Nissan Auto Receivables Owner Trust Series 2012-B Class A2 04/15/15	0.390%	4,185,213	4,188,014
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1 Class A1(a) 10/01/18	0.774%	324,067	324,227
Porsche Innovative Lease Owner Trust Series 2012-1 Class A2(b) 02/23/15	0.440%	2,534,072	2,532,574

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Auto Receivables Trust Series 2013-1A Class A2(b) 02/15/18	1.090%	5,000,000	4,997,164
SLM Private Education Loan Trust Series 2013-A Class A1(a)(b) 08/15/22	0.791%	4,075,298	4,049,014
SLM Student Loan Trust(a) Series 2012-6 Class A1 02/27/17	0.350%	2,668,350	2,664,274
Series 2012-7 Class A1 02/27/17	0.350%	6,039,647	6,032,125
Series 2013-1 Class A1 02/27/17	0.340%	7,473,774	7,456,904
SLM Student Loan Trust(a)(b) Series 2011-A Class A1 10/15/24	1.191%	1,506,386	1,508,826
Series 2011-B Class A1 12/16/24	1.041%	3,186,436	3,184,676
Series 2012-B Class A1 12/15/21	1.291%	1,255,701	1,259,004
SMART Trust Series 2012-4US Class A2A 06/14/15	0.670%	10,273,266	10,266,151
Series 2013-1US Class A2A 05/14/15	0.580%	9,000,000	8,987,500
SMART Trust(a) Series 2012-4US Class A3B 03/14/17	0.741%	4,000,000	3,992,055
SMART Trust(b) Series 2012-1USA Class A2A 09/14/14	1.040%	1,436,456	1,437,096
Santander Drive Auto Receivables Trust Series 2012-1 Class A2 04/15/15	1.250%	678,700	679,321
Series 2012-2 Class A2 05/15/15	0.910%	1,300,119	1,300,817
Series 2012-3 Class A2 04/15/15	0.830%	1,304,003	1,304,351
Series 2013-2 Class A2 03/15/16	0.470%	6,250,000	6,243,698
Series 2013-4 Class A2 09/15/16	0.890%	5,000,000	4,999,249
Silverleaf Finance VII LLC Series 2010-A Class A(b) 07/15/22	5.360%	886,746	892,283
Utah State Board of Regents Series 2011-1 Class A1(a) 05/01/23	0.765%	2,787,019	2,787,437
Volkswagen Auto Lease Trust Series 2012-A Class A2 11/20/14	0.660%	2,964,468	2,965,641
Series 2013-A Class A2A 12/21/15	0.630%	7,000,000	7,000,000

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Volvo Financial Equipment LLC Series 2013-1A Class A2(b) 11/16/15	0.530%	10,000,000	9,971,961
World Omni Master Owner Trust Series 2013-1 Class A(a)(b) 02/15/18	0.541%	8,070,000	8,072,030
Total Asset-Backed Securities — Non-Agency (Cost: $360,121,423)			359,877,499

Inflation-Indexed Bonds 0.9%

United States 0.9%
U.S. Treasury Inflation-Indexed Bond 04/15/14	1.250%	15,657,457	15,876,411
Total Inflation-Indexed Bonds (Cost: $15,908,287)			15,876,411

U.S. Treasury Obligations 4.9%

U.S. Treasury 01/31/14	0.250%	4,000,000	4,003,280
02/28/14	0.250%	30,000,000	30,026,940
10/31/14	0.250%	10,000,000	10,008,590
01/31/15	0.250%	15,000,000	15,008,790
03/15/15	0.375%	12,000,000	12,024,372
05/31/15	0.250%	10,000,000	9,995,312
10/15/15	0.250%	4,500,000	4,487,697
06/15/16	0.500%	5,000,000	4,990,157
Total U.S. Treasury Obligations (Cost: $90,314,281)			90,545,138

U.S. Government & Agency Obligations 7.2%

Federal Farm Credit Banks(a) 07/16/14	0.200%	6,000,000	6,005,196
03/24/15	0.230%	15,000,000	15,015,105
10/26/15	0.219%	20,000,000	20,013,820
10/26/15	0.239%	35,000,000	35,039,725
02/24/16	0.241%	35,000,000	35,033,635
Federal National Mortgage Association 10/26/15	1.625%	10,000,000	10,253,150
Federal National Mortgage Association(a) 01/20/15	0.202%	10,000,000	10,007,750
Total U.S. Government & Agency Obligations (Cost: $131,260,258)			131,368,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Foreign Government Obligations 0.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.4%
Province of Ontario Senior Unsecured 01/27/14	1.375%	8,000,000	8,041,832
Total Foreign Government Obligations (Cost: $8,042,970)			8,041,832

Municipal Bonds 1.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.2%
University of California Revenue Bonds Taxable Series 2011Y-1(a) 07/01/41	0.767%	5,000,000	5,002,450
Florida 0.3%
Citizens Property Insurance Corp. Revenue Bonds Personal & Commercial Lines Series 2012(a) 06/01/15	1.300%	5,000,000	5,062,100
Illinois 0.5%
State of Illinois Taxable Unlimited General Obligation Bonds Series 2010 01/01/14	4.071%	10,000,000	10,129,000
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 0.1%
City of Baton Rouge/Parish of East Baton Rouge Refunding Revenue Bonds Taxable Series 2012 01/15/15	1.239%	1,000,000	1,001,050
New Jersey 0.3%
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2004A 06/15/14	5.000%	5,000,000	5,195,400
Total Municipal Bonds (Cost: $26,293,938)			26,390,000

Money Market Funds 2.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.191%(e)(f)	44,972,196	44,972,196
Total Money Market Funds (Cost: $44,972,196)		44,972,196
Total Investments (Cost: $1,847,023,032)		1,842,667,401
Other Assets & Liabilities, Net		(6,211,639)
Net Assets		1,836,455,762

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $268,027,831 or 14.59% of net assets.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at July 31, 2013.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	27,934	1,313,170,099	(1,268,225,837)	44,972,196	123,057	44,972,196

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Abbreviation Legend

CMO Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	935,131,955	—	935,131,955
Residential Mortgage-Backed Securities — Agency	—	3,281,482	—	3,281,482
Residential Mortgage-Backed Securities — Non-Agency	—	4,508,461	—	4,508,461
Commercial Mortgage-Backed Securities — Agency	—	4,479,114	—	4,479,114
Commercial Mortgage-Backed Securities — Non-Agency	—	214,235,724	3,959,208	218,194,932
Asset-Backed Securities — Non-Agency	—	353,677,553	6,199,946	359,877,499
Inflation-Indexed Bonds	—	15,876,411	—	15,876,411
U.S. Treasury Obligations	90,545,138	—	—	90,545,138
U.S. Government & Agency Obligations	—	131,368,381	—	131,368,381
Foreign Government Obligations	—	8,041,832	—	8,041,832
Municipal Bonds	—	26,390,000	—	26,390,000
Total Bonds	90,545,138	1,696,990,913	10,159,154	1,797,695,205
Mutual Funds
Money Market Funds	44,972,196	—	—	44,972,196
Total Mutual Funds	44,972,196	—	—	44,972,196
Total	135,517,334	1,696,990,913	10,159,154	1,842,667,401

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of July 31, 2012	5,312,251	—	7,104,183	12,416,434
Accrued discounts/premiums	—	(500)	84,998	84,498
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(a)	—	2,202	(46,190)	(43,988)
Sales	—	(347,452)	(7,693,045)	(8,040,497)
Purchases	—	4,304,958	6,750,000	11,054,958
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(5,312,251)	—	—	(5,312,251)
Balance as of July 31, 2013	—	3,959,208	6,199,946	10,159,154

(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2013 was $2,202, fully comprised of Commercial Mortgage-Backed Securities — Non-Agency.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain commercial and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

CMG Ultra Short Term Bond Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,802,050,836)	$1,797,695,205
Affiliated issuers (identified cost $44,972,196)	44,972,196
Total investments (identified cost $1,847,023,032)	1,842,667,401
Receivable for:
Investments sold	750
Capital shares sold	5,979,040
Dividends	12,041
Interest	6,697,814
Expense reimbursement due from Investment Manager	158
Trustees' deferred compensation plan	34,325
Total assets	1,855,391,529
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	12,494,151
Capital shares purchased	5,383,894
Dividend distributions to shareholders	987,788
Investment management fees	12,791
Other expenses	22,818
Trustees' deferred compensation plan	34,325
Total liabilities	18,935,767
Net assets applicable to outstanding capital stock	$1,836,455,762
Represented by
Paid-in capital	$1,868,422,039
Excess of distributions over net investment income	(388,681)
Accumulated net realized loss	(27,221,965)
Unrealized appreciation (depreciation) on:
Investments	(4,355,631)
Total — representing net assets applicable to outstanding capital stock	$1,836,455,762
Shares outstanding	204,301,046
Net asset value per share	$8.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

CMG Ultra Short Term Bond Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$123,057
Interest	17,132,570
Income from securities lending — net	15,352
Total income	17,270,979
Expenses:
Investment management fees	4,262,492
Compensation of board members	49,944
Professional fees	67,891
Total expenses	4,380,327
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(113,452)
Total net expenses	4,266,875
Net investment income	13,004,104
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,740,674
Net realized gain	1,740,674
Net change in unrealized appreciation (depreciation) on:
Investments	(6,512,820)
Net change in unrealized appreciation (depreciation)	(6,512,820)
Net realized and unrealized loss	(4,772,146)
Net increase in net assets resulting from operations	$8,231,958

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

CMG Ultra Short Term Bond Fund

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Operations
Net investment income	$13,004,104	$10,199,980
Net realized gain (loss)	1,740,674	(581,851)
Net change in unrealized appreciation (depreciation)	(6,512,820)	943,137
Net increase in net assets resulting from operations	8,231,958	10,561,266
Distributions to shareholders
Net investment income	(13,004,354)	(11,245,979)
Total distributions to shareholders	(13,004,354)	(11,245,979)
Increase (decrease) in net assets from capital stock activity	475,436,196	398,209,586
Total increase in net assets	470,663,800	397,524,873
Net assets at beginning of year	1,365,791,962	968,267,089
Net assets at end of year	$1,836,455,762	$1,365,791,962
Excess of distributions over net investment income	$(388,681)	$(836,354)

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Subscriptions	236,353,132	2,128,906,967	134,688,205	1,212,285,459
Distributions reinvested	52,716	474,857	55,826	502,067
Redemptions	(183,652,614)	(1,653,945,628)	(90,557,383)	(814,577,940)
Total increase	52,753,234	475,436,196	44,186,648	398,209,586
Total net increase	52,753,234	475,436,196	44,186,648	398,209,586

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

CMG Ultra Short Term Bond Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended July 31,
	2013	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$9.01	$9.02	$9.10		$9.16		$9.29		$9.59
Income from investment operations
Net investment income (loss)	0.07	0.08	0.13		0.13		0.26		0.43
Net realized and unrealized gain (loss)	(0.02)	0.00 (a)	0.00	(a)	0.06		(0.07)		(0.30)
Total from investment operations	0.05	0.08	0.13		0.19		0.19		0.13
Less distributions to shareholders from:
Net investment income	(0.07)	(0.09)	(0.21)		(0.25)		(0.32)		(0.43)
Total distributions to shareholders	(0.07)	(0.09)	(0.21)		(0.25)		(0.32)		(0.43)
Net asset value, end of period	$8.99	$9.01	$9.02		$9.10		$9.16		$9.29
Total return	0.55%	0.93%	1.45%		2.10	%(b)	2.16%		1.42%
Ratios to average net assets(c)(d)
Total gross expenses	0.26%	0.26%	0.26	%(e)	0.26	%(e)	0.29	%(e)	0.32%
Total net expenses(f)	0.25%	0.25%	0.25	%(e)	0.25	%(e)	0.25	%(e)	0.25%
Net investment income	0.76%	0.93%	1.39%		1.38%		2.82%		4.58%
Supplemental data
Net assets, end of period (in thousands)	$1,836,456	$1,365,792	$968,267		$1,205,473		$338,239		$96,595
Portfolio turnover	67%	66%	51%		90%		103%		69%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

CMG Ultra Short Term Bond Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, affiliated funds, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund's prospectus for further details, including applicable investment minimums.

Fund Shares

The Trust may issue an unlimited number of shares (without par value), which are offered continuously at net asset value.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013
23

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund's investment management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all operating costs and expenses of the Fund (other than the expenses described below or in the Fund's prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund's average net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund Administrator does not receive a fee for its administration and accounting services under the Administrative Services Agreement.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2013
24

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, is charged its pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to the Fund are payable by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent fees for the Fund are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.25% of the Fund's average daily net assets.

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications and market premium sold. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$447,923
Accumulated net realized loss	(399,961)
Paid-in capital	(47,962)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2013	2012
Ordinary income	$13,004,354	$11,245,979
Total	$13,004,354	$11,245,979

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$634,072
Undistributed accumulated long-term capital loss	(27,218,620)
Unrealized depreciation	(4,359,616)

At July 31, 2013, the cost of investments for federal income tax purposes was $1,847,027,017 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,609,777
Unrealized depreciation	(6,969,393)
Net unrealized depreciation	$(4,359,616)

Annual Report 2013
25

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2014	627,248
2015	685,751
2016	213,699
2017	2,249,159
2018	1,023,617
2019	11,369,928
Unlimited short-term	4,155,779
Unlimited long-term	6,893,439
Total	27,218,620

For the year ended July 31, 2013, $47,961 of capital loss carryforward expired unused.

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,711,402,168 and $1,056,853,911, respectively, for the year ended July 31, 2013, of which $272,972,856 and $101,374,572, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned 96.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal

Annual Report 2013
26

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 10. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

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CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
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CMG Ultra Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

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CMG Ultra Short Term Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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CMG Ultra Short Term Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

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CMG Ultra Short Term Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

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CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to CMG Ultra Short Term Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the fifty-sixth, forty-eighth and sixtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
34

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the second and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

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CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
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CMG Ultra Short Term Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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CMG Ultra Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN103_07_C01_(09/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$107,400	$132,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$3,600	$5,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 includes Audit-Related Fees for agreed-upon procedures related to fund mergers.  Fiscal year 2012 includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended July 31, 2013 and July 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$14,400	$15,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2013 and July 31, 2012, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$231,400	$395,800

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s)

to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$249,400	$416,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 23, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 23, 2013